UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-K/A

(Amendment No. 1)

(Mark One)

☒ Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the fiscal year ended December 31, 2022

OR

☐ Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the transition period from _________ to _________.

Commission File Number 000-55871

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Indiana	35-0472300
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1301 South Harrison Street, Fort Wayne, Indiana	46802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (260) 455-2000

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:  Common Stock, par value $2.50

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer	☐	Accelerated Filer	☐
Non-accelerated Filer	☒	Smaller Reporting Company	☐
		Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).

Yes  ☐    No  ☒

As of March 7, 2023, 10,000,000 shares of common stock of the registrant ($2.50 par value) were outstanding, all of which were directly owned by Lincoln National Corporation.

Documents Incorporated by Reference:  None

THE REGISTRANT MEETS THE CONDITIONS SET FORTH IN GENERAL INSTRUCTIONS I(1) (a) AND (b) OF FORM 10-K AND IS THEREFORE FILING THIS FORM 10-K WITH THE REDUCED DISCLOSURE FORMAT.

Explanatory Note

The Lincoln National Life Insurance Company (the “Company”) is filing this Amendment No. 1 on Form 10-K/A (the “Amendment” or “Form 10-K/A”) to amend and restate certain items in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, originally filed with the Securities and Exchange Commission (the “SEC”) on March 7, 2023, (the “Original Form 10-K”). Except as described below, no other information included in the Original Form 10-K is being amended or updated by this Amendment and this Amendment does not purport to reflect any information or events subsequent to the Original Form 10-K. This Amendment should be read in conjunction with the Original Form 10-K.

Restatement Background

As previously disclosed, the Company entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) that was effective as of October 1, 2021, to reinsure liabilities under a block of in-force executive benefit and universal life insurance policies. The transaction was structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. For the coinsurance portion of the transaction, the Company transferred both the insurance reserves and a portfolio of assets to Resolution Life, which triggered a realized gain on the invested assets for the Company.

As a result of the transaction, the Company recorded a deferred gain on the invested assets transferred pursuant to the transaction, recognizable over the projected life of the reinsured policies. The Company has determined that the realized gain should have been recognized at the time of the transfer of the assets and that the correct accounting treatment for the Resolution Life transaction is to reflect a one-time gain related to the transfer of assets rather than a deferred gain. For additional information on the error, see “Part II – Item 8. Financial Statements and Supplementary Data – Note 1 – Restatement of Previously Issued Consolidated Financial Statements” in this Form 10-K/A.

As a result, on March 21, 2023, the Board of Directors of the Company, after discussion with the Company’s management determined that the Company’s previously issued audited consolidated financial statements as of and for the annual periods ended December 31, 2021, and December 31, 2022, and for the quarterly periods ended March 31, June 30 and September 30, 2022, should no longer be relied upon solely as a result of the above-described error in the accounting treatment with respect to timing for the recognition of investment gains related to the fourth quarter 2021 reinsurance transaction with Resolution Life. Accordingly, on March 27, 2023, the Company announced that it would restate its audited consolidated financial statements as of and for the years ended December 31, 2022, and December 31, 2021, and its interim financial statements for the quarters of 2022 and the fourth quarter of 2021.

Restatement of Previously Issued Consolidated Financial Statements

This Form 10-K/A includes audited restated consolidated financial statements for the years ended December 31, 2022, and December 31, 2021, as well as unaudited restated interim financial information for the quarterly periods in 2022 and 2021. In addition to correcting the accounting treatment for the reinsurance transaction described above, the restated consolidated financial statements for the years ended December 31, 2022, and December 31, 2021, included herein also correct previously identified errors that the Company determined to be immaterial, both individually and in the aggregate.

For additional information on the audited consolidated financial statements for the years ended December 31, 2022, and December 31, 2021, see “Part II – Item 8. Financial Statements and Supplementary Data – Note 1 – Restatement of Previously Issued Consolidated Financial Statements” in this Form 10-K/A. For restated information on the quarterly consolidated financial statements for the years 2022 and 2021, see Note 24 in “Part II – Item 8. Financial Statements and Supplementary Data” in this Form 10-K/A.

This Form 10-K/A also amends and restates the following items included in the Original Form 10-K as appropriate to reflect the restatement and revision of the relevant periods: Item 7. Management’s Narrative Analysis of the Results of Operations; Item 7A. Quantitative and Qualitative Disclosures About Market Risk; Item 8. Financial Statements and Supplementary Data; Item 9A. Controls and Procedures; and Item 15. Exhibits and Financial Statement Schedules.

In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is also including with this Form 10-K/A currently dated certifications of the Company’s President and Chief Financial Officer (attached as Exhibits 31.1, 31.2, 32.1, and 32.2).

Except as discussed above and as further described in Note 1 to the consolidated financial statements, the Company has not modified or updated the disclosures in the Original Form 10-K. Accordingly, this 10-K/A does not reflect events occurring after the Original Form 10-K or modify or update those disclosures affected by subsequent events. This Amendment should be read in conjunction with the Original Form 10-K.

Control Considerations

In connection with the restatement, management has assessed the effectiveness of the Company’s internal control over financial reporting. Based on this assessment, the Company identified a material weakness in its internal control over financial reporting for the review of significant reinsurance transactions resulting in the conclusion by the Company’s President and Chief Financial Officer that the internal control over financial reporting and disclosure controls and procedures were not effective as of December 31, 2022. Management has taken steps towards remediating the material weakness in the Company’s internal control over financial reporting. For additional information related to the material weakness in internal control over financial reporting and the related remedial measures, see “Part II – Item 9A. Controls and Procedures.”

________________________________________________________________________________________________________

The Lincoln National Life Insurance Company

Item 7. Management’s Narrative Analysis of the Results of Operations

The following Management’s Narrative Analysis of the Results of Operations (“MNA”) is intended to help the reader understand the financial condition as of December 31, 2022, compared with December 31, 2021, and the results of operations in 2022 and 2021 compared to the immediately preceding year of The Lincoln National Life Insurance Company (“LNL”) and its consolidated subsidiaries. Unless otherwise stated or the context otherwise requires, “LNL,” “Company,” “we,” “our” or “us” refers to The Lincoln National Life Insurance Company and its consolidated subsidiaries. LNL is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”).

See “Part I – Item 1. Business” in the Original Form 10-K and Note 1 herein for a description of the business.

In this report, in addition to providing consolidated revenues and net income (loss), we also provide segment operating revenues and income (loss) from operations because we believe they are meaningful measures of revenues and the profitability of our operating segments. Operating revenues and income (loss) from operations are the financial performance measures we use to evaluate and assess the results of our segments. Accordingly, we define and report operating revenues and income (loss) from operations by segment in Note 21. Our management believes that operating revenues and income (loss) from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses. Certain items are excluded from operating revenue and income (loss) from operations because they are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income (loss) from operations will provide readers with a more valuable measure of our performance because it better reveals trends in our business.

The MNA is provided as a supplement to, and should be read in conjunction with, the consolidated financial statements and the accompanying notes to the consolidated financial statements (“Notes”) presented in “Part II – Item 8. Financial Statements and Supplementary Data,” as well as “Part I – Item 1A. Risk Factors” in the Original Form 10-K.

Management’s Narrative Analysis is presented pursuant to General Instruction I(2)(a) of Form 10-K in lieu of Management’s Discussion and Analysis of Financial Condition and Results of Operations.

We have restated our previously issued consolidated financial statements contained in this Form 10-K/A. For background on the restatement, the fiscal periods impacted, control considerations and other information, see “Explanatory Note” preceding the MNA.

In addition, we have restated certain previously reported financial information as of and for the years ended December 31, 2022, and December 31, 2021, in this MNA including, but not limited to, information within the consolidated and segment results of operations discussions.

For additional information related to the restatement, see “Restatement of Previously Issued Consolidated Financial Statements” in Note 1 to our consolidated financial statements.

FORWARD-LOOKING STATEMENTS – CAUTIONARY LANGUAGE

Certain statements made in this report and in other written or oral statements made by us or on our behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in our businesses, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

Forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including:

●Weak general economic and business conditions that may affect demand for our products, account values, investment results, premium levels and claims experience;

●Adverse global capital and credit market conditions that may affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments;

●Legislative, regulatory or tax changes that affect the cost of, or demand for, our products, the required amount of reserves and/or surplus or our ability to conduct business;

●The impact of U.S. federal tax reform legislation on our business, earnings and capital;

●The impact of regulations adopted by the Securities and Exchange Commission (“SEC”), the Department of Labor or other federal or state regulators or self-regulatory organizations relating to the standard of care owed by investment advisers and/or broker-dealers that could affect our distribution model;

●The impact of new and emerging privacy regulations that may lead to increased compliance costs and reputation risk;

●

Increasing scrutiny and evolving expectations and regulations regarding environmental, social and governance (“ESG”) matters that may adversely affect our reputation and our investment portfolio;

●Actions taken by reinsurers to raise rates on in-force business;

●Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses and demand for our products;

●Rapidly increasing interest rates causing contract holders to surrender life insurance and annuity policies, thereby causing realized investment losses;

●The impact of the implementation of the provisions of the European Market Infrastructure Regulation relating to the regulation of derivatives transactions;

●The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings;

●A decline or continued volatility in the equity markets causing a reduction in the sales of our products; a reduction of asset-based fees that we charge on various investment and insurance products; and an increase in liabilities related to guaranteed benefit riders of our variable annuity products;

●Ineffectiveness of our risk management policies and procedures;

●A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our products and in establishing related insurance reserves, which may reduce future earnings;

●Changes in accounting principles that may affect our financial statements;

●Lowering of one or more of our financial strength ratings;

●Interruption in telecommunication, information technology or other operational systems or failure to safeguard the confidentiality or privacy of sensitive data on such systems, including from cyberattacks or other breaches of our data security systems;

●The inability to realize or sustain the benefits we expect from, greater than expected investments in, and the potential impact of efforts related to, our strategic initiatives, including the Spark Initiative;

●The adequacy and collectability of reinsurance that we have obtained;

●Pandemics, acts of terrorism, war or other man-made and natural catastrophes that may adversely impact liabilities for policyholder claims, affect our businesses and increase the cost and availability of reinsurance;

●Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that we can charge for our products;

●The unknown effect on our businesses resulting from evolving market preferences and the changing demographics of our client base; and

●The unanticipated loss of key management, financial planners or wholesalers.

The risks and uncertainties included here are not exhaustive.  Other sections of this report and other reports that we file with the SEC include additional factors that could affect our businesses and financial performance.  Moreover, we operate in a rapidly changing and competitive environment.  New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.

We do not intend, and are under no obligation, to update any particular forward-looking statement included in this document. See “Part I – Item 1A. Risk Factors” in the Original Form 10-K for a discussion of certain risks relating to our business.

INTRODUCTION

COVID-19 Pandemic

The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic that emerged in 2020 continued to adversely affect our business, results of operations and financial condition during 2022. While various treatments and vaccines are now available, COVID-19 variants continue to emerge, which could prolong or lead to increased hospitalization and death rates. We continue to monitor U.S. CDC reports related to COVID-19 and the potential continuing impacts of the COVID-19 pandemic on our Life Insurance and Group Protection segments. See “Results of Life Insurance” and “Results of Group Protection” below for impacts from the COVID-19 pandemic.

Interest Rate Environment

Throughout 2022, the Federal Reserve increased the federal funds rate target range to combat inflation. In February 2023, the Federal Reserve announced an additional 25 basis points increase, when it set the range at 4.50% to 4.75% and reiterated its commitment to implement and maintain policy as needed to bring inflation down. Additionally, the Federal Reserve has continued reducing its balance sheet, which started in June 2022, by not reinvesting Treasury securities, agency debt and agency mortgage-backed securities. As interest rates rise, which improves the yield on our new money and floating rate investments, we continue to be proactive in our investment strategies, product designs, crediting rate strategies, expense management actions and overall asset-liability practices to mitigate the risk of unfavorable consequences in this interest rate environment.

We have provided disclosures around risks related to increases in interest rate risk in “Part I – Item 1A. Risk Factors – Market Conditions – Increases in interest rates may negatively affect our profitability, capital position and the value of our investment portfolio and may also result in increased contract withdrawals” in the Original Form 10-K, “Critical Accounting Policies and Estimates – Annual Assumption Review – Long-Term New Money Investment Yield Sensitivity” below and “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk – Interest Rate Risk” herein.

Spark Initiative

In 2021, LNC formally communicated its new expense savings initiative, the Spark Initiative, focused on driving efficiencies throughout all aspects of its business, from leveraging automation to simplifying and improving process efficiency. In addition, the Spark Initiative targets benefits beyond cost savings including improving the way we work by focusing on reskilling and upskilling our valuable employee base.

For risks related to the Spark Initiative, see “Part I – Item 1A. Risk Factors – Operational Matters – We may not realize or sustain all of the benefits we expect from the Spark Initiative, our investments associated with the initiative could be greater than expected, and our efforts with respect to the initiative may result in disruption of our businesses or distraction of our management and employees, which could have a material effect on our business, financial condition and results of operations” in the Original Form 10-K.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

We have identified the accounting policies below as critical to the understanding of our results of operations and our financial condition. In applying these critical accounting policies in preparing our financial statements, management must use critical assumptions, estimates and judgments concerning future results or other developments, including the likelihood, timing or amount of one or more future events. Actual results may differ from these estimates under different assumptions or conditions. On an ongoing basis, we evaluate our assumptions, estimates and judgments based upon historical experience and various other information that we believe to be reasonable under the circumstances. For a detailed discussion of other significant accounting policies, see Note 1.

The processes, judgments and estimates described herein relate to the accounting standards in effect through December 31, 2022. On January 1, 2023, we adopted Accounting Standards Update 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts, that significantly changed how we account for our long-duration contracts both in-force and new business, including updating assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts, measuring of market risk benefits and changing the amortization of deferred acquisition costs (“DAC”) and DAC-like intangibles. For more information, see Note 2.

The hedge program discussed below relates to the variable annuity hedge program design in effect through December 31, 2022. On January 1, 2023, LNC modified its variable annuity hedge program that continues to focus on generating sufficient assets to fund future claims with a goal of maximizing distributable earnings and explicitly protecting capital.

DAC, VOBA, DSI and DFEL

Deferrals

Qualifying deferrable acquisition expenses are recorded as an asset on the Consolidated Balance Sheets as DAC for products we sold during a period or VOBA for books of business we acquired during a period. In addition, we defer costs associated with DSI and revenues associated with DFEL. DSI is an asset included within other assets on the Consolidated Balance Sheets, and when amortized, increases interest credited on the Consolidated Statements of Comprehensive Income (Loss). DFEL is a liability included within other contract holder funds on the Consolidated Balance Sheets, and when amortized, increases fee income on the Consolidated Statements of Comprehensive Income (Loss).

We incur certain costs that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. This determination of deferability must be made on a contract-level basis. Some examples of acquisition costs that are subject to deferral include the following:

●Employee, agent or broker commissions;

●Wholesaler production bonuses;

●Renewal commissions and bonuses to agents or brokers;

●Medical and inspection fees;

●Premium-related taxes and assessments; and

●A portion of the salaries and benefits of certain employees involved in the underwriting, contract issuance and processing, medical and inspection and sales force contract selling functions.

All other acquisition-related costs, including costs incurred by the insurer for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development, are considered non-deferrable acquisition costs and must be expensed in the period incurred.

In addition, the following indirect costs are considered non-deferrable acquisition costs and must be charged to expense in the period incurred:

●Administrative costs;

●Rent;

●Depreciation;

●Occupancy costs;

●Equipment costs (including data processing equipment dedicated to acquiring insurance contracts);

●Trail commissions; and

●Other general overhead.

Amortization

For our traditional life insurance and group protection products, we amortize deferrable acquisition costs either on a straight-line basis or as a level percent of premium of the related contracts, depending on the block of business. DAC for universal life insurance (“UL”) and variable universal life insurance (“VUL”) policies and variable annuity and deferred fixed annuity contracts is amortized over the expected lives of the contracts in relation to the incidence of EGPs derived from the contracts.

EGPs vary based on a number of factors, including assumptions about policy persistency, mortality, fee income, investment margins, expense margins and realized gains and losses on investments. When actual gross profits are higher in the period than EGPs, we recognize more amortization than planned. When actual gross profits are lower in the period than EGPs, we recognize less amortization than planned. In a calendar year where the gross profits for a certain group of policies, or “cohorts,” are negative, our actuarial process limits, or floors, the amortization expense offset to zero. For a discussion of the periods over which we amortize our DAC, VOBA, DSI and DFEL see “DAC, VOBA, DSI and DFEL” in Note 1.

During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used for our EGPs underlying the amortization of DAC, VOBA, DSI and DFEL that may result in unlocking of assumptions. See “Annual Assumption Review” below for more information.

Reversion to the Mean

Because returns within the variable sub-accounts (“variable funds”) have a significant effect on the value of variable annuity and VUL products and the fees earned on these accounts, EGPs could increase or decrease with movements in variable fund returns. Significant and sustained changes in variable funds have had and could in the future have an effect on DAC, VOBA, DSI and DFEL amortization primarily within our Annuities and Retirement Plan Services segments, as well as, to a lesser extent, our Life Insurance segment.

As variable fund returns do not move in a systematic manner, we reset the baseline of account values from which EGPs are projected, which we refer to as our reversion to the mean (“RTM”) process. Under our RTM process, future EGPs are projected using stochastic modeling of a large number of market scenarios in conjunction with best estimates of lapse rates, interest rate spreads and mortality rates to develop a statistical distribution of the present value of future EGPs for our variable annuity products. Because variable fund returns are unpredictable, the underlying premise of this process is that best estimate projections of future EGPs need not be affected by random short-term and insignificant deviations from expectations in variable fund returns. However, long-term or significant deviations from expected variable fund returns require a change to best estimate projections of EGPs and unlocking of DAC, VOBA, DSI, DFEL and changes in future contract benefits. The statistical distribution is designed to identify when the deviations from expected returns have become significant enough to warrant a change of the future variable fund growth rate assumption.

As discussed above, stochastic modeling is used to develop a range of reasonably possible future EGPs. We compare the range of the present value of the future EGPs from the stochastic modeling to that used in our amortization model. A set of intervals around the mean of these scenarios is utilized to calculate two separate statistical ranges of reasonably possible EGPs. These intervals are then compared to the present value of the EGPs used in the amortization model. If the present value of EGPs utilized for amortization were to exceed the reasonable range of statistically calculated EGPs, a revision of the EGPs used to calculate amortization would be considered. If a revision is deemed necessary, future EGPs would be re-projected using the current account values at the end of the period during which the revision occurred along with a long-term variable fund growth rate assumption such that the re-projected EGPs would be our best estimate of EGPs.

Our practice is not necessarily to unlock immediately after exceeding the first of the two statistical ranges, but, rather, if we stay between the first and second statistical range for several quarters, we would likely unlock. Additionally, if we exceed the ranges as a result of a short-term market reaction, we would not necessarily unlock. However, if the second statistical range is exceeded for more than one quarter, it is likely that we would unlock. While this approach reduces adjustments to DAC, VOBA, DSI and DFEL due to short-term fluctuations, significant changes in variable fund returns that extend beyond one or two quarters could result in a significant favorable or unfavorable unlocking. Notwithstanding these intervals, if a severe decline or increase in variable fund values were to occur or should other circumstances suggest that the present value of future EGPs no longer represents our best estimate, we could determine that a revision of the EGPs is necessary.

Our long-term variable fund growth rate assumption, which is used in the determination of DAC, VOBA, DSI and DFEL amortization for the variable component of our variable annuity and VUL products, is an immediate increase of approximately 2% followed by growth going forward of 6.5% to 8.25% depending on the block of business and reflecting differences in contract holder fund allocations between fixed-income and equity-type investments. If we had unlocked our RTM assumption as of December 31, 2022, we would have recorded unfavorable unlocking of approximately $90 million, pre-tax, primarily within our Annuities segment.

Investments

Investments are an integral part of our operations, and we invest in fixed maturity securities that are primarily classified as AFS and carried at fair value with the difference from amortized cost due to factors other than credit loss included in stockholder’s equity as a component of AOCI. The difference between amortized cost and fair value due to credit loss impairment is recognized in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We also invest in equity securities that are carried at fair value with changes in fair value recognized in realized gain (loss).

Investment Valuation

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or NPR, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). We categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined in Note 1.

For the categories and associated fair value of our fixed maturity AFS securities classified within Level 3 of the fair value hierarchy as of December 31, 2022 and 2021, see Notes 1 and 20.

Our investments are valued using the appropriate market inputs based on the investment type, and include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators and industry and economic events are monitored, and further market data is acquired if certain triggers are met. We incorporate the issuer’s credit rating and a risk premium, if warranted, given the issuer’s industry and the security’s time to maturity. We use an internationally recognized pricing service as our primary pricing source, and we do not adjust prices received from third parties or obtain multiple prices when measuring the fair value of our investments. We generally use prices from the pricing service rather than broker quotes because we have documentation from the pricing service on the observable market inputs they use, as compared to the limited information on the pricing inputs from broker quotes. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. It is possible that different valuation techniques and models, other than those described above, could produce materially different estimates of fair value.

When the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity for the asset or liability, we believe that the market is not active. Activities that may indicate a market is not active include fewer recent transactions in the market, price quotations that lack current information and/or vary substantially over time or among market makers, limited public information, uncorrelated indexes with recent fair values of assets and abnormally wide bid-ask spread. As of December 31, 2022, we evaluated the markets that our securities trade in and concluded that none were inactive. We will continue to re-evaluate this conclusion, as needed, based on market conditions.

We use unobservable inputs to measure the fair value of securities trading in less liquid or illiquid markets with limited or no pricing information. We obtain broker quotes for securities such as synthetic convertibles, index-linked certificates of deposit and collateralized debt obligations when sufficient security structure or other market information is not available to produce an evaluation. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. Broker-quoted securities are based solely on receipt of updated quotes from a single market maker or a broker-dealer recognized as a market participant. Our broker-quoted only securities are generally classified as Level 3 of the fair value hierarchy.

In order to validate the pricing information and broker quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. Our primary third-party pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the evaluation inputs for securities covered, including broker quotes, executed trades and credit information, as applicable. If the pricing service determines it does not have sufficient objectively verifiable information about a security’s valuation, it discontinues providing a valuation for the security. The pricing service regularly publishes and updates a summary of inputs used in its valuations by major security type. In addition, we have policies and procedures in place to review the process that is utilized by the third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. In addition, we check prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next. If such anomalies in the pricing are observed, we may use pricing information from another pricing source.

Valuation of Alternative Investments

Recognition of investment income on alternative investments is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners, as our venture capital, real estate and oil and gas portfolios are generally reported to us on a three-month delay, and our hedge funds are reported to us on a one-month delay. In addition, the effect of annual audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the first or second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar year period may not include the complete effect of the change in the underlying net assets for the partnership for that calendar year period. Recorded audit adjustments affect our investment income on alternative investments in the period that the adjustments are recorded.

Measurement of Allowances for Credit Losses and Recognition of Impairments

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related. Realized gains and losses generally originate from asset sales to reposition the portfolio or to respond to product experience. In the process of evaluating whether a security with an unrealized loss reflects declines that are related to credit losses, we consider our ability and intent to sell the security prior to a recovery of value. However, subsequent decisions on securities sales are made within the context of overall risk monitoring, assessing value relative to other comparable securities and overall portfolio maintenance. Although our portfolio managers may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses attributable to factors other than credit loss until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell. These subsequent decisions are consistent with the classification of our investment portfolio as AFS. We expect to continue to manage all non-trading investments within our portfolios in a manner that is consistent with the AFS classification.

We consider economic factors and circumstances within industries and countries where recent impairments have occurred in our assessment of the position of securities we own of similarly situated issuers. While it is possible for realized or unrealized losses on a particular investment to affect other investments, our risk management strategy has been designed to identify correlation risks and other risks inherent in managing an investment portfolio. Once identified, strategies and procedures are developed to effectively monitor and manage these risks. The areas of risk correlation that we pay particular attention to are risks that may be correlated within specific financial and business markets, risks within specific industries and risks associated with related parties. When the detailed analysis by our external asset managers and investment portfolio managers leads us to the conclusion that a security’s decline in fair value is due to credit loss, a credit loss allowance is recorded. In instances where declines are related to factors other than credit loss, the security will continue to be carefully monitored.

There are risks and uncertainties associated with determining whether an investment shows indications of impairment. These include subsequent significant changes in general overall economic conditions, as well as specific business conditions affecting particular issuers, future financial market effects such as interest rate spreads, stability of foreign governments and economies, future rating agency actions and significant accounting, fraud or corporate governance issues that may adversely affect certain investments. In addition, there are often significant estimates and assumptions that we use to estimate the fair values of securities as described in “Investment Valuation” above. We continually monitor developments and update underlying assumptions and financial models based upon new information.

For certain securitized fixed maturity AFS securities with contractual cash flows, including asset-backed securities (“ABS”), we use our best estimate of cash flows for the life of the security to determine whether it is credit impaired. In addition, we review for other indicators of impairment as required by the Investments – Debt and Equity Securities Topic of the FASB Accounting Standards CodificationTM (“ASC”).

Write-downs on real estate and other investments are experienced when the estimated value of the asset is deemed to be less than the carrying value.  Write-downs and allowance for credit losses for commercial mortgage loans are established when the estimated value of the asset is deemed to be less than the carrying value. All commercial mortgage loans that are impaired are individually reviewed to determine an appropriate credit loss allowance. Changing economic conditions affect our valuation of commercial mortgage loans. Increasing vacancies, declining rents and the like are incorporated into the allowance for credit losses analysis that we perform for monitored loans and may contribute to an increase in the allowance for credit losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify both current and projected future risk based on reasonable and supportable forecasts. Areas of emphasis include properties that have deteriorating credits or have experienced debt-service coverage and/or loan-to-value reduction. Where warranted, we have established or increased our allowance for credit losses based upon this analysis.

We have also established an allowance for credit losses on our residential mortgage loan portfolio that includes a specific credit loss allowance for loans that are deemed to be impaired as well as an allowance for credit losses for pools of loans with similar risk characteristics. The allowance for credit losses for the performing population of loans is based on historical performance for similar loans, as well as projected future losses based on modeling, which includes reasonable and supportable forecasts. The historical data utilized in the allowance for credit losses calculation process is adjusted for current economic conditions.

Amortization of DAC, VOBA, DSI and DFEL and changes in other contract holder funds reflect an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization and changes in other contract holder funds within realized losses reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments could create volatility in net realized gains and losses.

Derivatives

Derivatives are primarily used for hedging purposes. We hedge certain portions of our exposure to interest rate risk, default risk, basis risk, equity market risk, credit risk and foreign currency exchange risk by entering into derivative transactions. We also purchase and issue financial instruments that contain embedded derivative instruments. See “Future Contract Benefits” and “Other Contract Holder Funds” below for information on embedded derivatives. Assessing the effectiveness of these hedging programs and evaluating the carrying values of the related derivatives often involve a variety of assumptions and estimates.

We carry our derivative instruments at fair value, which we determine through valuation techniques or models that use market data inputs or independent broker quotations. The fair values fluctuate from period to period due to the volatility of the valuation inputs, including but not limited to swap interest rates, interest and equity volatility and equity index levels, foreign currency forward and spot rates, credit spreads and correlations, some of which are significantly affected by economic conditions. The effect to revenue is reported in realized gain (loss) and such amount along with the associated federal income taxes is excluded from income (loss) from operations of our segments.

For more information on derivatives, see Notes 1 and 5. For more information on market exposures associated with our derivatives, including sensitivities, see “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk.”

Future Contract Benefits

Reserves

Reserves are the amounts that, with the additional premiums to be received and interest thereon compounded annually at certain assumed rates, are calculated to be sufficient to meet the various policy and contract obligations as they mature. Generally, the reserves in excess of account value are reported within future contract benefits on the Consolidated Balance Sheets. Establishing adequate reserves for our obligations to contract holders requires assumptions to be made that are intended to represent an estimation of experience for the period that policy benefits are payable. If actual experience is better than or equal to the assumptions, then reserves should be adequate to provide for future benefits and expenses. If experience is worse than the assumptions, additional reserves may be required. Significant assumptions include mortality rates, morbidity, policy persistency and interest rates. We periodically review our experience and update our policy reserves for new issues and reserve for all claims incurred, as we believe appropriate.

GLB

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivative reserves. We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We report the insurance portion of the reserves in future contract benefits with the embedded derivative reported in either other assets or other liabilities. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models underlying our reserves and embedded derivatives. See “Annual Assumption Review” below for more information. These embedded derivatives are valued based on a stochastic projection of scenarios of the embedded derivative cash flows. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, actuarial lapse, benefit utilization, mortality, risk margin, administrative expenses and a margin for profit. In addition, an NPR component is determined at each valuation date that reflects our risk of not fulfilling the obligations of the underlying liability. The spread for the NPR is added to the discount rates used in determining the fair value from the net cash flows. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop, we will continue to reassess our assumptions. These embedded derivatives are carried at fair value and are all classified as Level 3 of the fair value hierarchy. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value. Changes in the fair value of these embedded derivatives result primarily from changes in market conditions. For more information, see Notes 1 and 20.

These GLB features are reinsured among various reinsurance counterparties on either a modified coinsurance or coinsurance basis. We cede a portion of the GLB features to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”) on a funds withheld basis. The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risk. This dynamic hedging strategy utilizes options and total return swaps on U.S.-based equity indices, and futures on U.S.-based and international equity indices, as well as interest rate futures, interest rate swaps and currency futures. The notional amounts of the underlying hedge instruments are such that the magnitude of the change in the value of the hedge instruments due to changes in equity markets, interest rates and implied volatilities is designed to offset the magnitude of the change in the GLB embedded derivative reserves and benefit reserves assumed by LNBAR caused by changes in equity markets, as well as the change in GLB embedded derivative reserves caused by changes in interest rates and implied volatilities.

As part of the hedging program, equity market, interest rate and market-implied volatility conditions are monitored on a daily basis. The hedge positions are rebalanced based upon changes in these factors as needed. While the hedge positions are actively managed, these positions may not completely offset changes in the fair value of embedded derivative reserves and benefit reserves caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets, interest rates and market-implied volatilities, realized market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments or our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off. The hedging results do not impact LNL due to the funds withheld arrangement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

GDB

The reserves related to the GDB features available in our variable annuity products are based on the application of a “benefit ratio” (the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) to total variable annuity assessments received in the period. The level and direction of the change in reserves will vary over time based on the emergence of the benefit ratio and the level of assessments associated with the variable annuity. These reserves are reported within future contract benefits on the Consolidated Balance Sheets with the change reported in benefits in the Consolidated Statements of Comprehensive Income (Loss). The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked or, in other words, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these reserves and unlock assumptions similar to the DAC discussion above. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of these reserves. See “Annual Assumption Review” below for more information.

These GDB features are reinsured with LNBAR on a funds withheld coinsurance basis.

Within the funds withheld arrangement, a delta hedging strategy is utilized for variable annuity products with a GDB feature, which uses futures and total return swaps on equity market indices to hedge against movements in equity markets. The hedging strategy is designed to hedge LNBAR’s exposure to earnings volatility that results from equity market driven changes in the reserve for GDB contracts. The hedging results do not impact LNL due to the funds withheld arrangement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

UL Products with Secondary Guarantees

We issue UL-type contracts where we provide a secondary guarantee to the contract holder. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met. The reserves related to UL products with secondary guarantees are based on the application of a benefit ratio the same as our GDB features, which are discussed above. These secondary guarantees are reported within future contract benefits on the Consolidated Balance Sheets. The level and direction of the change in reserves will vary over time based on the emergence of the benefit ratio and the level of assessments associated with the contracts. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these reserves and unlock assumptions similar to the DAC discussion above. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of these reserves. See “Annual Assumption Review” below for more information.

Liability for Unpaid Claims

Future contract benefits include reserves for long-term life and disability claims associated with our Group Protection segment. These reserves are based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security. Claim resolution rate assumptions and social security offsets are based on our actual experience. The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims. The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities. Our long-term disability reserves are discounted using rates ranging from 2.5% to 5.0 % and vary by year of claim incurral. During the third quarter of each year, we conduct our comprehensive review of the assumptions and reserving models used in calculating these reserves. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of these reserves. See “Annual Assumption Review” below for more information.

Other Contract Holder Funds

Other contract holder funds includes account values on UL and VUL insurance and investment-type annuity products where account values are equal to deposits plus interest credited less withdrawals, surrender charges, asset-based fees and contract administration charges, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models underlying our reserves and embedded derivatives. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. See “Annual Assumption Review” below for more information.

Our indexed annuity and IUL contracts permit the holder to elect a fixed interest rate return or a return where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. The value of the variable portion of the contract holder’s account balance varies with the performance of the underlying variable funds chosen by the contract holder. Contract holders may elect to rebalance among the various accounts within the product at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing different participation rates, caps, spreads or specified rates, subject to contractual guarantees. We purchase and sell index options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the contract, both of which are recorded as a component of realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC require that we calculate fair values of index options we may purchase or sell in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase or sell in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For information on our index benefits hedging results, see our discussion in “Realized Gain (Loss)” below.

Annual Assumption Review

During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used for our EGPs underlying the amortization of DAC, VOBA, DSI and DFEL as well as our reserves and embedded derivatives. For more information on our comprehensive review, see Note 1. Details underlying the effect to net income (loss) from our annual assumption review (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Income (loss) from operations:
Life Insurance	$(1,971)	$(51)	$(426)
Annuities	35	18	(10)
Group Protection	1	16	(3)
Retirement Plan Services	6	-	(3)
Excluded realized gain (loss)	(102)	(11)	21
Net income (loss)	$(2,031)	$(28)	$(421)

The impacts of our annual assumption review were driven primarily by the following:

2022

●For Life Insurance, unfavorable unlocking was driven by updates to policyholder behavior assumptions related to UL products with secondary guarantees in the amount of $1.6 billion, after-tax, as well as updates to mortality, morbidity and reinsurance assumptions and other items.

●For Annuities, favorable unlocking was driven by increases to interest rate assumptions.

●For Group Protection, the favorable impact was driven by updates to life waiver assumptions and increases to interest rate assumptions, partially offset by unfavorable updates to long-term disability incidence and severity assumptions.

●For Retirement Plan Services, favorable unlocking was driven by increases to interest rate assumptions and other items.

●For excluded realized gain (loss), unfavorable unlocking was driven by updates to policyholder behavior assumptions that impacted ceded reserves, partially offset by favorable updates to capital market assumptions.

2021

●For Life Insurance, unfavorable unlocking was driven by updates to policyholder behavior and interest rate assumptions, partially offset by favorable updates to investment allocation assumptions.

●For Annuities, favorable unlocking was driven by updates to expense and policyholder behavior assumptions, partially offset by unfavorable updates to interest rate assumptions.

●For Group Protection, the favorable impact was driven by updates to long-term disability termination rate assumptions, partially offset by unfavorable updates to interest rate assumptions.

●For excluded realized gain (loss), unfavorable unlocking was driven by updates to policyholder behavior assumptions, partially offset by favorable updates to other items.

Long-Term New Money Investment Yield Sensitivity

New money rates have increased but underlying interest rate volatility remains high. As a result, new money rates require careful analysis when forecasting the future direction of changes in rates. If we change our view of future new money rates and lower our current long-term new money investment yield assumption, then, assuming that all other assumptions remain constant, we estimate the impact of lowering this assumption by 50 basis points would be approximately $(225) million to income (loss) from operations due primarily to unlocking our DAC and VOBA assets. This impact would be most pronounced in our Life Insurance segment. The actual impact of a 50 basis point decline in the yield would be based upon a number of factors existing at the time of the assumption update, and, therefore, the actual amount of the loss may differ from our current estimate. In addition, lower investment margins may also impact the recoverability of intangible assets such as goodwill, require the establishment of additional liabilities or trigger loss recognition events on certain policyholder liabilities. For more information on our interest rate risk, see “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk – Interest Rate Risk.”

Goodwill and Other Intangible Assets

Goodwill and intangible assets with indefinite lives are not amortized, but are reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Intangibles that do not have indefinite lives are amortized over their estimated useful lives. We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit exceeds the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value. The results of one test on one reporting unit cannot subsidize the results of another reporting unit.

For the purposes of the evaluation of the carrying value of goodwill, our reporting units (Life Insurance, Annuities, Group Protection and Retirement Plan Services) correspond with our reporting segments.

The fair values of our reporting units are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

We apply significant judgment when determining the estimated fair value of our reporting units. Factors that can influence the value of goodwill include the capital markets, competitive landscape, regulatory environment, consumer confidence and any items that can directly or indirectly affect new business future cash flows. Factors that could affect production levels and profitability of new business include mix of new business, pricing changes, customer acceptance of our products and distribution strength. Spread compression and related effects to profitability caused by lower interest rates affect the valuation of in-force business more significantly than the valuation of new business, as new business pricing assumptions reflect the current and anticipated future interest rate environment. Estimates of fair value are inherently uncertain and represent only management’s reasonable expectation regarding future developments.

Examples of unfavorable changes to assumptions or factors that could result in future impairment include, but are not limited to, the following:

●Lower expectations for future sales levels or future sales profitability;

●Higher discount rates on new business assumptions;

●Weakened expectations for the ability to execute future reserve financing transactions for life insurance business over the long-term or expectations for significant increases in the associated costs;

●Legislative, regulatory or tax changes that affect the cost of, or demand for, our subsidiaries’ products, the required amount of reserves and/or surplus, or otherwise affect our ability to conduct business, including changes to statutory reserve requirements or changes to RBC requirements; and

●Valuations of significant mergers or acquisitions of companies or blocks of business that would provide relevant market-based inputs for our impairment assessment that could support less favorable conclusions regarding the estimated fair value of our reporting units.

As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on our discount rate assumption, we accelerated our quantitative goodwill impairment test for our Life Insurance reporting unit as we concluded that there were indicators of impairment. Based on this quantitative test, which included updating our best estimate assumptions therein, we incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit. As of October 1, 2022, we performed our annual quantitative goodwill impairment test for the remaining reporting units, and, as of October 1, 2022, the fair value was in excess of each such other reporting unit’s carrying value.

Refer to Note 9 for goodwill and specifically identifiable intangible assets by segment.

Income Taxes

Management uses certain assumptions and estimates in determining the income taxes payable or refundable for the current year, the deferred income tax liabilities and assets for items recognized differently in its financial statements from amounts shown on its income tax returns and the federal income tax expense. Determining these amounts requires analysis and interpretation of current tax laws and regulations. Management exercises considerable judgment in evaluating the amount and timing of recognition of the resulting income tax liabilities and assets. These judgments and estimates are re-evaluated on a continual basis as regulatory and business factors change. Legislative changes to the Internal Revenue Code of 1986, as amended, modifications or new regulations, administrative rulings, or court decisions could increase or decrease our effective tax rate.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. The Inflation Reduction Act of 2022 also established a 1% excise tax on stock repurchases made by publicly traded corporations. Both provisions are effective for tax years beginning after December 31, 2022. We are currently evaluating the impact of the corporate alternative minimum tax on our business, results of operations and financial condition.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance, if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of existing temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

As of December 31, 2022, we had an approximate $2.2 billion deferred tax asset related to net unrealized losses on fixed maturity AFS securities. In the assessment of the future realizability of this deferred tax asset, management considered tax planning strategy and concluded that unrealized losses were caused by factors other than credit loss, and we have the intent and ability to hold these securities to recovery and collect all of the contractual cash flows. Additionally, as of December 31, 2022, we had a $278 million deferred tax asset related to net operating loss carryforwards that can be used to offset taxable income in future periods and reduce our income taxes payable in those future periods. The net operating loss carryforwards do not expire and can be carried forward indefinitely. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our net operating loss deferred tax asset, will be realized. For additional information on income taxes, see Note 6.

RESULTS OF CONSOLIDATED OPERATIONS

Details underlying the consolidated results (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Net Income (Loss)
Income (loss) from operations:
Life Insurance	$(1,841)	$530	$(12)
Annuities	1,308	1,325	1,125
Group Protection	101	(128)	42
Retirement Plan Services	198	223	157
Other Operations	(376)	(242)	(161)
Excluded realized gain (loss), after-tax	6	397	(586)
Benefit ratio unlocking, after-tax	(47)	15	4
Impairment of intangibles	(634)	-	-
Net impact from the Tax Cuts and Jobs Act	-	-	37
Transaction and integration costs related to mergers,
acquisitions and divestitures, after-tax	-	(11)	(15)
Net income (loss)	$(1,285)	$2,109	$591

Comparison of 2022 to 2021

Net income decreased due primarily to the following:

●The effect of our annual assumption review.

●Goodwill impairment in our Life Insurance segment.

●Lower investment income on alternative investments and lower prepayment and bond make-whole premiums.

●Lower fee income driven by lower average daily variable account values.

●Lower realized gains.

The decrease in net income was partially offset by the following:

●Lower mortality claims in our Life Insurance and Group Protection segments.

●Lower expenses driven by lower compensation-related expenses, partially offset by higher Spark program and legal expenses.

●Growth in business in force.

Comparison of 2021 to 2020

Net income increased due primarily to the following:

●Realized gains in 2021 as compared to realized losses in 2020.

●Higher investment income on alternative investments, and higher prepayment and bond make-whole premiums.

●The effect of unlocking.

●Growth in average account values, business in force and group earned premiums.

The increase in net income was partially offset by the following:

●Unfavorable experience in our Group Protection segment driven by the COVID-19 pandemic.

●Higher trail commissions, legal expenses, incentive compensation and Spark program expense, partially offset by continued focus on expense management.

●Spread compression due to average new money rates trailing our current portfolio yields, partially offset by actions implemented to reduce interest crediting rates.

For a discussion of the goodwill impairment, see “Introduction – Critical Accounting Policies and Estimates – Goodwill and Other Intangible Assets” above. We provide information about our segments’ and Other Operations’ operating revenue and expense line items and realized gain (loss), key drivers of changes and historical details underlying the line items below. For factors that could cause actual results to differ materially from those set forth, see “Forward-Looking Statements – Cautionary Language” and “Part I – Item 1A. Risk Factors” in the Original Form 10-K. For a discussion of the COVID-19 pandemic, see “Introduction” above.

RESULTS OF LIFE INSURANCE

Details underlying the results for Life Insurance (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Operating Revenues
Insurance premiums (1)	$908	$783	$711
Fee income	3,302	3,838	3,671
Net investment income	2,464	3,054	2,689
Operating realized gain (loss) (2)	-	(2)	2
Amortization of deferred gain (loss) on
business sold through reinsurance	11	5	4
Other revenues	9	22	9
Total operating revenues	6,694	7,700	7,086
Operating Expenses
Interest credited	1,288	1,436	1,468
Benefits	6,578	3,891	4,200
Commissions and other expenses	1,189	1,723	1,458
Total operating expenses	9,055	7,050	7,126
Income (loss) from operations before taxes	(2,361)	650	(40)
Federal income tax expense (benefit)	(520)	120	(28)
Income (loss) from operations	$(1,841)	$530	$(12)

(1)Includes term insurance premiums, which have a corresponding partial offset in benefits for changes in reserves.

(2)See “Realized Gain (Loss)” below.

Comparison of 2022 to 2021

Income from operations for this segment decreased due primarily to the following:

●Higher benefits due to the effect of unlocking and growth in business in force, partially offset by lower mortality claims.

●Lower fee income due to the effect of unlocking and the impact of the fourth quarter 2021 reinsurance transaction, partially offset by growth in business in force.

●Lower net investment income, net of interest credited, driven by negative performance on alternative investments in 2022 compared to investment income in 2021, and the impact of the fourth quarter 2021 reinsurance transaction.

The decrease in income from operations was partially offset by the following:

●Lower commissions and other expenses due to the effect of unlocking and lower incentive compensation as a result of production performance.

●Higher insurance premiums due to growth in business in force.

Comparison of 2021 to 2020

Income from operations for this segment increased due primarily to the following:

●Higher net investment income, net of interest credited, driven by investment income on alternative investments and prepayment and bond make-whole premiums, partially offset by the impact of the fourth quarter 2021 reinsurance transaction (see “Additional Information” below) and spread compression due to average new money rates trailing our current portfolio yields.

●Lower benefits due to the effect of unlocking, partially offset by growth in business in force; both periods were impacted by elevated mortality claims due to the COVID-19 pandemic.

●Higher fee income due to the effect of unlocking, growth in business in force and higher DFEL amortization as a result of higher actual gross profits, partially offset by the impact of the fourth quarter 2021 reinsurance transaction.

See “Critical Accounting Policies and Estimates – Annual Assumption Review” above for information about unlocking.

Additional Information

We expect an ongoing reduction in income from operations in future quarters of approximately $40 million per quarter as a result of the significantly unfavorable impact of the third quarter 2022 annual assumption review.

For information on our fourth quarter 2021 reinsurance transaction, see Note 8.

Generally, we experience higher mortality in the first quarter of the year due to the seasonality of claims. We expect COVID-19-related mortality to continue to follow U.S. death trends.

Generally, we have higher sales during the second half of the year with the fourth quarter being our strongest.

For information on interest rate spreads and interest rate risk, see “Part I – Item 1A. Risk Factors – Market Conditions – Changes in interest rates and sustained low interest rates may cause interest rate spreads to decrease, impacting our profitability, and make it more challenging to meet certain statutory requirements” and “Part I – Item 1A. Risk Factors – Market Conditions – Increases in interest rates may negatively affect our profitability, capital position and the value of our investment portfolio and may also result in increased contract withdrawals” in the Original Form 10-K as well as “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk – Interest Rate Risk.” For information on the current interest rate environment, see “Introduction – Interest Rate Environment” above.

RESULTS OF ANNUITIES

Details underlying the results for Annuities (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Operating Revenues
Insurance premiums (1)	$165	$116	$121
Fee income	2,223	2,503	2,203
Net investment income	1,386	1,314	1,192
Operating realized gain (loss) (2)	207	208	214
Amortization of deferred gain on
business sold through reinsurance	25	26	29
Other revenues (3)	366	398	308
Total operating revenues	4,372	4,565	4,067
Operating Expenses
Interest credited	887	810	772
Benefits (1)	265	199	259
Commissions and other expenses	1,688	1,979	1,724
Total operating expenses	2,840	2,988	2,755
Income (loss) from operations before taxes	1,532	1,577	1,312
Federal income tax expense (benefit)	224	252	187
Income (loss) from operations	$1,308	$1,325	$1,125

(1)Insurance premiums include primarily our income annuities that have a corresponding offset in benefits. Benefits include changes in income annuity reserves driven by premiums.

(2)See “Realized Gain (Loss)” below.

(3)Consists primarily of revenues attributable to broker-dealer services, which are subject to market volatility, and the net settlement related to certain reinsurance transactions, which has a corresponding offset in net investment income and interest credited.

Comparison of 2022 to 2021

Income from operations for this segment decreased due primarily to the following:

●Lower fee income driven by lower average daily variable account values.

●Higher benefits, net of changes in income annuity reserves, driven by an increase in the growth in benefit reserves driven primarily by equity market performance, partially offset by the effect of unlocking.

●Lower net investment income, net of interest credited, driven by lower investment income on alternative investments within our surplus portfolio and lower prepayment and bond make-whole premiums, partially offset by higher average fixed account values and impacts to portfolio yields from the current interest rate environment.

The decrease in income from operations was partially offset by amortization expense as a result of lower actual gross profits, trail commissions resulting from lower average daily variable account values and lower incentive compensation as a result of production performance.

Comparison of 2021 to 2020

Income from operations for this segment increased due primarily to the following:

●Higher fee income driven by higher average daily variable account values.

●Higher net investment income, net of interest credited, driven by prepayment and bond make-whole premiums and investment income on alternative investments within our surplus portfolio.

●Lower benefits due to the effect of unlocking.

The increase in income from operations was partially offset by higher commissions and other expenses due to trail commissions resulting from higher average account values, amortization expense as a result of higher actual gross profits and incentive compensation as a result of production performance, partially offset by expense management.

See “Critical Accounting Policies and Estimates – Annual Assumption Review” above for information about unlocking.

Additional Information

New deposits are an important component of net flows and key to our efforts to grow our business. Although deposits do not significantly affect current period income from operations, they can significantly impact future income from operations.

The other component of net flows relates to the retention of new business and account values. An important measure of retention is the reduction in account values caused by full surrenders, deaths and other contract benefits. These outflows as a percentage of average gross account values were 7%, 8% and 7% in 2022, 2021 and 2020, respectively.

Our fixed and indexed variable annuities have discretionary fixed and indexed crediting rates that reset on an annual or periodic basis and may be subject to surrender charges. Our ability to retain these annuities will be subject to current competitive conditions at the time interest rates for these products reset. We expect to manage the effects of spreads on near-term income from operations through portfolio management and, to a lesser extent, crediting rate actions, which assumes no significant changes in net flows or other changes that may cause interest rate spreads to differ from our expectations. For information on interest rate spreads and interest rate risk, see “Part I – Item 1A. Risk Factors – Market Conditions – Changes in interest rates and sustained low interest rates may cause interest rate spreads to decrease, impacting our profitability, and make it more challenging to meet certain statutory requirements” and “Part I – Item 1A. Risk Factors – Market Conditions – Increases in interest rates may negatively affect our profitability, capital position and the value of our investment portfolio and may also result in increased contract withdrawals” in the Original Form 10-K as well as “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk – Interest Rate Risk.” For information on the current interest rate environment, see “Introduction – Interest Rate Environment” above.

RESULTS OF GROUP PROTECTION

Details underlying the results for Group Protection (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Operating Revenues
Insurance premiums	$4,768	$4,450	$4,280
Net investment income	333	364	329
Other revenues (1)	202	180	183
Total operating revenues	5,303	4,994	4,792
Operating Expenses
Interest credited	5	6	5
Benefits	3,844	3,890	3,500
Commissions and other expenses	1,325	1,260	1,234
Total operating expenses	5,174	5,156	4,739
Income (loss) from operations before taxes	129	(162)	53
Federal income tax expense (benefit)	28	(34)	11
Income (loss) from operations	$101	$(128)	$42

(1)Consists of revenue from third parties for administrative services performed, which has a corresponding partial offset in commissions and other expenses.

Comparison of 2022 to 2021

Income from operations for this segment increased due primarily to the following:

●Higher insurance premiums due to growth in business in force and favorable persistency.

●Lower benefits driven by lower COVID-19-related incidence in our life business and lower incidence in our disability business, partially offset by less favorable reserve adjustments.

The increase in income from operations was partially offset by the following:

●Higher commissions and other expenses driven by investments in claims management to help improve ongoing operations and higher sales volumes.

●Lower net investment income, net of interest credited, driven by lower investment income on alternative investments within our surplus portfolio and lower prepayment and bond make-whole premiums.

Comparison of 2021 to 2020

Income from operations for this segment decreased due primarily to the following:

●Higher benefits driven by higher mortality in our life business and higher morbidity in our disability business as a result of the impacts of the COVID-19 pandemic, and lower utilization in our dental business in 2020, partially offset by favorable reserve adjustments in our disability business.

●Higher commissions and other expenses due to incentive compensation as a result of production performance and investments in our claims organization to address higher claims volume attributable to the COVID-19 pandemic, partially offset by a decrease in amortization as a VOBA intangible asset was fully amortized in 2020.

The decrease in income from operations was partially offset by the following:

●Higher insurance premiums due to growth in the business and favorable persistency.

●Higher net investment income, net of interest credited, driven by investment income on alternative investments within our surplus portfolio and prepayment and bond make-whole premiums.

See “Critical Accounting Policies and Estimates – Annual Assumption Review” above for information on our reserve adjustments.

Additional Information

Our total loss ratio for the years ended December 31, 2022 and 2021, was 80.7% and 87.5%, respectively. The total loss ratio for the year ended December 31, 2022, decreased as compared to the prior year, due primarily to lower COVID-19-related incidence and favorable reserve adjustments in our life business and lower incidence in our disability business, partially offset by unfavorable reserve adjustments in our disability business in 2022 compared to favorable reserve adjustments in 2021. For a discussion of the COVID-19 pandemic, see “Introduction – COVID-19 Pandemic” above.

Generally, we experience higher mortality in the first quarter of the year and higher disability claims in the fourth quarter of the year due to the seasonality of claims. We expect COVID-19-related mortality to continue to follow U.S. death trends.

Management compares trends in actual loss ratios to pricing expectations as group-underwriting risks change over time. We expect normal fluctuations in our total loss ratio, as claims experience is inherently uncertain. For every one percent increase in the total loss ratio, we would expect an annual decrease to income from operations of approximately $37 million to $41 million. The effects are symmetrical for a comparable decrease in the loss ratio and, therefore, move in an equal and opposite direction.

For information on the effects of current interest rates on our long-term disability claim reserves, see “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk – Interest Rate Risk – Effect of Interest Rate Sensitivity.” For information on the current interest rate environment, see “Introduction – Interest Rate Environment” above.

RESULTS OF RETIREMENT PLAN SERVICES

Details underlying the results for Retirement Plan Services (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Operating Revenues
Fee income	$255	$289	$246
Net investment income	966	982	924
Other revenues (1)	37	36	27
Total operating revenues	1,258	1,307	1,197
Operating Expenses
Interest credited	630	617	615
Benefits	3	3	2
Commissions and other expenses	395	418	402
Total operating expenses	1,028	1,038	1,019
Income (loss) from operations before taxes	230	269	178
Federal income tax expense (benefit)	32	46	21
Income (loss) from operations	$198	$223	$157

(1)Consists primarily of mutual fund account program revenues from mid to large employers.

Comparison of 2022 to 2021

Income from operations for this segment decreased due primarily to the following:

●Lower fee income driven by lower average daily account values.

●Lower net investment income, net of interest credited, driven by lower investment income on alternative investments within our surplus portfolio and lower prepayment and bond make-whole premiums, partially offset by higher average fixed account values and impacts to portfolio yields from the current interest rate environment.

The decrease in income from operations was partially offset by lower commissions and other expenses driven by amortization as a result of lower actual gross profits, the effect of unlocking, incentive compensation as a result of production performance and trail commissions resulting from lower average account values.

Comparison of 2021 to 2020

Income from operations for this segment increased due primarily to the following:

●Higher net investment income, net of interest credited, driven by prepayment and bond make-whole premiums and investment income on alternative investments within our surplus portfolio, partially offset by spread compression due to average new money rates trailing our current portfolio yields.

●Higher fee income driven by higher average account values.

The increase in income from operations was partially offset by higher commissions and other expenses driven by trail commissions resulting from higher average account values and incentive compensation as a result of production performance, partially offset by expense management.

See “Critical Accounting Policies and Estimates – Annual Assumption Review” above for information about unlocking.

Additional Information

Net flows in this business fluctuate based on the timing of larger plans being implemented and terminating over the course of the year.

New deposits are an important component of net flows and key to our efforts to grow our business. Although deposits do not significantly affect current period income from operations, they can significantly impact future income from operations. The other component of net flows relates to the retention of the business.  An important measure of retention is the reduction in account values caused by plan sponsor terminations and participant withdrawals. These outflows as a percentage of average account values were 10%, 11% and 13% for 2022, 2021 and 2020, respectively.

Our net flows are negatively affected by the continued net outflows from our oldest blocks of annuities business, which are among our higher margin product lines in this segment, due to the fact that they are mature blocks with low distribution and servicing costs. The proportion of these products to our total account values was 17%, 18% and 19% for 2022, 2021 and 2020, respectively. Due to this overall shift in business mix toward products with lower returns, new deposit production continues to be necessary to maintain earnings at current levels.

Our fixed annuity business includes products with discretionary and index-based crediting rates that are reset on either a quarterly or semi-annual basis. Our ability to retain quarterly or semi-annual reset annuities will be subject to current competitive conditions at the time interest rates for these products reset. We expect to manage the effects of spreads on near-term income from operations through portfolio management and, to a lesser extent, crediting rate actions, which assumes no significant changes in net flows into or out of our fixed accounts or other changes that may cause interest rate spreads to differ from our expectations. For information on interest rate spreads and interest rate risk, see “Part I – Item 1A. Risk Factors – Market Conditions – Changes in interest rates and sustained low interest rates may cause interest rate spreads to decrease, impacting our profitability, capital position and make it more challenging to meet certain statutory requirements” and “Part I – Item 1A. Risk Factors – Market Conditions – Increases in interest rates may negatively affect our profitability, capital position and the value of our investment portfolio and may also result in increased contract withdrawals” in the Original Form 10-K as well as “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk – Interest Rate Risk.” For information on the current interest rate environment, see “Introduction – Interest Rate Environment” above.

RESULTS OF OTHER OPERATIONS

Details underlying the results for Other Operations (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Operating Revenues
Insurance premiums (1)	$-	$10	$10
Net investment income	124	125	130
Other revenues	9	23	26
Total operating revenues	133	158	166
Operating Expenses
Interest credited	39	42	39
Benefits	72	75	94
Other expenses	179	152	52
Interest and debt expense	137	114	125
Spark program expense	167	87	68
Total operating expenses	594	470	378
Income (loss) from operations before taxes	(461)	(312)	(212)
Federal income tax expense (benefit)	(85)	(70)	(51)
Income (loss) from operations	$(376)	$(242)	$(161)

(1)Includes our disability income business, which has a corresponding offset in benefits for changes in reserves.

Comparison of 2022 to 2021

Loss from operations for Other Operations increased due primarily to the following:

●Higher Spark program expense.

●Higher other expenses related to higher legal expenses, partially offset by the effect of changes in LNC’s stock price on our deferred compensation plans, as LNC’s stock price decreased during 2022, compared to an increase during 2021.

●Higher interest and debt expense driven by an increase in average interest rates.

●Lower other revenues due to the effect of market fluctuations on assets held as part of certain compensation plans, which decreased during 2022 compared to an increase during 2021.

Comparison of 2021 to 2020

Loss from operations for Other Operations increased due primarily to the following:

●Higher other expenses related to a one-time legal expense and the effect of changes in LNC’s stock price on our deferred compensation plans, as LNC’s stock price increased significantly during 2021, compared to a significant decrease during 2020.

●Higher Spark program expense.

●Lower net investment income, net of interest credited, related to lower allocated investments driven by a decrease in excess capital retained by Other Operations.

The increase in loss from operations was partially offset by the following:

●Lower benefits attributable to favorable experience in our run-off institutional pension and disability income businesses and modifying certain assumptions in 2020 on the reserves supporting our institutional pension business.

●Lower interest and debt expense driven by a decline in average interest rates.

REALIZED GAIN (LOSS)

Details underlying realized gain (loss), after-DAC (1) (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Components of Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$206	$207	$216
Total excluded realized gain (loss)	8	504	(742)
Total realized gain (loss), pre-tax	$214	$711	$(526)

Components of Excluded Realized Gain (Loss),
After-Tax
Credit loss benefit (expense) on mortgage loans on
real estate	$(7)	$78	$(85)
Credit loss benefit (expense) on reinsurance-related assets	(99)	1	-
Credit loss benefit (expense) on other financial assets	(12)	(9)	(19)
Realized gain (loss) related to certain financial assets	(67)	486	(30)
Realized gain (loss) on equity securities	11	30	6
Realized gain (loss) on the mark-to-market on
certain instruments (2)	558	134	(112)
Total realized gain (loss) related to financial instruments
and reinsurance-related assets	384	720	(240)
GLB fees ceded to LNBAR and attributed fees,
including benefit ratio unlocking	(412)	(330)	(339)
Indexed annuity forward-starting option	10	21	(2)
Excluded realized gain (loss), including benefit
ratio unlocking	(18)	411	(581)
Less: benefit ratio unlocking on GDB
and GLB riders	(24)	14	5
Total excluded realized gain (loss), after-tax	$6	$397	$(586)

(1)DAC refers to the associated amortization of DAC, VOBA, DSI and DFEL and changes in other contract holder funds and funds withheld reinsurance assets and liabilities.

(2)Includes activity with LNBAR. The modified coinsurance investment portfolio includes fixed maturity securities classified as AFS with changes in fair value recorded in OCI. Since the corresponding and offsetting changes in fair value of the embedded derivatives related to the modified coinsurance investment portfolio are recorded in realized gain (loss), volatility can occur within net income (loss).  See Note 8 for more information.

Comparison of 2022 to 2021

We had realized losses compared to realized gains due primarily to the following:

●Gains related to certain financial assets related primarily to the fourth quarter 2021 reinsurance transaction.

●Losses related to an increase in the credit loss allowance for reinsurance-related assets in 2022 due to updates to policyholder behavior assumptions that impacted ceded reserves.

●Higher losses related to GLB fees ceded to LNBAR and attributed fees driven by increased policyholder guaranteed amounts resulting from market activity.

●Losses related to an increase in the credit loss allowance for mortgage loans on real estate in 2022 compared to a decrease in 2021 due to changes in economic projections.

●Lower gains related to the indexed annuity forward-starting option driven primarily by an increase of option costs and other items, partially offset by the effect of unlocking.

●Lower gains on equity securities due to unfavorable equity market performance in 2022 compared to favorable equity market performance in 2021.

The realized losses were partially offset by gains on the mark-to-market on certain instruments driven by favorable changes in the fair value of embedded derivatives related to certain modified coinsurance arrangements and gains on derivatives.

Comparison of 2021 to 2020

We had realized gains compared to realized losses due primarily to the following:

●Gains related to certain financial assets related primarily to the fourth quarter 2021 reinsurance transaction.

●Gains related to the mark-to-market on certain instruments due to favorable changes in the fair value of embedded derivatives related to certain modified coinsurance arrangements.

●Gains related to a decrease in the credit loss allowance for mortgage loans on real estate in 2021 compared to an increase in 2020 due to changes in economic projections.

●Gains related to our indexed annuity forward-starting option driven by an increase in discount rates, partially offset by the effect of unlocking.

The above components of excluded realized gain (loss) are described including benefit ratio unlocking, after-tax.

See “Critical Accounting Policies and Estimates – Annual Assumption Review” above for information about unlocking.

For information on our fourth quarter 2021 reinsurance transaction, see Note 8.

Operating Realized Gain (Loss)

Operating realized gain (loss) includes indexed annuity and IUL net derivative results representing the net difference between the change in the fair value of the options that we hold and a portion of the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL products. The portion of the change in the fair value of the embedded derivative liabilities reported in operating realized gain (loss) represents the amount that is credited to the indexed annuity and IUL contracts.

Our GWB, GIB and 4LATER® features have elements of both benefit reserves and embedded derivative reserves. We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature. For our GLBs that meet the definition of an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC, we record them at fair value on the Consolidated Balance Sheets with changes in fair value recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). In bifurcating the embedded derivative, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relates to the GLB riders (the “attributed fees”). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract (the “net valuation premium”) plus a margin that a theoretical market participant would include for risk/profit (the “risk/profit margin”).

We also include the risk/profit margin portion of the GLB attributed rider fees in operating realized gain (loss) and include the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss).

Realized Gain (Loss) Related to Financial Instruments and Reinsurance-Related Assets

For information on realized gain (loss) related to financial instruments and reinsurance-related assets, see Note 15.

Gain (loss) on the mark-to-market on certain instruments, including those associated with our consolidated variable interest entities (“VIEs”) represents changes in the fair values of certain derivative investments, reinsurance-related embedded derivatives and trading securities.

See Note 3 for information about our consolidated VIEs.

We also recognize the mark-to-market on certain mortgage loans on real estate for which we have elected the fair value option. See Note 20 for additional information.

GLB Fees Ceded to LNBAR and Attributed Fees

Our GLB fees ceded to LNBAR and attributed fees include the GLB rider fees ceded to LNBAR and the net valuation premium. See “Operating Realized Gain (Loss)” above for more information on the net valuation premium.

Indexed Annuity Forward-Starting Option

The liability for the forward-starting option reflects changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

These fair values represent an estimate of the cost of the options we will purchase or sell in the future, discounted back to the date of the balance sheet, using current market indications of volatility and interest rates, which can vary significantly from period to period due to a number of factors and therefore can provide results that are not indicative of the underlying trends.

REINSURANCE

We and Lincoln Life & Annuity Company of New York (“LLANY”) cede insurance to other companies. The portion of our life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek life and annuity reinsurance coverage to limit our exposure to mortality losses and/or to enhance our capital and risk management. We acquire other reinsurance as applicable with retentions and limits that management believes are appropriate for the circumstances. The consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data” reflect insurance premiums, insurance fees, benefits and DAC amortization net of insurance ceded. We remain liable if our reinsurers are unable to meet contractual obligations under applicable reinsurance agreements. We utilize inter-company and affiliate reinsurance agreements to manage our statutory capital position as well as the hedge program for variable annuity guarantees. For information regarding reserve financing and letter of credit (“LOC”) expenses from inter-company reinsurance agreements, see “Liquidity and Capital Resources – Material Cash Outflows” below.

We focus on obtaining reinsurance from a diverse group of reinsurers. We have established standards and criteria for our use and selection of reinsurers. In order for a new reinsurer to participate in our current program, we generally require the reinsurer to have an AM Best rating of A+ or greater or an S&P rating of AA- or better and a specified RBC percentage (or similar capital ratio measure). If the reinsurer does not have these ratings, we may require them to post collateral as described below; however, we may waive the collateral requirements based on the facts and circumstances. In addition, we may require collateral from a reinsurer to mitigate credit/collectability risk. Typically, in such cases, the reinsurer must either maintain minimum specified ratings and RBC ratios or establish the specified quality and quantity of collateral. Similarly, we have also required collateral in connection with books of business sold pursuant to indemnity reinsurance agreements.

Reinsurers, including affiliated reinsurers, that are not licensed, accredited or authorized in the state of domicile of the reinsured (“ceding company”), i.e., unauthorized reinsurers, are required to post statutorily prescribed forms of collateral for the ceding company to receive reinsurance credit. The three primary forms of collateral are: (i) qualifying assets held in a reserve credit trust; (ii) irrevocable, unconditional, evergreen LOCs issued by a qualified U.S. financial institution; and (iii) assets held by the ceding company in a segregated funds withheld account. Collateral must be maintained in accordance with the rules of the ceding company’s state of domicile and must be readily accessible by the ceding company to cover claims under the reinsurance agreement. Accordingly, we require unauthorized reinsurers to post acceptable forms of collateral to support their reinsurance obligations to us.

As a result of our modified coinsurance agreement with Athene to reinsure fixed annuity products, we reported a $3.8 billion deposit asset within other assets on the Consolidated Balance Sheets as of December 31, 2022. For additional information, see Note 8.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to third-party reinsurers and LNBAR. As of December 31, 2022, 88%, or $21.0 billion, of our total reinsurance recoverable was secured by collateral for our benefit. Of this amount, $18.0 billion was held by reinsurers in reserve credit trusts (such reserve credit trusts are held by non-affiliated reinsurers; therefore, they are not reflected on the Consolidated Balance Sheets), $2.9 billion was held in our funds withheld portfolios and $93 million was secured by LOCs for which we are the beneficiary, an off-balance sheet arrangement. The total in our funds withheld portfolios was $5.0 billion and reported in other liabilities on the Consolidated Balance Sheets as of December 31, 2022. The excess funds withheld represent funds above the reinsurance recoverable from our third-party reinsurers and LNBAR.

We regularly evaluate the financial condition of our reinsurers and monitor concentration risk with our largest reinsurers. We monitor all of our existing reinsurers’ financial strength ratings on a monthly basis. We also monitor our reinsurers’ financial health, trends and commitment to the reinsurance business, statutory surplus, RBC levels, statutory earnings and fluctuations, current claims payment aging and our reinsurers’ own reinsurers. In addition, we present at least annually information regarding our reinsurance exposures to the Finance Committee of our Board of Directors. For more discussion of our counterparty risk with our reinsurers, see “Part I – Item 1A. Risk Factors – Operational Matters – We face risks of non-collectability of reinsurance and increased reinsurance rates, which could materially affect our results of operations” in the Original Form 10-K

Under certain indemnity reinsurance agreements, we and LLANY provide 100% indemnity reinsurance for the business assumed; however, the third-party insurer, or the “cedent,” remains primarily liable on the underlying insurance business. These indemnity reinsurance arrangements require that we, as the reinsurer, maintain certain insurer financial strength ratings and capital ratios. If these ratings or capital ratios are not maintained, depending upon the reinsurance agreement, the cedent may recapture the business, or require us to place assets in trust or provide LOCs at least equal to the relevant statutory reserves. Under our reinsurance arrangement, we held approximately $2.7 billion of statutory reserves as of December 31, 2022. We must maintain an AM Best financial strength rating of at least B++, an S&P financial strength rating of at least BBB- and a Moody’s financial strength rating of at least Baa3. This arrangement may require us to place assets in trust equal to the relevant statutory reserves. Under LLANY’s largest indemnity reinsurance arrangement, we held approximately $1.1 billion of statutory reserves as of December 31, 2022. LLANY must maintain an AM Best financial strength rating of at least B+, an S&P financial strength rating of at least BB+ and a Moody’s financial strength rating of at least Ba1, as well as maintain an RBC ratio of at least 160% or an S&P capital adequacy ratio of 100%, or the cedent may recapture the business. Under two other LLANY arrangements, by which we established $612 million of statutory reserves as of December 31, 2022, LLANY must maintain an AM Best financial strength rating of at least B++, an S&P financial strength rating of at least BBB- and a Moody’s financial strength rating of at least Baa3. One of these arrangements also requires LLANY to maintain an RBC ratio of at least 185% or an S&P capital adequacy ratio of 115%. Each of these arrangements may require LLANY to place assets in trust equal to the relevant statutory reserves. See “Item 1. Business – Financial Strength Ratings” in the Original Form 10-K for a description of our financial strength ratings.

For more information about reinsurance, see Notes 8 and 13 and “Liquidity and Capital Resources – Sources and Uses of Liquidity and Capital – Statutory Capital and Surplus” below.

For factors that could cause actual results to differ materially from those set forth in this section, see “Part I – Item 1A. Risk Factors” in the Original Form 10-K and “Forward-Looking Statements – Cautionary Language” above.

LIQUIDITY AND CAPITAL RESOURCES

Overview

Liquidity refers to our ability to generate adequate amounts of cash from our normal operations to meet cash requirements with a prudent margin of safety. Capital refers to our long-term financial resources to support the operations of our businesses, to fund long-term growth strategies and to support our operations during adverse conditions. Our ability to generate and maintain sufficient liquidity and capital depends on the profitability of our businesses, general economic conditions and access to the capital markets and other sources of liquidity and capital as described below. When considering our liquidity, it is important to distinguish between our needs, the needs of LLANY and the needs of the holding company, LNC. As a holding company with no operations of its own, LNC derives its cash primarily from its operating subsidiaries. Disruptions, uncertainty or volatility in the capital and credit markets may materially affect our business operations and results of operations. These poor market conditions may reduce our or LLANY’s statutory surplus and risk-based capital (“RBC”).

Reductions to our or LLANY’s statutory surplus and RBC may cause us to retain more capital, which may pressure our ability to receive dividends from LLANY or pay dividends to LNC, which may lead us to take steps to preserve or raise additional capital. As a result of the charge taken in connection with the annual assumption review in the third quarter of 2022, we expect an approximate $300 million statutory capital impact in the fourth quarter of 2022 that will reduce our RBC ratio by approximately 12 points. We believe we and LLANY have adequate capital to operate our business as we replenish statutory capital back to our targeted levels.

Sources and Uses of Liquidity and Capital

Our primary sources of liquidity and capital are insurance premiums and fees, investment income, maturities and sales of investments, issuance of debt and contract holder deposits. We also have access to alternative sources of liquidity as discussed below. Our primary uses are to pay policy claims and benefits, to fund commissions and other general operating expenses, to purchase investments, to fund policy surrenders and withdrawals, to pay dividends to LNC and to repay debt. Our operating activities provided (used) cash of $4.3 billion, $209 million (as restated) and $285 million in 2022, 2021 and 2020, respectively. In addition, we received capital contributions from LNC of $925 million, $65 million and $510 million in 2022, 2021 and 2020, respectively. We paid dividends to LNC of $645 million, $1.9 billion and $660 million in 2022, 2021 and 2020, respectively. See Note 19 for additional information. We also received dividends from our subsidiaries of $373 million, $466 million and $427 million in 2022, 2021 and 2020, respectively.

Statutory Capital and Surplus

We must maintain certain regulatory capital levels. We utilize the RBC ratio as a primary measure of our capital adequacy. The RBC ratio is an important factor in the determination of our financial strength ratings, and a reduction in our or LLANY’s surplus will affect our RBC ratios and dividend-paying capacity. For a discussion of RBC ratios, see “Part I – Item 1. Business – Regulatory – Insurance Regulation – Risk-Based Capital” in the Original Form 10-K.

Our regulatory capital levels are affected by statutory accounting rules, which are subject to change by each applicable insurance regulator. Our term products and UL products containing secondary guarantees require reserves calculated pursuant to Actuarial Guideline XXXVIII (“AG38”). We employ strategies to reduce the strain caused by AG38 by reinsuring the business to reinsurance captives. Our captive reinsurance subsidiaries and LNBAR provide a mechanism for financing a portion of the excess reserve amounts in a more efficient manner and free up capital we can use for any number of purposes, including paying dividends to LNC. We use long-dated letters of credit (“LOCs”) and debt financing as well as other financing strategies to finance those reserves. For information on the LOCs, see the credit facilities table in Note 12. Our captive reinsurance subsidiaries and LNBAR have also issued long-term notes to finance a portion of the excess reserves. For information on long-term notes issued by our captive reinsurance subsidiaries, see Note 3. We have also used the proceeds from certain senior notes issued by LNC to execute long-term structured solutions primarily supporting reinsurance of UL products containing secondary guarantees.

Statutory reserves established for variable annuity guaranteed benefit riders are sensitive to changes in the equity markets and interest rates and are affected by the level of account values relative to the level of any guarantees, product design and reinsurance arrangements. As a result, the relationship between reserve changes and equity market performance is non-linear during any given reporting period. We cede a portion of the guaranteed benefit riders to LNBAR through inter-company reinsurance arrangements. The variable annuity hedge program in LNBAR seeks to hedge the exposure to selected risk and income statement volatility caused by changes in the capital markets associated with the variable annuity guarantees. Market conditions greatly influence the ultimate capital required due to its effect on the valuation of reserves and derivative instruments hedging these reserves.

We also use long-dated LOCs or other capital market solutions to reduce the potential strain caused by temporary mismatches between movements in the statutory reserves and derivative instruments for variable annuity guaranteed benefit riders reinsured to LNBAR. For information on the LOCs, see the credit facilities table in Note 12.

Changes in equity markets may also affect our capital position. We may decide to reallocate available capital among us and our insurance and captive reinsurance subsidiaries, which would result in different RBC ratios for us. In addition, changes in the equity markets can affect the value of our variable annuity and VUL separate accounts. When the market value of our separate account assets increases, the statutory surplus within us and LLANY also increases. Contrarily, when the market value of our separate account assets decreases, the statutory surplus within us and LLANY may also decrease, which will affect RBC ratios, and in the case of our separate account assets becoming less than the related product liabilities, we must allocate additional capital to fund the difference.

We continue to analyze the use of our existing captive reinsurance structures, as well as additional third-party reinsurance arrangements, and our hedging strategies relative to managing the effects of equity markets and interest rates on the statutory reserves, statutory capital and the dividend capacity of LNL and LLANY.

Debt

For information about our short-term and long-term debt and our credit facilities, see Note 12.

Alternative Sources of Liquidity

Inter-Company Cash Management Program

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNL, certain of our subsidiaries and certain affiliates, can lend to or borrow from the holding company to meet short-term borrowing needs. The cash management program is essentially a series of demand loans between LNC and participating subsidiaries that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. As of December 31, 2022, we had a net outstanding receivable (payable) of $(437) million from (to) certain subsidiaries and affiliates in the inter-company cash management program. Loans under the cash management program are permitted under applicable insurance laws subject to certain restrictions. LNL, domiciled in Indiana, is subject to a borrowing and lending limit of, currently, 3% of the insurance company’s admitted assets as of its most recent year end. For our New York-domiciled insurance subsidiary, it may borrow from LNC less than 2% of its admitted assets as of its most recent year end but may not lend any amounts to LNC.

Federal Home Loan Bank

LNL is a member of the Federal Home Loan Bank (“FHLB”) of Indianapolis (“FHLBI”). Membership allows LNL access to the FHLBI’s financial services, including the ability to obtain loans and to issue funding agreements as an alternative source of liquidity that are collateralized by qualifying mortgage-related assets, agency securities or U.S. Treasury securities. Borrowings under this facility are subject to the FHLBI’s discretion and require the availability of qualifying assets at LNL. As of December 31, 2022, LNL had an estimated maximum borrowing capacity of $7.0 billion under the FHLBI facility and maximum available borrowing based on qualifying assets of $6.1 billion. As of December 31, 2022, LNL had outstanding borrowings of $3.1 billion under this facility reported within payables for collateral on investments on the Consolidated Balance Sheets. LLANY is a member of the Federal Home Loan Bank of New York (“FHLBNY”) with an estimated maximum borrowing capacity of $750 million. Borrowings under this facility are subject to the FHLBNY’s discretion and require the availability of qualifying assets at LLANY. As of December 31, 2022, LLANY had no outstanding borrowings under this facility. For additional information, see “Payables for Collateral on Investments” in Note 4.

Securities Lending Programs and Repurchase Agreements

LNL and LLANY, by virtue of their general account fixed-income investment holdings, can access liquidity through securities lending programs and repurchase agreements. As of December 31, 2022, we had securities pledged under securities lending agreements with a carrying value of $298 million. In addition, LNL, LLANY and LNBAR had access to $2.25 billion through committed repurchase agreements, of which $25 million was utilized as of December 31, 2022. The cash received in our securities lending programs and repurchase agreements is typically invested in cash and invested cash or fixed maturity AFS securities. For additional information, see “Payables for Collateral on Investments” in Note 4.

Collateral on Derivative Contracts

Our cash flows associated with collateral received from counterparties (when we are in a net collateral payable position) and posted with counterparties (when we are in a net collateral receivable position) change as the market value of the underlying derivative contract changes. The net collateral position depends on changes in interest rates and equity markets related to the amount of the exposures hedged. As of December 31, 2022, we were in a net collateral payable position of $3.0 billion compared to $5.5 billion as of December 31, 2021. In the event of adverse changes in fair value of our derivative instruments, we may need to post collateral with a counterparty. If we do not have sufficient high-quality securities or cash and invested cash to provide as collateral, we have committed liquidity sources through facilities that can provide up to $1.25 billion of additional liquidity to help meet collateral needs. Access to such facilities is contingent upon interest rates having achieved certain threshold levels. In addition to these facilities, we have the FHLB facilities and the repurchase agreements discussed above as well as the five-year revolving credit facility discussed in Note 12 to leverage that would be eligible for collateral posting. For additional information, see “Credit Risk” in Note 5.

Material Cash Outflows

Details underlying our estimated material cash outflows as of December 31, 2022, were as follows:

	Less			More
	Than	1 - 3	3 - 5	Than
	1 Year	Years	Years	5 Years	Total
Future contract benefits and other contract holder
obligations (1)	$22,586	$46,374	$48,054	$401,713	$518,727
Short-term and long-term debt (2)	562	50	-	2,219	2,831
Reserve financing and LOC expenses (3)	45	83	75	111	314
Payables for collateral on investments (4)	3,428	-	-	-	3,428
Investment commitments (5)	638	439	1,091	143	2,311
Operating leases (6)	34	59	38	16	147
Finance leases (6)	82	25	4	-	111
Certain financing arrangements (7)	43	222	366	-	631
Retirement and other plans (8)	10	18	17	35	80
Total	$27,428	$47,270	$49,645	$404,237	$528,580

(1)Estimates are based on financial projections over 40 years and are not discounted for the time value of money. New business issued or acquired, business ceded or sold, changes to or variances from actuarial assumptions and economic conditions will cause these amounts to change over time, possibly materially. See Note 1 for details of what these liabilities include and represent.

(2)Represents principal amounts of debt only. See Note 12 for additional information.

(3)Estimates are based on the level of capacity we expect to utilize during the life of the LOCs and other reserve financing arrangements. See Note 12 for additional information

(4)Excludes collateral payable held for derivative investments. See Note 4 for additional information.

(5)See Note 4 for additional information.

(6)See Note 13 for additional information.

(7)Represents certain financing arrangements that did not meet the requirements to be classified as a sale-leaseback arrangement. See Note 13 for additional information.

(8)Includes anticipated funding for benefit payments for our retirement and postretirement plans through 2032. In addition to these benefit payments, we periodically contribute to the agents’ defined benefit plan and remit funds to LNC to assist in funding the employees’ defined benefit plan. See Note 17 for additional information.

Ratings

Financial Strength Ratings

See “Part I – Item 1. Business – Financial Strength Ratings” in the Original Form 10-K for information on our financial strength ratings.

If our current financial strength ratings were downgraded in the future, terms in our derivative agreements may be triggered, which could negatively affect overall liquidity. For the majority of our derivative counterparties, there is a termination event if our financial strength ratings drop below BBB-/Baa3 (S&P/Moody’s Investors Service. In addition, contractual selling agreements with intermediaries could be negatively affected, which could have an adverse effect on overall sales of annuities, life insurance and investment products.

See “Part I – Item 1A. Risk Factors – Liquidity and Capital Position – A decrease in our capital and surplus may result in a downgrade to our financial strength ratings” and “Part I – Item 1A. Risk Factors – Covenants and Ratings – A downgrade in our insurer financial strength ratings could limit our ability to market products, increase the number or value of policies being surrendered and/or hurt our relationships with creditors” in the Original Form 10-K for more information.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk

We analyze and manage the risks arising from market exposures of financial instruments, as well as other risks, in an integrated asset-liability management process that considers diversification. By aggregating the potential effect of market and other risks on the entire enterprise, we estimate, review and in some cases manage the risk to our earnings and enterprise value. We have exposures to several market risks including interest rate risk, equity market risk, credit risk and, to a lesser extent, foreign currency exchange risk. The exposures of financial instruments to market risks, and the related risk management processes, are most important to our business where most of the investments support accumulation and investment-oriented insurance products. As an important element of our integrated asset-liability management processes, we use derivatives to minimize the effects of changes in interest levels, the shape of the yield curve, currency movements and volatility. In this context, derivatives serve to minimize interest rate risk by mitigating the effect of significant increases in interest rates on our earnings. Additional market exposures exist in our other general account insurance products and in our debt structure and derivatives positions. Our primary sources of market risk are substantial, relatively rapid and sustained increases or decreases in interest rates or a sharp drop in equity market values. These market risks are discussed in detail in the following pages and should be read in conjunction with the consolidated financial statements and the accompanying Notes presented in “Item 8. Financial Statements and Supplementary Data,” as well as “Item 7. Management’s Narrative Analysis of the Results of Operations.”

Interest Rate Risk

Interest rate risk is the risk of financial loss due to adverse changes in the value of assets and liabilities due to movements in interest rates. We are exposed to interest rate risk arising from our fixed maturity securities and interest sensitive liabilities.

With respect to accumulation and investment-oriented products, we seek to earn a stable and profitable spread, or margin, between investment income we earn on our investments and interest credited to account values of our contract holders. If we have adverse experience on investments that cannot be passed on to customers, our spreads are reduced. The combination of a probable range of interest rate changes over the next 12 months, asset-liability management strategies, flexibility in adjusting policy crediting rate levels and protection afforded by policy surrender charges all work together to mitigate this risk. The interest rate scenarios of concern are those in which there is a substantial, relatively prolonged decrease in interest rates that is sustained over a long period or a rapid increase in interest rates.

Significant Interest Rate Exposures

The following provides a general measure of our significant interest rate risk; principal, including amortization of premiums and discounts, notional amounts, and estimated fair values of assets, liabilities and derivatives are shown by year of maturity (dollars in millions) as of December 31, 2022:

								Estimated
	2023	2024	2025	2026	2027	Thereafter	Total	Fair Value
Rate Sensitive Assets
Fixed maturity AFS securities:
Fixed interest rate securities	$3,192	$3,423	$3,535	$4,121	$5,424	$82,120	$101,815	$90,499
Average interest rate	3.7%	3.6%	3.8%	3.5%	3.8%	4.2%	4.1%
Variable interest rate securities	$139	$407	$313	$497	$493	$7,280	$9,129	$8,966
Average interest rate	9.3%	6.4%	8.8%	9.1%	8.9%	5.6%	6.1%
Trading securities:
Fixed interest rate securities	$157	$132	$151	$91	$106	$2,349	$2,986	$2,715
Average interest rate	4.1%	4.4%	4.6%	4.3%	4.9%	4.4%	4.4%
Variable interest rate securities	$-	$29	$-	$5	$-	$762	$796	$731
Average interest rate	0.0%	5.7%	0.0%	4.7%	0.0%	6.5%	6.4%
Mortgage loans on real estate:
Total mortgage loans	$815	$989	$1,060	$1,417	$1,702	$12,326	$18,309	$16,477
Average interest rate	4.7%	4.2%	3.9%	3.7%	4.0%	3.9%	4.0%
Rate Sensitive Liabilities
Investment-type
insurance contracts (1)	$2,113	$2,119	$2,346	$3,142	$3,917	$31,159	$44,796	$40,183
Average interest rate (1)	3.7%	3.7%	3.6%	3.3%	3.7%	3.8%	3.8%
Debt	$-	$50	$-	$-	$-	$2,219	$2,269	$2,166
Average interest rate	0.0%	0.1%	0.0%	0.0%	0.0%	5.8%	5.9%
Rate Sensitive Derivative Financial Instruments
Interest rate, foreign currency swaps and forwards: (4)
Pay variable/receive fixed	$4,486	$2,755	$689	$4,649	$788	$31,146	$44,513	$(2,962)
Average pay rate	4.6%	6.3%	4.5%	4.4%	3.8%	4.0%	4.2%
Average receive rate	0.4%	2.7%	3.3%	1.7%	2.5%	2.3%	2.1%
Pay fixed/receive variable	$5,026	$2,580	$2	$4,345	$325	$21,099	$33,377	$2,143
Average pay rate	0.3%	2.7%	1.2%	1.0%	1.3%	2.3%	1.9%
Average receive rate	3.8%	6.6%	1.2%	3.0%	1.7%	4.3%	4.2%
Interest rate cap corridors:	$13,500	$12,300	$-	$-	$-	$-	$25,800	$2
Average buy strike rate (2)	7.0%	6.0%	0.0%	0.0%	0.0%	0.0%	6.5%
Average sell strike rate (2)	11.0%	10.0%	0.0%	0.0%	0.0%	0.0%	10.5%
Forward swap curve	3.7%	3.5%	0.0%	0.0%	0.0%	0.0%	3.6%
Reverse Treasury locks:
5-year on-the-run Treasury	$110	$75	$-	$-	$-	$-	$185	$(10)
Average strike rate	3.8%	3.2%	0.0%	0.0%	0.0%	0.0%	3.6%
Forward CMT curve (3)	3.8%	3.8%	0.0%	0.0%	0.0%	0.0%	3.8%
10-year on-the-run Treasury	$230	$75	$-	$-	$-	$-	$305	$(43)
Average strike rate	3.1%	2.9%	0.0%	0.0%	0.0%	0.0%	3.0%
Forward CMT curve (3)	3.8%	3.9%	0.0%	0.0%	0.0%	0.0%	3.8%
30-year on-the-run Treasury	$710	$105	$-	$-	$-	$-	$815	$(177)
Average strike rate	2.6%	2.7%	0.0%	0.0%	0.0%	0.0%	2.6%
Forward CMT curve (3)	3.9%	3.9%	0.0%	0.0%	0.0%	0.0%	3.9%
Total return swaps:
Pay variable/receive fixed	$1,106	$-	$-	$-	$-	$-	$1,106	$(3)
Pay fixed/receive variable	5,922	-	-	-	-	-	5,922	41
Interest rate futures:
2-year Treasury notes	$342	$-	$-	$-	$-	$-	$342	$-
5-year Treasury notes	160	-	-	-	-	-	160	-
10-year Treasury notes	54	-	-	-	-	-	54	-
Treasury bonds	79	-	-	-	-	-	79	-

(1)

The information shown is for our fixed maturity securities and mortgage loans on real estate that support these insurance contracts.

(2)The indexes are the 5-year and 10-year constant maturity swap.

(3)The Constant Maturity Treasury (“CMT”) curve is the applicable 5-year, 10-year or 30-year CMT forward curve.

(4)Includes notional of $354 million and fair value of $21 million that support our modified coinsurance agreements. Investment results for these agreements are passed directly to the reinsurers.

The following provides the principal, including amortization of premiums and discounts, notional amounts, and estimated fair values of assets, liabilities and derivatives (in millions) having significant interest rate risks as of December 31, 2021:

	As Restated
	Principal/
	Notional	Estimated
	Amount	Fair Value
Fixed maturity AFS securities	$104,491	$117,476
Trading securities	4,099	4,405
Mortgage loans on real estate	17,975	18,599
Investment-type insurance contracts (1)	52,436	55,215
Debt	2,334	2,675
Interest rate and foreign currency swaps	60,147	723
Interest rate cap corridors	26,800	-
Reverse Treasury locks	1,950	80
Total return swaps	5,407	3
Interest rate futures	728	-
Foreign currency futures	163	-

(1)The information shown is for our fixed maturity securities and mortgage loans on real estate that support these insurance contracts.

Effect of Interest Rate Sensitivity

The following table presents our estimate of the effect on income (loss) from operations by segment (in millions) for the next 12-month period if the level of interest rates were to instantaneously increase or decrease by 1% and remain at those levels immediately after December 31, 2022, relative to interest rates remaining flat:

	1%	1%
	Increase	Decrease
Life Insurance	$7	$(7)
Annuities (1)	(8)	12
Group Protection	4	(4)
Retirement Plan Services	5	(7)
Other Operations	-	(8)
Income (loss) from operations	$8	$(14)

(1)Includes the impact on bond funds in our separate accounts, which move in the opposite direction of interest rates.

For purposes of this estimate, we assumed asset purchases are made at prevailing new money rates and exclude the impact of new business, unlocking, persistency, hedge program performance or customer behavior caused by the interest rate changes.

Interest Rate Risk on Fixed Insurance Businesses – Falling Rates

In periods of declining interest rates, we have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments. Moreover, borrowers may prepay fixed-income securities, commercial mortgages and MBS in our general accounts in order to borrow at lower market rates, which exacerbates this risk. Because we are entitled to reset the interest rates on our fixed-rate annuities only at limited, pre-established intervals, and because many of our contracts have guaranteed minimum interest or crediting rates, our spreads could decrease and potentially become negative.

Prolonged historically low rates are not healthy for our business fundamentals. However, we have recognized this risk and have been proactive in our investment strategies, product designs, crediting rate strategies and overall asset-liability practices to mitigate the risk of unfavorable consequences in this type of environment. For some time now, new products have been sold with low minimum crediting floors, and we apply disciplined asset-liability management standards, such as locking in spreads on these products at the time of issue. See “Part I – Item 1A. Risk Factors – Market Conditions – Changes in interest rates and sustained low interest rates may cause interest rate spreads to decrease, impacting our profitability, and make it more challenging to meet certain statutory requirements” in the Original Form 10-K for additional information on low interest rate risks.

The following provides detail on the percentage differences between the December 31, 2022, interest rates being credited to contract holders based on the fourth quarter of 2022 declared rates and the respective minimum guaranteed policy rate (in millions), broken out by contract holder account values reported within our segments:

	Account Values
			Retirement		%
	Life		Plan		Account
	Insurance (1)	Annuities	Services	Total	Values
Excess of Crediting Rates over Contract Minimums
Discretionary rate setting products: (2)
Occurring within the next twelve months: (3)
No difference	$28,167	$9,184	$17,677	$55,028	52.4%
Up to 0.50%	158	2,664	1,467	4,289	4.1%
0.51% to 1.00%	196	2,964	3,415	6,575	6.2%
1.01% to 1.50%	57	2,027	236	2,320	2.2%
1.51% to 2.00%	3,536	1,422	-	4,958	4.7%
2.01% to 2.50%	13	223	-	236	0.2%
2.51% to 3.00%	113	95	-	208	0.2%
3.01% or greater	59	2,323	-	2,382	2.3%
Occurring after the next twelve months (4)	-	4,234	-	4,234	4.0%
Total discretionary rate setting products	32,299	25,136	22,795	80,230	76.3%
Other contracts (5)	-	22,603	2,342	24,945	23.7%
Total account values	$32,299	$47,739	$25,137	$105,175	100.0%

Percentage of discretionary rate setting product account
values at minimum guaranteed rates	87.2%	36.5%	77.5%	68.6%

(1)Excludes policy loans.

(2)Contracts currently within new money rate bands are grouped according to the corresponding portfolio rate band in which they will fall upon their first anniversary.

(3)The average crediting rates were 25 basis points, 88 basis points and 14 basis point in excess of average minimum guaranteed rates for our Life Insurance, Annuities and Retirement Plan Services segments, respectively.

(4)The average crediting rates were 148 basis points in excess of average minimum guaranteed rates. Of our account values for these products, 71% are scheduled to reset in more than one year but not more than two years; 15% are scheduled to reset in more than two years but not more than three years; and 14% are scheduled to reset in more than three years.

(5)For Annuities, this amount relates primarily to income annuity and short-term dollar cost averaging business. For Retirement Plan Services, this amount relates primarily to indexed-based rate setting products in which the average crediting rates were 8 basis points in excess of average minimum guaranteed rates, and 82% of account values were already at their minimum guaranteed rates.

The maturity structure and call provisions of the related portfolios are structured to afford protection against erosion of investment portfolio yields during periods of declining interest rates. We devote extensive effort to evaluating the risks associated with falling interest rates by simulating asset and liability cash flows for a wide range of interest rate scenarios. We seek to manage these exposures by maintaining a suitable maturity structure and by limiting our exposure to call risk in each respective investment portfolio.

Interest Rate Risk on Fixed Insurance Businesses – Rising Rates

For both universal life insurance and annuities, a rapid rise in interest rates poses risks of deteriorating spreads and high surrenders. The portfolios supporting these products have fixed-rate assets laddered over maturities generally ranging from 1 to 10 years or more. Accordingly, the earned rate on each portfolio lags behind changes in market yields. As rates rise, the lag may be increased by slowing MBS prepayments. The greater and faster the rise in interest rates, the more the earned rate will tend to lag behind market rates. If we set renewal crediting rates to earn the desired spread, the gap between our renewal crediting rates and competitors’ new money rates may be wide enough to cause increased surrenders that could cause us to liquidate a portion of our portfolio to fund these surrenders. If we credit more competitive renewal rates to limit surrenders, our spreads will narrow. We devote extensive effort to evaluating these risks by simulating asset and liability cash flows for a wide range of interest rate scenarios. Such analysis has led to adjustments in the target maturity structure and to hedging the risk of rising rates by entering into interest rate cap corridor agreements. With these instruments in place, the potential adverse effect of a rapid and sustained rise in rates is kept within our risk tolerances. See “Part I – Item 1A. Risk Factors – Market Conditions – Increases in interest rates may negatively affect our profitability, capital position and the value of our investment portfolio and may also result in increased contract withdrawals” in the Original Form 10-K for more information on the risks related to rising interest rates.

Short-Term and Long-Term Debt

We manage the timing of maturities and the mixture of fixed-rate and floating-rate debt as part of the process of integrated management of interest rate risk for the entire enterprise. See Note 12 for additional information on our debt.

Derivatives

See Note 5 for information on our derivatives used to hedge our exposure to changes in interest rates.

Equity Market Risk

Equity market risk is the risk of financial loss due to changes in the value of equity securities or equity indices. Our revenues, assets and liabilities are exposed to equity market risk that we often hedge with derivatives. Due to the use of our RTM process and our hedging strategies, we expect that, in general, short-term fluctuations in the equity markets should not have a significant effect on our quarterly earnings from unlocking of assumptions for DAC, VOBA, DSI and DFEL. However, earnings are affected by equity market movements on account values and the related fees we earn on those assets. Refer to “Critical Accounting Policies and Estimates – DAC, VOBA, DSI and DFEL – Reversion to the Mean” in Management’s Narrative Analysis of the Results of Operations for further discussion of the effects of equity markets on our RTM.

Fee Income

The fees earned from variable life insurance and variable annuities products are exposed to the risk of a decline in equity market values. These fees are generally a fixed percentage of the market value of account values. In a severe equity market decline, fee income could be reduced by not only reduced market valuations but also by customer withdrawals and redemptions. Such withdrawals and redemptions from equity funds and accounts might be partially offset by transfers to our fixed-income accounts and the transfer of funds to us from our competitors’ customers.

Equity Assets

While we invest in equity assets with the expectation of achieving higher returns than would be available in our core fixed-income investments, the returns on and values of these equity investments are subject to somewhat greater market risk than our fixed-income investments. These investments, however, add diversification benefits to our fixed-income investments.

Derivatives Hedging Equity Market Risk

We enter into derivative transactions to hedge our exposure to equity market risk. Such derivatives include over-the-counter equity options, total return swaps, variance swaps, and equity futures. See Note 5 for additional information on our derivatives used to hedge our exposure to equity market fluctuations.

The following provides the sensitivity of price changes (in millions) to our equity assets owned and derivatives hedging equity market risk:

					As Restated

	As of December 31, 2022				As of December 31, 2021
	Carrying/		10% Fair	10% Fair	Carrying/
	Notional	Estimated	Value	Value	Notional	Estimated
	Value	Fair Value	Increase (1)	Decrease (1)	Value	Fair Value
Equity Assets
Domestic equities	$282	$282	$28	$(28)	$307	$307
Foreign equities	145	145	15	(15)	64	64
Total equity securities	427	427	43	(43)	371	371
Hedge funds	265	265	27	(27)	265	265
Private equities	2,721	2,721	272	(272)	2,599	2,599
Other equity interests	3	3	-	-	12	14
Total equity assets	$3,416	$3,416	$342	$(342)	$3,247	$3,249
Derivatives Hedging Equity
Market Risk
Call options (2)	$34,140	$5,441	$1,355	$(1,390)	$34,140	$5,441
Equity futures	1,453	-	(87)	87	1,453	-
Put options	17,971	(931)	71	(110)	17,971	(931)
Total return swaps	24,668	(157)	(839)	774	24,668	(157)
Total derivatives hedging
equity market risk	$78,232	$4,353	$500	$(639)	$78,232	$4,353

(1)Assumes a plus or minus 10% change in underlying indexes. Estimated fair value does not reflect daily settlement of futures or monthly settlement of total return swaps.

(2)Includes notional of $2.2 billion and fair value of $88 million that support our modified coinsurance agreements. Investment results for these agreements are passed directly to the reinsurers.

Liabilities

We have exposure to changes in LNC’s stock price through both LNC’s deferred and stock-based incentive compensation plans. For additional information on the deferred and stock-based incentive compensations plans, see Notes 17 and 18, respectively.

Effect of Equity Market Sensitivity

If the level of the equity markets were to have instantaneously increased or decreased by 1% immediately after December 31, 2022, we estimate the effect on income (loss) from operations for the next 12-month period from the change in asset-based fees and related expenses would be approximately $10 million. For purposes of this estimate, we excluded any effect related to net flows, unlocking, persistency, hedge program performance, policyholder behavior or reduction in account values attributable to contract holder assessments.

The effect of quarterly equity market changes upon fee income and asset-based expenses is generally not fully recognized in the first quarter of the change because fee income is earned and related expenses are incurred based upon daily variable account values. The difference between the current period average daily variable account values compared to the end-of-period variable account values affects fee income in subsequent periods. Additionally, the effect on earnings may not necessarily be symmetrical with comparable increases or decreases in the equity markets. This discussion concerning the estimated effects of ongoing equity market volatility on the fees we earn from account values is intended to be illustrative and is concentrated primarily in our Annuities and Retirement Plan Services segments. Actual effects may vary depending on a variety of factors, many of which are outside of our control, such as changing customer behaviors that might result in changes in the mix of our business between variable and fixed annuity contracts, switching among investment alternatives available within variable products, changes in sales production levels or changes in policy persistency. For purposes of this guidance, the change in account values is assumed to correlate with the change in the relevant index.

Credit Risk

Credit risk is the risk to earnings and capital that arises from uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with contractually agreed upon terms. We are exposed to credit risk primarily by our investments in corporate bonds and mortgage loans on real estate and through our use of derivatives.

Investments

The majority of our credit risk is concentrated in investment holdings. Our portfolio of investments was $131.1 billion and $151.4 billion as of December 31, 2022 and 2021, respectively. Of this total, $81.3 billion and $100.1 billion consisted of corporate bonds and $18.2 billion and $17.9 billion consisted of mortgage loans on real estate as of December 31, 2022 and 2021, respectively. We manage the risk of adverse default experience on these investments by applying disciplined credit evaluation and underwriting standards, prudently limiting allocations to lower-quality, higher-yielding investments and diversifying exposures by issuer, industry, region and property type. For each counterparty or borrowing entity and its affiliates, our exposures from all transactions are aggregated and managed in relation to formal limits set by rating quality. Additional diversification limits, such as limits per industry, are also applied. We remain exposed to occasional adverse cyclical economic downturns during which default rates may be significantly higher than the long-term historical average used in pricing.

Derivatives

We are exposed to counterparty credit risk through our various derivative contracts. We depend on the ability of derivative product dealers and their guarantors to honor their obligations to pay the contract amounts under various derivatives agreements. In order to minimize the risk of default losses, we diversify our exposures among several dealers and limit the amount of exposure to each in accordance with the credit rating of each dealer or its guarantor. We generally limit our selection of counterparties that are obligated under these derivative contracts to those with an “A” credit rating or above. See Note 5 for additional information on managing the credit risk of our counterparties.

We are also exposed to credit risk through the use of certain derivatives. We buy credit default swaps (“CDS”) to minimize our exposure to credit-related events with respect to a single entity or referenced index. We also sell CDSs to offer credit protection to our contract holders and investors with respect to a single entity or referenced index. See Note 5 for additional information on our use of credit derivatives.

Foreign Currency Exchange Risk

Foreign Currency Denominated Investments

Foreign currency exchange risk is the risk of financial loss due to changes in the relative value between currencies. We have foreign currency exchange risk in our non-U.S. dollar denominated investments, which primarily consist of fixed maturity securities. The currency risk is hedged using foreign currency derivatives of the same currency as the foreign denominated security.

We invest in fixed maturity securities denominated in foreign currencies for incremental return and risk diversification relative to U.S. dollar-denominated securities. We use foreign currency swaps to hedge the foreign exchange risk related to our investment in fixed maturity securities denominated in foreign currencies. As of December 31, 2022 and 2021, our unhedged positions consisted of zero and $4 million, respectively, of principal in U.S. dollar equivalents of Canadian-denominated investments with maturity dates up to 2025 and an average interest rate of 2%. As of the same dates, our modified coinsurance portfolios were partially hedged and consisted of $164 million and $181 million, respectively, of principal in U.S. dollar equivalents of foreign denominated investments with maturity dates up to 2063 and an average interest rate of 4%. Investment results for our modified coinsurance agreements are passed directly to the reinsurers. See “Interest Rate Risk – Significant Interest Rate Exposures” above for our notional amounts in U.S. dollar equivalents (in millions) by year of maturity for our foreign currency swaps.

See Note 5 for additional information on our foreign currency swaps used to hedge our exposure to foreign currency exchange risk.

Item 8. Financial Statements and Supplementary Data

Consolidated Financial Statements

Management’s Report on Internal Control Over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting for The Lincoln National Life Insurance Company to provide reasonable assurance regarding the reliability of our financial reporting and the preparation of the consolidated financial statements for external purposes in accordance with United States of America generally accepted accounting principles. Internal control over financial reporting includes those policies and procedures that: (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with United States of America generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of internal control over financial reporting effectiveness to future periods are subject to risks. Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies or procedures.

Management assessed our internal control over financial reporting as of December 31, 2022, the end of our fiscal year. Management based its assessment on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework). Management’s assessment included evaluation of such elements as the design and operating effectiveness of key financial reporting controls, process documentation, accounting policies, and our overall control environment.

Based on the assessment, management has concluded that our internal control over financial reporting was ineffective as of the end of the fiscal year due to the identification of the material weakness discussed below. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. Based on this definition, management has concluded that the material weakness noted below existed in the Company’s internal control over financial reporting.

Existence of Material Weakness as of December 31, 2022

Based on our management assessment described above, the Company’s control over the review of significant reinsurance transactions did not operate effectively. Specifically, management’s review control did not detect an error in the accounting related to the recognition of realized gains on investments transferred in conjunction with a 2021 reinsurance transaction. The realized gains were included in the deferred gain on reinsurance rather than recognized as realized gains in the Consolidated Statements of Comprehensive Income (Loss). As a result, realized gains on investments was understated and the deferred gain on reinsurance was overstated by $498 million, net of tax. The Company restated its consolidated financial statements as of and for the years ended December 31, 2022 and 2021 to reflect the correction of this error in this Form 10-K/A.

Remediation Plan

Since identifying the material weakness related to management’s review controls over significant reinsurance transactions, management has taken the following steps towards remediating the material weakness:

●The formation of a technical review committee comprising cross-functional accounting, business, legal, and risk personnel that is in place and operating with a dedicated charter in overseeing the technical accounting and reporting implications of complex significant transactions;

●The establishment of protocols that are in place and operating, enabling the involvement of external subject matter experts providing support and insights to management from third party firms;

●Formalization of the documentation and review of key considerations and critical decision matters resulting from significant reinsurance transactions by the aforementioned technical review committee; and

●Communication across the organization to reinforce the steps taken to strengthen the control environment related to significant reinsurance transactions.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, Ernst & Young LLP, regarding the effectiveness of our internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only a management report in this Annual Report.

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2022 and 2021, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2022, and the related notes and financial statement schedules listed in the Index at Item 15(a) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Restatement of 2022 and 2021 Financial Statements

As discussed in Note 1 to the consolidated financial statements, the 2022 and 2021 consolidated financial statements have been restated to correct certain misstatements.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Deferred Acquisition Costs Asset and Future Contract Benefits Liability
Description of the Matter

At December 31, 2022, deferred acquisition costs totaled $12.8 billion and future contract benefits liabilities totaled $41.6 billion, a portion of which related to universal life-type contracts with secondary guarantees and variable annuity contracts with guaranteed benefit riders.

The carrying amount of the deferred acquisition costs related to these products is the total of costs deferred less amortization, which is calculated in relation to the present value of estimated gross profits of the underlying contracts. As described in Notes 1 (see section on DAC, VOBA, DSI and DFEL) and 7 to the consolidated financial statements, there is a significant amount of uncertainty inherent in calculating estimated gross profits as the calculation includes significant management judgment in developing certain assumptions, such as expected future frequency and level of mortality claims, investment margins, retention and rider utilization. Management’s assumptions are adjusted, also known as unlocked, for emerging experience and expected changes in trends. The unlocking results in deferred acquisition cost amortization being recalculated, using the new assumptions for estimated gross profits, that results either in additional or less cumulative amortization expense.

The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 1 to the consolidated financial statements (see section on Future Contract Benefits), there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which are consistent with the assumptions used to amortize the related deferred acquisition cost asset as noted above and which include expected future frequency and level of mortality claims, investment margins, retention and rider utilization.

Auditing the valuation of deferred acquisition costs and future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of both the amortization of deferred acquisition costs and the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the deferred acquisition costs and future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the estimated gross profits related to deferred acquisition costs and the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions and updating investment margins for current and expected future market conditions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of estimated gross profits related to deferred policy acquisition costs and the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Variable Annuity Guaranteed Living Benefit Riders Embedded Derivatives
Description of the Matter

The Company’s variable annuity guaranteed living benefit riders include an embedded derivative, represented by an asset totaling $1.7 billion as of December 31, 2022, related to the non-life contingent feature of the product which is accounted for at fair value, with changes in fair value recognized in income. As described in Notes 1 (see section on Future Contract Benefits), 5 and 20 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the embedded derivative because of the sensitivity of certain assumptions underlying the estimate, including stock market performance, policy lapse experience and rider utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the embedded derivative.

Auditing the valuation of the embedded derivative related to variable annuity guaranteed living benefit riders was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the value of the embedded derivative.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the embedded derivative estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the embedded derivative. This included testing controls related to management’s evaluation of current and future market conditions and the need to update policy lapse and rider utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the embedded derivative for a sample of contracts which we compared to the fair value model used by management.

Goodwill Impairment Charge
Description of the Matter

For the year ended December 31, 2022, the Company recorded a goodwill impairment charge of $634 million. As discussed in Notes 1 (see section on Goodwill) and 9 of the consolidated financial statements, goodwill is tested for impairment at least annually at the reporting unit level. As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on the Company’s discount rate assumption, the Company accelerated the quantitative goodwill impairment test for the Life Insurance reporting unit as the Company concluded that there were indicators of impairment. Based on this quantitative test, the Company incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit. Determining the fair value of the Life Insurance reporting unit as part of the goodwill impairment analysis is sensitive to significant assumptions such as the discount rate, and other relevant assumptions impacting projected financial information, including policyholder behavior assumptions, and those impacted by market or economic conditions.

Auditing the fair value of the Company’s Life Insurance reporting unit was complex and required the involvement of our valuation and actuarial specialists due to the high degree of judgment used by management.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the Company’s goodwill impairment review process. This included, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in the estimation process, including management’s determination of the applicable discount rate, and the profitability of in-force business including policyholder behavior assumptions for the Life Insurance reporting unit.

We involved actuarial and valuation specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to current industry and economic trends and recent market transactions. We reviewed the historical accuracy of management’s estimate and performed sensitivity analyses of significant assumptions to evaluate the changes in the fair value of the Life Insurance reporting unit that would result from changes in the assumptions.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 7, 2023, except for Note 1,

as to which the date is March 30, 2023

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As Restated
	As of December 31,
	2022	2021
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2022 - $110,944; 2021 - $104,491; allowance for credit losses: 2022 - $21; 2021 - $19)	$99,465	$117,476
Trading securities	3,446	4,405
Equity securities	427	371
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2022 - $487; 2021 - $739)	18,211	17,893
Policy loans	2,345	2,349
Derivative investments	3,519	5,697
Other investments	3,577	3,445
Total investments	130,990	151,636
Cash and invested cash	2,499	2,331
Deferred acquisition costs and value of business acquired	13,615	5,986
Accrued investment income	1,234	1,157
Reinsurance recoverables, net of allowance for credit losses	23,910	22,755
Goodwill	1,144	1,778
Other assets	21,338	23,292
Separate account assets	143,536	182,583
Total assets	$338,266	$391,518

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$41,598	$40,416
Other contract holder funds	120,360	111,183
Short-term debt	562	1,084
Long-term debt	2,269	2,334
Payables for collateral on investments	6,638	8,936
Other liabilities	15,037	22,122
Separate account liabilities	143,536	182,583
Total liabilities	330,000	368,658

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	12,903	11,950
Retained earnings	2,436	4,366
Accumulated other comprehensive income (loss)	(7,073)	6,544
Total stockholder’s equity	8,266	22,860
Total liabilities and stockholder’s equity	$338,266	$391,518

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Revenues
Insurance premiums	$5,841	$5,359	$5,122
Fee income	5,783	6,630	6,120
Net investment income	5,274	5,839	5,264
Realized gain (loss)	214	711	(526)
Amortization of deferred gain (loss) on business sold through reinsurance	37	32	33
Other revenues	621	657	553
Total revenues	17,770	19,228	16,566
Expenses
Interest credited	2,849	2,911	2,899
Benefits	10,801	8,039	8,050
Commissions and other expenses	4,799	5,548	4,889
Interest and debt expense	137	114	125
Spark program expense	167	87	68
Impairment of intangibles	634	-	-
Total expenses	19,387	16,699	16,031
Income (loss) before taxes	(1,617)	2,529	535
Federal income tax expense (benefit)	(332)	420	(56)
Net income (loss)	(1,285)	2,109	591
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(13,613)	(2,480)	3,177
Funded status of employee benefit plans	(4)	3	8
Total other comprehensive income (loss), net of tax	(13,617)	(2,477)	3,185
Comprehensive income (loss)	$(14,902)	$(368)	$3,776

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020

Common Stock
Balance as of beginning-of-year	$11,950	$11,853	$11,312
Capital contribution from Lincoln National Corporation	925	65	510
Stock compensation/issued for benefit plans	28	32	31
Balance as of end-of-year	12,903	11,950	11,853

Retained Earnings
Balance as of beginning-of-year	4,366	4,167	4,437
Cumulative effect from adoption of new accounting standards	-	-	(201)
Net income (loss)	(1,285)	2,109	591
Dividends paid to Lincoln National Corporation	(645)	(1,910)	(660)
Balance as of end-of-year	2,436	4,366	4,167

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	6,544	9,021	5,836
Other comprehensive income (loss), net of tax	(13,617)	(2,477)	3,185
Balance as of end-of-year	(7,073)	6,544	9,021
Total stockholder’s equity as of end-of-year	$8,266	$22,860	$25,041

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Cash Flows from Operating Activities
Net income (loss)	$(1,285)	$2,109	$591
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	(214)	(711)	526
Sales and maturities (purchases) of trading securities, net	301	(87)	253
Amortization of deferred gain (loss) on business sold through reinsurance	(37)	(32)	(33)
Impairment of intangibles	634	-	-
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	45	289	68
Premiums and fees receivable	(53)	(95)	(20)
Accrued investment income	(41)	8	(88)
Insurance liabilities and reinsurance-related balances	1,055	(584)	392
Accrued expenses	(98)	370	(21)
Federal income tax accruals	(271)	391	(134)
Cash management agreement	3,730	(1,286)	(1,341)
Other	527	(163)	92
Net cash provided by (used in) operating activities	4,293	209	285
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(14,768)	(16,856)	(16,149)
Sales of available-for-sale securities and equity securities	2,347	2,341	1,214
Maturities of available-for-sale securities	5,487	9,417	5,180
Purchases of alternative investments	(631)	(754)	(395)
Sales and repayments of alternative investments	441	377	171
Issuance of mortgage loans on real estate	(2,507)	(3,057)	(1,790)
Repayment and maturities of mortgage loans on real estate	2,247	1,873	1,133
Repayment (issuance) of policy loans, net	4	61	49
Net change in collateral on investments, derivatives and related settlements	(4,653)	3,095	1,775
Other	(40)	(253)	(149)
Net cash provided by (used in) investing activities	(12,073)	(3,756)	(8,961)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	925	65	510
Payment of long-term debt, including current maturities	(40)	(60)	(30)
Issuance of long-term debt, net of issuance costs	-	-	30
Issuance (payment) of short-term debt	(522)	587	(112)
Payment related to sale-leaseback transactions	(70)	(59)	(47)
Proceeds from certain financing arrangements	186	159	109
Deposits of fixed account values, including the fixed portion of variable	15,212	12,626	14,009
Withdrawals of fixed account values, including the fixed portion of variable	(6,880)	(6,522)	(6,069)
Transfers from (to) separate accounts, net	(195)	(397)	528
Common stock issued for benefit plans	(21)	(13)	(9)
Dividends paid to Lincoln National Corporation	(645)	(1,910)	(660)
Other	(2)	(60)	-
Net cash provided by (used in) financing activities	7,948	4,416	8,259

Net increase (decrease) in cash, invested cash and restricted cash	168	869	(417)
Cash, invested cash and restricted cash as of beginning-of-year	2,331	1,462	1,879
Cash, invested cash and restricted cash as of end-of-year	$2,499	$2,331	$1,462

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network. LNL’s principal businesses consist of underwriting life insurance, annuities and deposit-type contracts through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Restatement of Previously Issued Consolidated Financial Statements

We have restated herein our audited consolidated financial statements for the years ended December 31, 2022, and December 31, 2021. We have also restated interim financial statement periods for the quarters of 2022 and 2021 and restated impacted amounts within the accompanying notes to the consolidated financial statements.

Restatement Background

Previously, we had entered into a block reinsurance agreement with Resolution Life to reinsure approximately $9.4 billion of in-force executive benefit and universal life reserves. A portion of the transaction was structured as coinsurance, and we paid as consideration investments with a book value of approximately $4.6 billion and a fair value of approximately $5.2 billion as of October 1, 2021, triggering a realized gain of $635 million. This contributed to a total deferred gain of $797 million. At the time of the transaction, we concluded that the $635 million realized gain would be deferred and amortized into income over the benefit period of the reinsurance treaty. The Company’s management has concluded that a gain or loss amount pertaining to the transfer of investments to the assuming company in a coinsurance transaction should be recorded as a realized gain or loss at the time of the transfer.

As a result, it was determined that the $635 million deferred gain pertaining to the sale of investments should have been recognized immediately in the fourth quarter of 2021 when the investments were transferred to Resolution Life. This misstatement is described in more detail in “Description of Misstatements – Misstatement Associated with the Coinsurance Reinsurance Transaction” below. As part of the restatement, we also recorded adjustments to correct for previously identified other immaterial misstatements in the impacted periods that are described in more detail in “Description of Misstatements – Other Immaterial Misstatements” below. Accordingly, we have restated herein the consolidated financial statements for the years ended December 31, 2022 and December 31, 2021, in accordance with Accounting Standards Codification (“ASC”) Topic 250, Accounting Changes and Error Corrections.

The unaudited restated interim financial information for the quarterly periods in 2022 and 2021 is included in Note 24. The categories of misstatements and their impact on the previously issued consolidated financial statements are described in more detail below.

Description of Misstatements

Misstatement Associated with the Coinsurance Reinsurance Transaction

We recorded adjustments to recognize the realized gain related to the transaction through net income in 2021 instead of deferring and amortizing this gain into net income. These adjustments, which are discussed below, are reflected in the restatement tables below and in Note 24.

For the year ended December 31, 2021, the correction of the misstatement resulted in a $635 million increase to realized gain (loss), an $8 million decrease to amortization of deferred gain on business sold through reinsurance, a $4 million increase to commissions and other expenses related to state income taxes associated with the realized gain and a $131 million increase to federal income tax expense on our Consolidated Statements of Comprehensive Income (Loss). Additionally, the correction of the misstatement resulted in a $492 million decrease to other liabilities and a $492 million increase to retained earnings on our Consolidated Balance Sheets as of December 31, 2021.

For the year ended December 31, 2022, the correction of the misstatement resulted in a $32 million decrease to amortization of deferred gain on business sold through reinsurance on our Consolidated Statements of Comprehensive Income (Loss). Additionally, the

correction of the misstatement resulted in a $467 million increase to retained earnings on our Consolidated Balance Sheets as of December 31, 2022.

Other Immaterial Misstatements

As part of the restatement, we made corrections to previously identified errors that the Company determined to be immaterial, both individually and in the aggregate (the “Other Adjustments”) for the years ended December 31, 2022, and December 31, 2021.

The Other Adjustments resulted in an increase of $16 million to income (loss) before taxes and a decrease of $16 million to income (loss) before taxes for the years ended December 31, 2022, and December 31, 2021, respectively.

The Other Adjustments included adjustments and reclassifications on our Consolidated Balance Sheets as of December 31, 2022, and December 31, 2021, that had no impact on stockholder’s equity. We reclassified derivative investments that resulted in a decrease to derivative investments of $142 million, a decrease to other assets of $70 million and a decrease to other liabilities of $212 million as of December 31, 2022. We reclassified derivative investments that resulted in a decrease to other assets of $760 million, an increase to derivative investments of $260 million and a decrease to other liabilities of $500 million as of December 31, 2021.

The combined impacts of the correction of the misstatement associated with the coinsurance reinsurance transaction and the Other Adjustments are reflected in the “restatement impacts” column of the restatement tables below and in Note 24.

Description of Restatement Tables

The following tables present the amounts previously reported and a reconciliation to the restated amounts reported on the restated Consolidated Balance Sheets as of December 31, 2022, and December 31, 2021, and the restated Consolidated Statements of Comprehensive Income (Loss), the restated Consolidated Statements of Stockholder’s Equity and the restated Consolidated Statements of Cash Flows for the years ended December 31, 2022, and December 31, 2021. The amounts as previously reported for the years ended December 31, 2022, and December 31, 2021, were derived from our Annual Report on Form 10-K for the year ended December 31, 2022, originally filed on March 7, 2023.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 - $104,491; allowance for credit losses: 2021 - $19)	$117,511	$(35)	$117,476
Trading securities	4,427	(22)	4,405
Equity securities	314	57	371
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2021 - $739)	17,893	-	17,893
Policy loans	2,349	-	2,349
Derivative investments	5,437	260	5,697
Other investments	3,449	(4)	3,445
Total investments	151,380	256	151,636
Cash and invested cash	2,331	-	2,331
Deferred acquisition costs and value of business acquired	5,985	1	5,986
Accrued investment income	1,157	-	1,157
Reinsurance recoverables, net of allowance for credit losses	22,755	-	22,755
Goodwill	1,778	-	1,778
Other assets	24,046	(754)	23,292
Separate account assets	182,583	-	182,583
Total assets	$392,015	$(497)	$391,518

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$40,416	$-	$40,416
Other contract holder funds	111,174	9	111,183
Short-term debt	1,084	-	1,084
Long-term debt	2,334	-	2,334
Payables for collateral on investments	8,936	-	8,936
Other liabilities	23,108	(986)	22,122
Separate account liabilities	182,583	-	182,583
Total liabilities	369,635	(977)	368,658

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,950	-	11,950
Retained earnings	3,886	480	4,366
Accumulated other comprehensive income (loss)	6,544	-	6,544
Total stockholder’s equity	22,380	480	22,860
Total liabilities and stockholder’s equity	$392,015	$(497)	$391,518

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2022 - $110,944; allowance for credit losses: 2022 - $21)	$99,465	$-	$99,465
Trading securities	3,446	-	3,446
Equity securities	427	-	427
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2022 - $487)	18,211	-	18,211
Policy loans	2,345	-	2,345
Derivative investments	3,662	(143)	3,519
Other investments	3,577	-	3,577
Total investments	131,133	(143)	130,990
Cash and invested cash	2,499	-	2,499
Deferred acquisition costs and value of business acquired	13,615	-	13,615
Accrued investment income	1,234	-	1,234
Reinsurance recoverables, net of allowance for credit losses	23,910	-	23,910
Goodwill	1,144	-	1,144
Other assets	21,523	(185)	21,338
Separate account assets	143,536	-	143,536
Total assets	$338,594	$(328)	$338,266

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$41,598	$-	$41,598
Other contract holder funds	120,360	-	120,360
Short-term debt	562	-	562
Long-term debt	2,269	-	2,269
Payables for collateral on investments	6,638	-	6,638
Other liabilities	15,833	(796)	15,037
Separate account liabilities	143,536	-	143,536
Total liabilities	330,796	(796)	330,000

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	12,903	-	12,903
Retained earnings	1,968	468	2,436
Accumulated other comprehensive income (loss)	(7,073)	-	(7,073)
Total stockholder’s equity	7,798	468	8,266
Total liabilities and stockholder’s equity	$338,594	$(328)	$338,266

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Year Ended
	December 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$5,359	$-	$5,359
Fee income	6,612	18	6,630
Net investment income	5,844	(5)	5,839
Realized gain (loss)	89	622	711
Amortization of deferred gain on business sold through reinsurance	40	(8)	32
Other revenues	657	-	657
Total revenues	18,601	627	19,228
Expenses
Interest credited	2,893	18	2,911
Benefits	8,039	-	8,039
Commissions and other expenses	5,546	2	5,548
Interest and debt expense	114	-	114
Spark program expense	87	-	87
Total expenses	16,679	20	16,699
Income (loss) before taxes	1,922	607	2,529
Federal income tax expense (benefit)	293	127	420
Net income (loss)	1,629	480	2,109
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(2,480)	-	(2,480)
Funded status of employee benefit plans	3	-	3
Total other comprehensive income (loss), net of tax	(2,477)	-	(2,477)
Comprehensive income (loss)	$(848)	$480	$(368)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Year Ended
	December 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$5,841	$-	$5,841
Fee income	5,783	-	5,783
Net investment income	5,270	4	5,274
Realized gain (loss)	201	13	214
Amortization of deferred gain on business sold through reinsurance	69	(32)	37
Other revenues	621	-	621
Total revenues	17,785	(15)	17,770
Expenses
Interest credited	2,849	-	2,849
Benefits	10,801	-	10,801
Commissions and other expenses	4,799	-	4,799
Interest and debt expense	137	-	137
Spark program expense	167	-	167
Impairment of intangibles	634	-	634
Total expenses	19,387	-	19,387
Income (loss) before taxes	(1,602)	(15)	(1,617)
Federal income tax expense (benefit)	(329)	(3)	(332)
Net income (loss)	(1,273)	(12)	(1,285)
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(13,613)	-	(13,613)
Funded status of employee benefit plans	(4)	-	(4)
Total other comprehensive income (loss), net of tax	(13,617)	-	(13,617)
Comprehensive income (loss)	$(14,890)	$(12)	$(14,902)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Year Ended
	December 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-year	$11,853	$-	$11,853
Capital contribution from Lincoln National Corporation	65	-	65
Stock compensation/issued for benefit plans	32	-	32
Balance as of end-of-year	11,950	-	11,950

Retained Earnings
Balance as of beginning-of-year	4,167	-	4,167
Net income (loss)	1,629	480	2,109
Dividends paid to Lincoln National Corporation	(1,910)	-	(1,910)
Balance as of end-of-year	3,886	480	4,366

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	9,021	-	9,021
Other comprehensive income (loss), net of tax	(2,477)	-	(2,477)
Balance as of end-of-year	6,544	-	6,544
Total stockholder’s equity as of end-of-year	$22,380	$480	$22,860

	For the Year Ended
	December 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-year	$11,950	$-	$11,950
Capital contribution from Lincoln National Corporation	925	-	925
Stock compensation/issued for benefit plans	28	-	28
Balance as of end-of-year	12,903	-	12,903

Retained Earnings
Balance as of beginning-of-year	3,886	480	4,366
Net income (loss)	(1,273)	(12)	(1,285)
Dividends paid to Lincoln National Corporation	(645)	-	(645)
Balance as of end-of-year	1,968	468	2,436

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	6,544	-	6,544
Other comprehensive income (loss), net of tax	(13,617)	-	(13,617)
Balance as of end-of-year	(7,073)	-	(7,073)
Total stockholder’s equity as of end-of-year	$7,798	$468	$8,266

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Year Ended
	December 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$1,629	$480	$2,109
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(89)	(622)	(711)
Sales and maturities (purchases) of trading securities, net	(108)	21	(87)
Amortization of deferred gain (loss) on business sold through reinsurance	(40)	8	(32)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	292	(3)	289
Premiums and fees receivable	(95)	-	(95)
Accrued investment income	8	-	8
Insurance liabilities and reinsurance-related balances	(585)	1	(584)
Accrued expenses	367	3	370
Federal income tax accruals	264	127	391
Cash management agreement	(1,286)	-	(1,286)
Other	(165)	2	(163)
Net cash provided by (used in) operating activities	192	17	209
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(16,834)	(22)	(16,856)
Sales of available-for-sale securities and equity securities	2,341	-	2,341
Maturities of available-for-sale securities	9,417	-	9,417
Purchases of alternative investments	(754)	-	(754)
Sales and repayments of alternative investments	377	-	377
Issuance of mortgage loans on real estate	(3,062)	5	(3,057)
Repayment and maturities of mortgage loans on real estate	1,873	-	1,873
Repayment (issuance) of policy loans, net	61	-	61
Net change in collateral on investments, derivatives and related settlements	3,095	-	3,095
Other	(253)	-	(253)
Net cash provided by (used in) investing activities	(3,739)	(17)	(3,756)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	-	65
Payment of long-term debt, including current maturities	(60)	-	(60)
Issuance (payment) of short-term debt	587	-	587
Payment related to sale-leaseback transactions	(59)	-	(59)
Proceeds from certain financing arrangements	159	-	159
Deposits of fixed account values, including the fixed portion of variable	12,622	4	12,626
Withdrawals of fixed account values, including the fixed portion of variable	(6,575)	53	(6,522)
Transfers from (to) separate accounts, net	(340)	(57)	(397)
Common stock issued for benefit plans	(13)	-	(13)
Dividends paid to Lincoln National Corporation	(1,910)	-	(1,910)
Other	(60)	-	(60)
Net cash provided by (used in) financing activities	4,416	-	4,416
Net increase (decrease) in cash, invested cash and restricted cash	869	-	869
Cash, invested cash and restricted cash as of beginning-of-year	1,462	-	1,462
Cash, invested cash and restricted cash as of end-of-year	$2,331	$-	$2,331

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Year Ended
	December 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$(1,273)	$(12)	$(1,285)
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(201)	(13)	(214)
Sales and maturities (purchases) of trading securities, net	301	-	301
Amortization of deferred gain (loss) on business sold through reinsurance	(69)	32	(37)
Impairment of intangibles	634	-	634
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	42	3	45
Premiums and fees receivable	(53)	-	(53)
Accrued investment income	(41)	-	(41)
Insurance liabilities and reinsurance-related balances	1,055	-	1,055
Accrued expenses	(98)	-	(98)
Federal income tax accruals	(268)	(3)	(271)
Cash management agreement	3,730	-	3,730
Other	531	(4)	527
Net cash provided by (used in) operating activities	4,290	3	4,293
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(14,768)	-	(14,768)
Sales of available-for-sale securities and equity securities	2,347	-	2,347
Maturities of available-for-sale securities	5,487	-	5,487
Purchases of alternative investments	(631)	-	(631)
Sales and repayments of alternative investments	441	-	441
Issuance of mortgage loans on real estate	(2,503)	(4)	(2,507)
Repayment and maturities of mortgage loans on real estate	2,247	-	2,247
Repayment (issuance) of policy loans, net	4	-	4
Net change in collateral on investments, derivatives and related settlements	(4,654)	1	(4,653)
Other	(40)	-	(40)
Net cash provided by (used in) investing activities	(12,070)	(3)	(12,073)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	925	-	925
Payment of long-term debt, including current maturities	(40)	-	(40)
Issuance (payment) of short-term debt	(522)	-	(522)
Payment related to sale-leaseback transactions	(70)	-	(70)
Proceeds from certain financing arrangements	186	-	186
Deposits of fixed account values, including the fixed portion of variable	15,212	-	15,212
Withdrawals of fixed account values, including the fixed portion of variable	(6,880)	-	(6,880)
Transfers from (to) separate accounts, net	(195)	-	(195)
Common stock issued for benefit plans	(21)	-	(21)
Dividends paid to Lincoln National Corporation	(645)	-	(645)
Other	(2)	-	(2)
Net cash provided by (used in) financing activities	7,948	-	7,948
Net increase (decrease) in cash, invested cash and restricted cash	168	-	168
Cash, invested cash and restricted cash as of beginning-of-year	2,331	-	2,331
Cash, invested cash and restricted cash as of end-of-year	$2,499	$-	$2,499

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited liability partnerships. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

●Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

●Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

●Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

●Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.

●Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).

●State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

●Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

●The estimated range and average period until recovery;

●The estimated range and average holding period to maturity;

●Remaining payment terms of the security;

●Current delinquencies and nonperforming assets of underlying collateral;

●Expected future default rates;

●Collateral value by vintage, geographic region, industry concentration or property type;

●Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

●Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

●The current economic environment and market conditions;

●Our business strategy and current business plans;

●The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

●Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

●The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

●The capital risk limits approved by management; and

●Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

●Historical and implied volatility of the security;

●The extent to which the fair value has been less than amortized cost;

●Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

●Failure, if any, of the issuer of the security to make scheduled payments; and

●Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

●Fundamentals of the industry in which the issuer operates;

●Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

●Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

●Expectations regarding defaults and recovery rates;

●Changes to the rating of the security by a rating agency; and

●Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

●Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

●Susceptibility to fair value fluctuations for changes in the interest rate environment;

●Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;

●Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

●Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

●Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain commercial mortgage loans at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments.

Alternative investments consist primarily of investments in limited partnerships (“LPs”). We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments. Cash collateral a counterparty has posted is recorded within payables for collateral on investments. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported within other assets on the Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on the Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on the Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on the Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. Amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition costs such that the net acquisition costs are capitalized and charged to commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Acquisition costs for all traditional contracts, including term life insurance, individual whole life and group business, are amortized over the premium-paying period or level term period, depending on the contract, which generally results in amortization less than or equal to 30 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no intangible balance or related amortization for fixed and variable payout annuities.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, death benefits expected to be paid, net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

During the third quarter of each year, we conduct our comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL. These assumptions include, but are not limited to, capital markets, investment margins, mortality rates, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on the Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI and DFEL.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of reinsurance ceded on the Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.  Assets and liabilities and revenues and expenses from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on the Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on the Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, certain guaranteed living benefit (“GLB”) features, current and deferred taxes, premiums and fees receivable, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, specifically identifiable intangible assets, DSI, operating lease right-of-use (“ROU”) assets and other receivables and prepaid expenses. Other liabilities consist primarily of certain reinsurance payables, certain GLB features, current and deferred taxes, pension and other employee benefit liabilities, deferred gain on business sold through reinsurance, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities, certain financing arrangements, finance lease liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 9 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on the Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC. We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities include deferred gains on business sold through reinsurance. During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC. We are recognizing the gain related to this transaction over a period of 15 years. During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. We are recognizing the gain related to the transaction over a period of 30 years. During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders. We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years. Effective October 1, 2018, we entered into a reinsurance agreement with Athene Holding Ltd. (“Athene”). We are recognizing the gain related to this transaction over the period in which the majority of account values is expected to run off, or 20 years. Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”). We are recognizing the gain related to this transaction over the projected life of the policies, or 30 years. See Note 8 for additional information.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of contract holders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments consist primarily of mutual funds, fixed maturity AFS securities, short-term investments and cash. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the contract holders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the contract holder.

Future Contract Benefits

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. We continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.

The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality rates and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The liabilities for future contract benefits and claims reserves for immediate and deferred paid-

up annuities are computed using investment yield assumptions that range from 0.50% to 12.15%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security. Claim resolution rate assumptions and social security offsets are based on our actual experience. The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities. During the third quarter of each year, we conduct our comprehensive review of the assumptions and reserving models used in calculating these reserves. The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience. Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change. Claim reserves do not include a provision for adverse deviation.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2022, 2021 and 2020, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $49 million, $48 million and $53 million for the years ended December 31, 2022, 2021 and 2020, respectively.

We issue variable annuity and life contracts through separate accounts that may include various types of guaranteed benefits. The liabilities for these guarantees are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less payments made in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked or, in other words, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on the Consolidated Statements of Comprehensive Income (Loss). During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these reserves and unlock assumptions similar to the DAC discussion above. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these reserves. The change in liability impacts EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on the Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We report the insurance portion of the reserves in future contract benefits. We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.” The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 44 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality rates, risk margins, maintenance expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value. As discussed in Note 5, we use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

Other Contract Holder Funds

Other contract holder funds includes account values on UL and VUL insurance and investment-type annuity products where account values are equal to deposits plus interest credited less withdrawals, surrender charges, asset-based fees and contract administration charges, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and unlock assumptions similar to the DAC discussion above. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these embedded derivatives. Other contract holder funds also includes DFEL (see “DAC, VOBA, DFEL and DSI” above), dividends payable to contract holders and undistributed earnings on participating business.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account values. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on the Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $743 million, $848 million and $732 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, traditional life insurance and payout annuities with life contingencies. These premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements and certain modified coinsurance for which we have a contractual obligation.

Other Revenues

Other revenues consist primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $468 million, $497 million and $404 million for the years ended December 31, 2022, 2021 and 2020, respectively. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements, and were $203 million, $180 million and $177 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Interest Credited

We credit interest to our contract holder account values based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account values. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Spark Program Expense

Spark program expense consists primarily of costs related to our Spark Initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on the Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due over the term of the related borrowing.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on the consolidated financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2024, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2024.

March 12, 2020 through December 31, 2024

This standard may be elected and applied prospectively as reference rate reform unfolds. We have elected practical expedients to maintain hedge accounting for certain derivatives. We will continue to evaluate our options under this guidance as our reference rate reform adoption process continues. This ASU has not had a material impact to our consolidated financial condition and results of operations, but we will continue to evaluate those impacts as our transition progresses.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC. Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary. They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits. The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value. The ASU provides various transition methods by topic that entities may elect upon adoption. The ASU is effective January 1, 2023, and early adoption is permitted.

January 1, 2023

We will adopt this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for market risk benefits in which we will apply a full retrospective transition approach.

We currently estimate that, at the transition date of January 1, 2021, the adoption of this standard and related amendments will result in an increase to previously reported stockholder’s equity in an after-tax range of approximately $2.7 billion to $3.2 billion, including a decrease to previously reported retained earnings in an after-tax range of approximately $1.6 billion to $2.1 billion, and an increase to previously reported AOCI in an after-tax range of approximately $4.6 billion to $5.1 billion.

The remeasurement of certain current benefits (e.g., guaranteed death benefits on variable annuities) to fair valued market risk benefits, excluding the portion attributable to NPR, is expected to have the most significant impact to retained earnings.

The most significant drivers of the cumulative adjustment to AOCI are expected to be the NPR associated with the fair valued market risk benefits, the elimination of DAC and DAC-like intangible balances recorded in AOCI related to changes in unrealized gains and losses on investments, and the changes in the discount rate assumption since the inception of the contracts to reflect the changes in the upper-medium-grade fixed-income instrument (single-A) interest rate for the liability for future policy benefits associated with certain long-duration contracts.

The effect this standard adoption has on stockholder’s equity will be impacted by economic conditions, including fluctuations in both the capital markets and interest rates, as well as certain actuarial assumptions.

3. Variable Interest Entities

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2022, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 4.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $3.0 billion and $2.8 billion as of December 31, 2022 and 2021, respectively.

4. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2022
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$88,950	$763	$10,538	$9	$79,166
U.S. government bonds	377	5	31	-	351
State and municipal bonds	5,198	170	483	-	4,885
Foreign government bonds	339	17	45	-	311
RMBS	2,025	21	203	7	1,836
CMBS	1,908	3	244	-	1,667
ABS	11,791	37	925	4	10,899
Hybrid and redeemable preferred securities	356	25	30	1	350
Total fixed maturity AFS securities	$110,944	$1,041	$12,499	$21	$99,465

	As Restated
	As of December 31, 2021
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$86,197	$11,569	$326	$17	$97,423
U.S. government bonds	348	54	2	-	400
State and municipal bonds	5,113	1,275	11	-	6,377
Foreign government bonds	365	63	5	-	423
RMBS	2,132	178	4	1	2,305
CMBS	1,542	62	14	-	1,590
ABS	8,433	127	54	-	8,506
Hybrid and redeemable preferred securities	361	103	11	1	452
Total fixed maturity AFS securities	$104,491	$13,431	$427	$19	$117,476

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2022, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,239	$3,205
Due after one year through five years	17,545	16,716
Due after five years through ten years	18,985	17,177
Due after ten years	55,451	47,965
Subtotal	95,220	85,063
Structured securities (RMBS, CMBS, ABS)	15,724	14,402
Total fixed maturity AFS securities	$110,944	$99,465

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2022
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$57,656	$8,684	$6,867	$1,854	$64,523	$10,538
U.S. government bonds	236	25	27	6	263	31
State and municipal bonds	1,850	414	227	69	2,077	483
Foreign government bonds	122	18	58	27	180	45
RMBS	1,337	160	191	43	1,528	203
CMBS	1,224	156	312	88	1,536	244
ABS	6,712	551	3,325	374	10,037	925
Hybrid and redeemable
preferred securities	61	5	98	25	159	30
Total fixed maturity AFS securities	$69,198	$10,013	$11,105	$2,486	$80,303	$12,499

Total number of fixed maturity AFS securities in an unrealized loss position						8,106

	As of December 31, 2021
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$10,611	$230	$1,386	$96	$11,997	$326
U.S. government bonds	6	-	26	2	32	2
State and municipal bonds	498	10	19	1	517	11
Foreign government bonds	61	3	56	2	117	5
RMBS	261	3	20	1	281	4
CMBS	440	12	33	2	473	14
ABS	4,646	49	165	5	4,811	54
Hybrid and redeemable
preferred securities	47	1	76	10	123	11
Total fixed maturity AFS securities	$16,570	$308	$1,781	$119	$18,351	$427

Total number of fixed maturity AFS securities in an unrealized loss position						2,577

(1)As of December 31, 2022 and 2021, we recognized $6 million and $8 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2022
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$10,895	$3,514	1,489
Six months or greater, but less than nine months	4,256	2,150	640
Nine months or greater, but less than twelve months	362	243	73
Twelve months or greater	2	-	15
Total	$15,515	$5,907	2,217

	As of December 31, 2021
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$12	$3	6
Twelve months or greater	58	8	24
Total	$70	$11	30

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $12.1 billion for the year ended December 31, 2022. As discussed further below, we believe the unrealized loss position as of December 31, 2022, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2022, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2022, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2022 and 2021, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2022 and 2021, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.5 billion, and a fair value of $3.3 billion and $3.7 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2022 and 2021, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2022, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2022, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2022
	Corporate
	Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$17	$1	$1	$19
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions for securities for which credit losses were not
previously recognized	4	3	-	7
Additions (reductions) for securities for which credit losses
were previously recognized	2	3	4	9
Reductions for securities disposed	(2)	-	-	(2)
Reductions for securities charged-off	(12)	-	-	(12)
Balance as of end-of-year (2)	$9	$7	$5	$21

	For the Year Ended December 31, 2021
	Corporate
	Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$12	$1	$-	$13
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions for securities for which credit losses were not
previously recognized	8	-	1	9
Additions (reductions) for securities for which credit losses
were previously recognized	5	-	-	5
Reductions for securities disposed	(2)	-	-	(2)
Reductions for securities charged-off	(6)	-	-	(6)
Balance as of end-of-year (2)	$17	$1	$1	$19

	For the Year Ended December 31, 2020
	Corporate
	Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$-	$-	$-	$-
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions for securities for which credit losses were not
previously recognized	40	1	1	42
Additions (reductions) for securities for which credit losses
were previously recognized	(1)	-	(1)	(2)
Reductions for securities disposed	(15)	-	-	(15)
Reductions for securities charged-off	(12)	-	-	(12)
Balance as of end-of-year (2)	$12	$1	$-	$13

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.

(2)As of December 31, 2022, 2021 and 2020, accrued investment income on fixed maturity AFS securities totaled $1.1 billion, $944 million and $1.0 billion, respectively, and was excluded from the estimate of credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

		As Restated
	As of	As of
	December 31,	December 31,
	2022	2021
Fixed maturity securities:
Corporate bonds	$2,196	$2,679
U.S. government bonds	-	32
State and municipal bonds	21	27
Foreign government bonds	49	73
RMBS	99	95
CMBS	137	137
ABS	919	1,338
Hybrid and redeemable preferred securities	25	24
Total trading securities	$3,446	$4,405

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2022, 2021 and 2020, was $(628) million, $(47) million (as restated) and $117 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2022			As of December 31, 2021
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$16,913	$1,315	$18,228	$17,068	$837	$17,905
30 to 59 days past due	19	23	42	15	21	36
60 to 89 days past due	-	6	6	-	5	5
90 or more days past due	-	33	33	-	29	29
Allowance for credit losses	(83)	(15)	(98)	(78)	(17)	(95)
Unamortized premium (discount)	(9)	36	27	(11)	27	16
Mark-to-market gains (losses) (1)	(27)	-	(27)	(3)	-	(3)
Total carrying value	$16,813	$1,398	$18,211	$16,991	$902	$17,893

(1)Represents the mark-to-market on certain mortgage loans on real estate for which we have elected the fair value option. See Note 20 for additional information.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 28% and 26% of commercial mortgage loans on real estate as of December 31, 2022 and 2021, respectively, and Texas, which accounted for 9% of commercial mortgage loans on real estate as of December 31, 2022 and 2021.

As of December 31, 2022, our residential mortgage loan portfolio had the largest concentrations in California and New Jersey, which accounted for 17% and 12% of residential mortgage loans on real estate, respectively. As of December 31, 2021, our residential mortgage loan portfolio had the largest concentrations in California and Florida, which accounted for 22% and 14% of residential mortgage loans on real estate, respectively.

As of December 31, 2022 and 2021, we had 73 and 65 residential mortgage loans, respectively, that were either delinquent or in foreclosure. As of December 31, 2022 and 2021, we had 49 and 34 residential mortgage loans in foreclosure, respectively, with an aggregate carrying value of $21 million and $15 million, respectively.

As of December 31, 2022 and 2021, there were two and four specifically identified impaired commercial mortgage loans, respectively, with an aggregate carrying value of less than $1 million and $1 million, respectively.

As of December 31, 2022 and 2021, there were 37 and 50 specifically identified impaired residential mortgage loans, respectively, with an aggregate carrying value of $16 million and $22 million, respectively.

Additional information related to impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2022	2021	2020
Average aggregate carrying value for impaired mortgage loans on real estate	$16	$32	$21
Interest income recognized on impaired mortgage loans on real estate	-	-	-
Interest income collected on impaired mortgage loans on real estate	-	-	-

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows:

	As of December 31, 2022		As of December 31, 2021
	Nonaccrual		Nonaccrual
	with no		with no
	Allowance		Allowance
	for Credit		for Credit
	Losses	Nonaccrual	Losses	Nonaccrual
Commercial mortgage loans on real estate	$-	$-	$-	$-
Residential mortgage loans on real estate	-	34	-	30
Total	$-	$34	$-	$30

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2022
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2022	$1,769	2.06	$105	1.50	$2	1.45	$1,876
2021	2,335	3.05	72	1.53	-	-	2,407
2020	1,280	2.99	17	1.58	-	-	1,297
2019	2,643	2.17	81	1.50	29	1.58	2,753
2018	2,222	2.17	67	1.62	-	-	2,289
2017 and prior	6,170	2.44	131	1.75	-	-	6,301
Total	$16,419		$473		$31		$16,923

	As of December 31, 2021
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2021	$2,361	3.05	$136	1.74	$-	-	$2,497
2020	1,349	3.02	144	2.06	-	-	1,493
2019	2,875	2.14	187	1.42	-	-	3,062
2018	2,272	2.13	168	1.59	15	1.02	2,455
2017	1,648	2.33	149	1.74	27	0.83	1,824
2016 and prior	5,543	2.41	171	1.76	27	1.08	5,741
Total	$16,048		$955		$69		$17,072

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2022
	Performing	Nonperforming	Total
Origination Year
2022	$578	$5	$583
2021	527	6	533
2020	90	3	93
2019	119	18	137
2018	65	2	67
2017 and prior	-	-	-
Total	$1,379	$34	$1,413

	As of December 31, 2021
	Performing	Nonperforming	Total
Origination Year
2021	$467	$2	$469
2020	129	2	131
2019	189	21	210
2018	104	5	109
2017	-	-	-
2016 and prior	-	-	-
Total	$889	$30	$919

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2022
	Commercial	Residential	Total
Balance as of beginning-of-year	$78	$17	$95
Additions (reductions) from provision for credit loss expense (1)	5	(2)	3
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Balance as of end-of-year (2)	$83	$15	$98

	For the Year Ended December 31, 2021
	Commercial	Residential	Total
Balance as of beginning-of-year	$186	$17	$203
Additions (reductions) from provision for credit loss expense (1)	(108)	-	(108)
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Balance as of end-of-year (2)	$78	$17	$95

	For the Year Ended December 31, 2020
	Commercial	Residential	Total
Balance as of beginning-of-year	$-	$2	$2
Impact of adopting new accounting standard	61	26	87
Additions (reductions) from provision for credit loss expense (1)	125	(11)	114
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Balance as of end-of-year (2)	$186	$17	$203

(1)We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022. We recognized $3 million and $(2) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2021 and 2020, respectively.

(2)Accrued investment income on mortgage loans on real estate totaled $51 million, $48 million and $48 million as of December 31, 2022, 2021 and 2020, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2022 and 2021, alternative investments included investments in 328 and 305 different partnerships, respectively, and represented approximately 2% of total investments.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Fixed maturity AFS securities	$4,408	$4,242	$4,241
Trading securities	179	165	198
Equity securities	11	3	3
Mortgage loans on real estate	687	677	674
Policy loans	100	115	125
Cash and invested cash	12	-	13
Commercial mortgage loan prepayment
and bond make-whole premiums	100	195	78
Alternative investments	96	677	218
Consent fees	8	10	5
Other investments	75	60	42
Investment income	5,676	6,144	5,597
Investment expense	(402)	(305)	(333)
Net investment income	$5,274	$5,839	$5,264

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(4)	$(10)	$(24)
RMBS	(6)	-	(1)
ABS	(4)	-	-
Hybrid and redeemable preferred securities	-	(1)	-
Gross credit loss benefit (expense)	(14)	(11)	(25)
Associated amortization of DAC, VOBA, DSI and DFEL	-	-	1
Net credit loss benefit (expense)	$(14)	$(11)	$(24)

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2022		As of December 31, 2021
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$3,210	$3,210	$5,565	$5,565
Securities pledged under securities lending agreements (2)	298	287	241	235
Investments pledged for FHLBI (3)	3,130	3,925	3,130	4,876
Total payables for collateral on investments	$6,638	$7,422	$8,936	$10,676

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. This also includes interest payable on collateral. See Note 5 for additional information.

(2)Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2022 and 2021, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2022	2021	2020
Collateral payable for derivative investments	$(2,355)	$2,595	$1,587
Securities pledged under securities lending agreements	57	126	1
Investments pledged for FHLBI	-	-	(450)
Total increase (decrease) in payables for collateral on investments	$(2,298)	$2,721	$1,138

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$288	$-	$-	$-	$288
Foreign government bonds	2	-	-	-	2
Equity securities	8	-	-	-	8
Total gross secured borrowings	$298	$-	$-	$-	$298

	As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$239	$-	$-	$-	$239
Foreign government bonds	1	-	-	-	1
Equity securities	1	-	-	-	1
Total gross secured borrowings	$241	$-	$-	$-	$241

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2022, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million, and we had re-pledged all of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments.

Investment Commitments

As of December 31, 2022, our investment commitments were $2.3 billion, which included $1.8 billion of LPs, $298 million of private placement securities and $226 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2022, our most significant investments in one issuer were our investments in securities issued by White Chapel LLC and the Federal National Mortgage Association with a fair value of $1.0 billion and $702 million, respectively, or 1% of total investments. As of December 31, 2021, our most significant investments in one issuer were our investments in securities issued by White Chapel LLC and the Federal Home Loan Mortgage Corporation with a fair value of $995 million and $910 million, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2022 and 2021, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $19.2 billion and $21.7 billion, respectively, or 15% and 14%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $14.3 billion and $18.6 billion, respectively, or 11% and 12%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 3 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life and annuity products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, indexed variable annuity, fixed indexed annuity, IUL and VUL products.

Our indexed annuity and indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, indexed variable annuity and VUL products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products and indexed variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to contract holders and investors. The CDSs hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We also have an inter-company agreement through which LNBAR, an affiliated insurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the contract holder’s account value is insufficient to pay the cost of insurance charges required to keep the policy in force, and the contract holder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”). We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with guaranteed withdrawal benefit and guaranteed income benefit features. These GLB features are reinsured among various reinsurance counterparties on a coinsurance basis. We cede a portion of the GLB features to LNBAR, a wholly-owned subsidiary of LNC, on a funds withheld coinsurance basis. The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors. The hedge positions are rebalanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As Restated
	As of December 31, 2022			As of December 31, 2021
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,377	$4	$232	$2,009	$98	$11
Foreign currency contracts (1)	4,383	643	18	3,979	283	51
Total cash flow hedges	5,760	647	250	5,988	381	62
Fair value hedges:
Interest rate contracts (1)	524	2	44	526	-	210
Non-Qualifying Hedges
Interest rate contracts (1)	105,977	709	935	82,786	897	176
Foreign currency contracts (1)	395	27	2	487	7	2
Equity market contracts (1)	142,653	5,135	2,035	107,151	8,490	3,909
Commodity contracts (1)	13	14	3	-	-	-
Credit contracts (1)	-	-	-	49	-	-
LPR ceded derivative (2)	-	212	-	-	318	-
Embedded derivatives:
GLB direct (3)	-	1,697	-	-	1,967	-
GLB ceded (3)	-	29	1,721	-	56	2,018
Reinsurance-related (3)	-	681	-	-	-	578
Indexed annuity and IUL contracts (3) (4)	-	525	4,783	-	528	6,131
Total derivative instruments	$255,322	$9,678	$9,773	$196,987	$12,644	$13,086

(1)Reported in derivative investments and other liabilities on the Consolidated Balance Sheets.

(2)Reported in other assets on the Consolidated Balance Sheets.

(3)Reported in other assets and other liabilities on the Consolidated Balance Sheets.

(4)Reported in future contract benefits on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	As Restated
	Remaining Life as of December 31, 2022
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$31,463	$27,958	$24,892	$20,565	$3,000	$107,878
Foreign currency contracts (2)	261	730	1,681	2,037	69	4,778
Equity market contracts	94,841	28,952	7,796	9	11,055	142,653
Commodity contracts	13	-	-	-	-	13
Total derivative instruments
with notional amounts	$126,578	$57,640	$34,369	$22,611	$14,124	$255,322

(1)As of December 31, 2022, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 18, 2024.

(2)As of December 31, 2022, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

Cumulative Fair Value
Hedging Adjustment
Included in the
	Amortized Cost of the		Amortized Cost of the
	Hedged		Hedged
	Assets / (Liabilities)		Assets / (Liabilities)
	As of	As of	As of	As of
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$587	$764	$44	$211

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2022	2021	2020
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$240	$42	$181
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(336)	11	(16)
Foreign currency contracts	182	130	93
Change in foreign currency exchange rate adjustment	312	152	(174)
Change in DAC, VOBA, DSI and DFEL	(29)	7	(23)
Income tax benefit (expense)	(28)	(65)	26
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	2	3	2
Foreign currency contracts (1)	62	48	56
Foreign currency contracts (2)	39	(2)	6
Associated amortization of DAC, VOBA, DSI and DFEL	(62)	(2)	(7)
Income tax benefit (expense)	(9)	(10)	(12)
Balance as of end-of-year	$309	$240	$42

(1)The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).

(2)The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	As Restated
	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2022
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$214	$5,274	$10,801
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	(167)	-
Derivatives designated as hedging instruments	-	167	-
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	2	-
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	39	62	-
Non-Qualifying Hedges
Interest rate contracts	(2,113)	-	-
Foreign currency contracts	2	-	-
Equity market contracts	(2,075)	-	-
Commodity contracts	11	-	-
Credit contracts	(4)	-	-
LPR ceded derivative	-	-	106
Embedded derivatives:
Reinsurance-related	1,259	-	-
Indexed annuity and IUL contracts	1,760	-	-

	As Restated
	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2021
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$711	$5,839	$8,039
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	(60)	-
Derivatives designated as hedging instruments	-	60
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	3	-
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	(2)	48	-
Non-Qualifying Hedges
Interest rate contracts	(957)	-	-
Foreign currency contracts	(1)	-	-
Equity market contracts	3,355	-	-
Credit contracts	(1)	-	-
Embedded derivatives:
GLB	4	-	-
Reinsurance-related	280	-	-
Indexed annuity and IUL contracts	(2,622)	-	-

	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2020
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$(526)	$5,264	$8,050
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	69	-
Derivatives designated as hedging instruments	-	(69)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	2	-
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	6	56	-
Non-Qualifying Hedges
Interest rate contracts	1,287	-	-
Foreign currency contracts	(3)	-	-
Equity market contracts	971	-	-
Credit contracts	(6)	-	-
Embedded derivatives:
GLB	1	-	-
Reinsurance-related	(241)	-	-
Indexed annuity and IUL contracts	(471)	-	-

As of December 31, 2022, $40 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2022 and 2021, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2022 and 2021, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2022, the NPR adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2022 or 2021.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2022		As of December 31, 2021
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$383	$(6)	$2,346	$-
A+	1,718	(151)	2,762	(44)
A	1,099	-	456	-
	$3,200	$(157)	$5,564	$(44)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As Restated
	As of December 31, 2022
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$6,483	$2,932	$9,415
Gross amounts offset	(2,964)	-	(2,964)
Net amount of assets	3,519	2,932	6,451
Gross amounts not offset:
Cash collateral	(3,200)	-	(3,200)
Non-cash collateral (1)	(319)	-	(319)
Net amount	$-	$2,932	$2,932

Financial Liabilities
Gross amount of recognized liabilities	$304	$6,504	$6,808
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	254	6,504	6,758
Gross amounts not offset:
Cash collateral	(157)	-	(157)
Non-cash collateral (1)	(46)	-	(46)
Net amount	$51	$6,504	$6,555

(1)Excludes excess non-cash collateral received of $1.1 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess non-cash collateral pledged as of December 31, 2022.

	As Restated
	As of December 31, 2021
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$9,705	$2,551	$12,256
Gross amounts offset	(4,008)	-	(4,008)
Net amount of assets	5,697	2,551	8,248
Gross amounts not offset:
Cash collateral	(5,564)	-	(5,564)
Non-cash collateral (1)	(133)	-	(133)
Net amount	$-	$2,551	$2,551

Financial Liabilities
Gross amount of recognized liabilities	$351	$8,727	$9,078
Gross amounts offset	(70)	-	(70)
Net amount of liabilities	281	8,727	9,008
Gross amounts not offset:
Cash collateral	(44)	-	(44)
Non-cash collateral (1)	-	-	-
Net amount	$237	$8,727	$8,964

(1)Excludes excess non-cash collateral received of $362 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess non-cash collateral pledged as of December 31, 2021.

6. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Current	$(24)	$20	$(59)
Deferred	(308)	400	3
Federal income tax expense (benefit)	$(332)	$420	$(56)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Income (loss) before taxes	$(1,617)	$2,529	$535
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	(340)	531	112
Effect of:
Tax-preferred investment income (1)	(90)	(88)	(98)
Tax credits	(42)	(26)	(39)
Excess tax benefits from stock-based compensation	(1)	-	2
Goodwill impairment	133	-	-
Tax impact associated with the Tax Cuts and Jobs Act (2)	-	-	(37)
Other items	8	3	4
Federal income tax expense (benefit)	$(332)	$420	$(56)
Effective tax rate	21%	17%	-10%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

(2)In 2020, we recognized a $37 million tax benefit attributable to the carry back of a 2020 net operating loss under the provisions of the Coronavirus Aid, Relief, and Economic Security Act, which provides for a five-year carryback period.

	As Restated
	As of December 31,
	2022	2021
Current	$353	$382
Deferred	824	(3,122)
Total federal income tax asset (liability)	$1,177	$(2,740)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As Restated
	As of December 31,
	2022	2021
Deferred Tax Assets
Future contract benefits and other contract holder funds	$430	$297
Reinsurance-related embedded derivative liability	-	121
Compensation and benefit plans	152	180
Intangibles	18	25
Net unrealized loss on fixed maturity AFS securities	2,161	-
Net unrealized loss on trading securities	70	-
Investment activity	296	-
Net operating losses	278	292
Other	30	34
Total deferred tax assets	$3,435	$949
Deferred Tax Liabilities
DAC	$1,827	$433
VOBA	275	147
Net unrealized gain on fixed maturity AFS securities	-	2,706
Net unrealized gain on trading securities	-	64
Investment activity	-	421
Reinsurance-related embedded derivative asset	143	-
Other	366	300
Total deferred tax liabilities	$2,611	$4,071
Net deferred tax asset (liability)	$824	$(3,122)

As of December 31, 2022, we have $1.3 billion of net operating losses to carry forward to future years. The net operating losses arose in tax years 2018 and 2022, and under the Tax Cuts and Jobs Act changes, have an unlimited carryforward period. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state and local authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2019. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2023. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	As Restated
	For the Years Ended
	December 31,
	2022	2021
Balance as of beginning-of-year	$45	$43
Increases for prior year tax positions	-	2
Balance as of end-of-year	$45	$45

As of December 31, 2022 and 2021, $45 million of our unrecognized tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits associated with separate account dividends-received deduction and tax credits will decrease by $8 million by the end of 2023, upon the completion of the examination of our refund claims for 2014 and 2015.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2022, 2021 and 2020, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2022 and 2021.

7. DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Balance as of beginning-of-year	$5,802	$5,590	$7,418
Cumulative effect from adoption of new accounting
standard	-	-	5
Business acquired (sold) through reinsurance	-	(362)	(26)
Deferrals	1,372	1,364	1,427
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(772)	(977)	(811)
Unlocking	(152)	(558)	(211)
Adjustment related to realized (gains) losses	(112)	(47)	(35)
Adjustment related to unrealized (gains) losses	6,648	792	(2,177)
Balance as of end-of-year	$12,786	$5,802	$5,590

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$184	$234	$327
Business acquired (sold) through reinsurance	-	(288)	-
Deferrals	2	-	3
Amortization:
Amortization, excluding unlocking	(76)	(91)	(107)
Unlocking	70	(8)	(201)
Accretion of interest (1)	22	35	44
Adjustment related to realized (gains) losses	(2)	(3)	-
Adjustment related to unrealized (gains) losses	629	305	168
Balance as of end-of-year	$829	$184	$234

(1)The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2022, was as follows:

2023	$33
2024	35
2025	34
2026	33
2027	31

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$245	$259	$281
Deferrals	6	5	7
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(14)	(25)	(20)
Unlocking	2	-	(1)
Adjustment related to realized (gains) losses	(1)	(2)	(2)
Adjustment related to unrealized (gains) losses	20	8	(6)
Balance as of end-of-year	$258	$245	$259

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$399	$396	$646
Cumulative effect from adoption of new accounting
standard	-	-	4
Business acquired (sold) through reinsurance	-	(290)	-
Deferrals	1,083	1,014	1,002
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(531)	(593)	(529)
Unlocking	(48)	(387)	(275)
Adjustment related to realized (gains) losses	(28)	(22)	16
Adjustment related to unrealized (gains) losses	4,820	281	(468)
Balance as of end-of-year	$5,695	$399	$396

8. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

		As Restated
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2022	2021	2020
Direct insurance premiums and fee income	$13,807	$14,028	$13,159
Reinsurance assumed	102	97	101
Reinsurance ceded	(2,285)	(2,136)	(2,018)
Total insurance premiums and fee income	$11,624	$11,989	$11,242

Direct insurance benefits	$14,982	$10,578	$10,497
Reinsurance recoveries	(4,181)	(2,539)	(2,447)
Total benefits	$10,801	$8,039	$8,050

We and LLANY cede insurance to other companies. The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 23, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2022, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured 21% of the mortality risk on newly issued life insurance contracts in 2022.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.

The amounts recoverable from reinsurers were $23.9 billion and $22.8 billion as of December 31, 2022 and 2021, respectively. Protective represents our largest reinsurance exposure following the sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston in 2018, which resulted in amounts recoverable from Protective of $10.1 billion and $10.7 billion as of December 31, 2022 and 2021, respectively. Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $11.5 billion and $14.0 billion as of December 31, 2022 and 2021, respectively.

Effective October 1, 2021, we entered into a reinsurance agreement with Resolution Life to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement is structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.7 billion as of December 31, 2022 and 2021. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $4.1 billion as of December 31, 2022 and 2021. We recognized a realized gain of $635 million in the fourth quarter of 2021 for the coinsurance portion of the transaction upon the transfer of a portfolio of assets to Resolution Life.

Some portions of our annuity business have been reinsured on a modified coinsurance basis with other companies. In a modified coinsurance agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk.

Effective October 1, 2018, we entered into one such modified coinsurance agreement with Athene to reinsure fixed annuity products, which resulted in a deposit asset of $3.8 billion and $5.0 billion as of December 31, 2022 and 2021, respectively, within other assets on the Consolidated Balance Sheets.

We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2022	2021
Fixed maturity AFS securities	$474	$744
Trading securities	2,644	3,399
Equity securities	60	54
Mortgage loans on real estate	487	739
Derivative investments	39	93
Other investments	42	227
Cash and invested cash	26	110
Accrued investment income	35	33
Other assets	2	5
Total	$3,809	$5,404

The portfolio was supported by $105 million of over-collateralization and a $117 million letter of credit as of December 31, 2022. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $25 million, $26 million and $29 million of the gain during 2022, 2021 and 2020, respectively.

See “Realized Gain (Loss)” in Note 15 for information on reinsurance-related embedded derivatives.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.1 billion as of December 31, 2022 and 2021. Swiss Re has funded a trust, with a balance of $710 million and $1.0 billion as of December 31, 2022 and 2021, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

The amounts recoverable from LNBAR were $4.4 billion and $2.9 billion as of December 31, 2022 and 2021, respectively. LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $2.2 billion and $3.0 billion as of December 31, 2022 and 2021, respectively.

Credit Losses on Reinsurance Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $314 million and $188 million as of December 31, 2022 and 2021, respectively. The increase was attributable to updates to policyholder behavior assumptions that impacted ceded reserves.

9. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

			For the Year Ended December 31, 2022
	Gross	Accumulated	Net
	Goodwill	Impairment	Goodwill		Net
	as of	as of	as of		Goodwill
	Beginning-	Beginning-	Beginning-		as of End-
	of-Year	of-Year	of-Year	Impairment	of-Year
Life Insurance	$2,186	$(1,552)	$634	$(634)	$-
Annuities	1,040	(600)	440	-	440
Group Protection	684	-	684	-	684
Retirement Plan Services	20	-	20	-	20
Total goodwill	$3,930	$(2,152)	$1,778	$(634)	$1,144

			For the Year Ended December 31, 2021
	Gross	Accumulated	Net
	Goodwill	Impairment	Goodwill		Net
	as of	as of	as of		Goodwill
	Beginning-	Beginning-	Beginning-		as of End-
	of-Year	of-Year	of-Year	Impairment	of-Year
Life Insurance	$2,186	$(1,552)	$634	$-	$634
Annuities	1,040	(600)	440	-	440
Group Protection	684	-	684	-	684
Retirement Plan Services	20	-	20	-	20
Total goodwill	$3,930	$(2,152)	$1,778	$-	$1,778

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on our discount rate assumption, we accelerated our quantitative goodwill impairment test for our Life Insurance reporting unit as we concluded that there were indicators of impairment. Based on this quantitative test, which included updating our best estimate assumptions therein, we incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit.

As of October 1, 2022, we performed our annual quantitative goodwill impairment test for our other reporting units, and, as of such date, the fair value was in excess of the carrying value for each of the Annuities, Group Protection and Retirement Plan Services reporting units.

As of October 1, 2021, we performed our annual quantitative goodwill impairment test for all of our reporting units, and, as of such date, the fair value was in excess of each reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

			As Restated
	As of December 31, 2022		As of December 31, 2021
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$67	$100	$63
Group Protection:
VOCRA	576	115	576	85
VODA	31	10	31	7
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$712	$192	$712	$155

(1)No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2022, was as follows:

2023	$37
2024	37
2025	37
2026	37
2027	37
Thereafter	330

10. Guaranteed Benefit Features

The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date.

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2022 (1)	2021 (1)
Return of Net Deposits
Total account value	$94,297	$117,503
Net amount at risk (2)	1,376	84
Average attained age of contract holders	67 years	67 years

Minimum Return
Total account value	$71	$102
Net amount at risk (2)	14	11
Average attained age of contract holders	79 years	79 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$21,730	$28,788
Net amount at risk (2)	3,699	400
Average attained age of contract holders	73 years	73 years

(1)Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)Represents the amount of death benefit in excess of the account value that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on the Consolidated Balance Sheets:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$132	$121	$117
Changes in reserves	210	31	30
Benefits paid	(58)	(20)	(26)
Balance as of end-of-year	$284	$132	$121

Variable Annuity Contracts

Account values of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2022	2021
Asset Type
Domestic equity	$58,640	$77,290
International equity	15,959	21,223
Fixed income	35,982	45,231
Total	$110,581	$143,744

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment. Reserves on UL and VUL products with secondary guarantees represented 38% and 37% of total life insurance in-force reserves as of December 31, 2022 and 2021, respectively.

11. Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on the Consolidated Balance Sheets. Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$6,280	$5,934	$5,552
Reinsurance recoverable	147	151	152
Net balance as of beginning-of-year	6,133	5,783	5,400
Incurred related to:
Current year	3,875	4,026	3,517
Prior years:
Interest	159	141	148
All other incurred (1)	(190)	(271)	(209)
Total incurred	3,844	3,896	3,456
Paid related to:
Current year	(1,951)	(2,074)	(1,707)
Prior years	(1,638)	(1,472)	(1,366)
Total paid	(3,589)	(3,546)	(3,073)
Net balance as of end-of-year	6,388	6,133	5,783
Reinsurance recoverable	143	147	151
Balance as of end-of-year	$6,531	$6,280	$5,934

(1)All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims. Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods. As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates. Long-term disability reserves are discounted using rates ranging from 2.5% to 5.0% that vary by year of claim incurral.

12. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2022	2021
Short-Term Debt
Short-term debt (1)	$562	$1,084

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	568	593
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	154	194
4.225% surplus note, due 2037	28	28
4.00% surplus note, due 2037	30	30
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,269	$2,334

(1)The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2022, were as follows:

2023	$-
2024	50
2025	-
2026	-
2027	-
Thereafter	2,219
Total	$2,269

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

We issued a surplus note of $71 million to LNC in October 2013. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a variable surplus note to a wholly-owned subsidiary of LNC in December 2013 with an initial outstanding principal amount of $287 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps. The outstanding principal amount as of December 31, 2022, was $568 million.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

We issued a surplus note of $30 million to LNC in 2015. The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $25 million to LNC in July 2017. The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in October 2017. The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $375 million to LNC in 2007. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps. The surplus note was amended in 2017 to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest. The outstanding principal amount as of December 31, 2022, was $154 million due to executing our right to repay the surplus note in part to LNC.

We issued a surplus note of $13 million to LNC in 2018. The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $28 million to LNC in 2019. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $30 million to LNC in 2020. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.00%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), (in millions) were as follows:

		As of December 31, 2022
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	June 19, 2026	$2,500	$1,635
LOC facility (1)	August 26, 2031	979	948
LOC facility (1)	October 1, 2031	891	891
Total		$4,370	$3,474

(1)Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

During June 2021, LNC entered into an amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving credit facility agreement. The credit facility, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.5 billion and has a commitment termination date of June 19, 2026. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit facility agreement, as currently in effect, contains:

●Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

●Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $10.0 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after December 1, 2022, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;

●A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and

●Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2022, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2022, we were in compliance with all such covenants.

13. Contingencies and Commitments

Contingencies

Reinsurance Disputes

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. We are disputing the requested rate increases under these agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have initiated, and may in the future initiate, legal proceedings against us. While this may impact the Life Insurance segment, we believe it is unlikely the outcome of these disputes would have a material impact on the consolidated financial statements. For more information about reinsurance, see Note 8.

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2022.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2022, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $190 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety. In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action cases that were consolidated by an order dated March 20, 2017. Plaintiffs purport to own certain universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs sought to represent classes of policyowners and sought damages on their behalf. On August 9, 2022, the court denied plaintiffs’ motion for class certification. The parties participated in a mediation on December 13, 2022, and subsequently reached a settlement. On January 26, 2023, the parties informed the presiding judge of a class settlement in this action, subject to final documentation and court approval. The parties requested an extension of the current case schedule and indicated that plaintiffs anticipate filing a motion for preliminary approval of the class settlement on or before March 24, 2023. The terms of the provisional class settlement remain confidential.

In re: Lincoln National 2017 COI Rate Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:17-cv-04150, is a consolidated litigation matter related to multiple putative class action cases that were consolidated by an order dated March 28, 2018. Plaintiffs purport to own certain universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. Plaintiffs sought to represent classes of policyholders and sought damages on their behalf. On August 9, 2022, the court denied plaintiffs’ motion for class certification. The parties participated in a mediation on December 13, 2022, and subsequently reached a settlement. On January 26, 2023, the parties informed the presiding judge of a class settlement in this action, subject to final documentation and court approval. The parties requested an extension of the current case schedule and indicated that plaintiffs anticipate filing a motion for preliminary approval of the class settlement on or before March 24, 2023. The terms of the provisional class settlement remain confidential.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017. We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. We are vigorously defending this matter.

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question, and has set a briefing schedule.

Commitments

Leases

As of December 31, 2022 and 2021, we had operating lease ROU assets of $110 million and $134 million, respectively, and associated lease liabilities of $119 million and $140 million, respectively. The weighted-average discount rate was 2.8% and 2.5%, respectively, and the weighted-average remaining lease term was five years as of December 31, 2022 and 2021. Operating lease expense for the years ended December 31, 2022, 2021 and 2020, was $45 million, $41 million and $42 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2022 and 2021, we had finance lease assets of $14 million and $37 million, respectively, and associated finance lease liabilities of $106 million and $175 million, respectively. The accumulated amortization associated with the finance lease assets was $458 million and $436 million as of December 31, 2022 and 2021, respectively. These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives. The weighted-average discount rate was 2.9% and 1.4%, respectively, and the weighted-average remaining lease term was one year as of December 31, 2022 and 2021.

Finance lease expense (in millions) was as follows:

	For the Years Ended
	December 31,
	2022	2021	2020
Amortization of finance lease assets (1)	$23	$38	$53
Interest on finance lease liabilities (2)	4	3	6
Total	$27	$41	$59

(1)Amortization of finance lease assets is reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

(2)Interest on finance lease liabilities is reported in interest and debt expense on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

	For the Years Ended
	December 31,
	2022	2021	2020
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$47	$40	$43
Financing cash flows from finance leases	74	62	53

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$6	$8	$10

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2022, were as follows:

	Operating	Finance
	Leases	Leases
2023	$34	$82
2024	32	18
2025	27	7
2026	23	4
2027	15	-
Thereafter	16	-
Total future minimum lease payments	147	111
Less: Amount representing interest	28	5
Present value of minimum lease payments	$119	$106

As of December 31, 2022, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2022 and 2021, we had $558 million and $375 million, respectively, of financing obligations reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2022, were as follows:

2023	$43
2024	95
2025	127
2026	175
2027	191
Thereafter	-
Total future minimum lease payments	631
Less: Amount representing interest	73
Present value of minimum lease payments	$558

Vulnerability from Concentrations

As of December 31, 2022, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 4 and 8, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(3) million and $(7) million as of December 31, 2022 and 2021, respectively.

14. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

		As Restated
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2022	2021	2020
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain
Other Investments
Balance as of beginning-of-year	$6,315	$8,993	$5,637
Cumulative effect from adoption of new accounting standards	-	-	40
Unrealized holding gains (losses) arising during the year	(24,477)	(4,475)	7,585
Change in foreign currency exchange rate adjustment	(321)	(146)	180
Change in DAC, VOBA, DSI, future contract benefits and other contract holder	7,426	1,818	(3,559)
funds
Income tax benefit (expense)	3,716	600	(901)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(13)	624	(52)
Associated amortization of DAC, VOBA, DSI and DFEL	44	(23)	38
Income tax benefit (expense)	(7)	(126)	3
Balance as of end-of-year	$(7,365)	$6,315	$8,993
Unrealized OTTI on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$-	$-	$40
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	-	-	(40)
Balance as of end-of-year	$-	$-	$-
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$240	$42	$181
Unrealized holding gains (losses) arising during the year	(154)	141	77
Change in foreign currency exchange rate adjustment	312	152	(174)
Change in DAC, VOBA, DSI and DFEL	(29)	7	(23)
Income tax benefit (expense)	(28)	(65)	26
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	103	49	64
Associated amortization of DAC, VOBA, DSI and DFEL	(62)	(2)	(7)
Income tax benefit (expense)	(9)	(10)	(12)
Balance as of end-of-year	$309	$240	$42
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(11)	$(14)	$(22)
Adjustment arising during the year	(6)	4	10
Income tax benefit (expense)	-	(1)	(2)
Balance as of end-of-year	$(17)	$(11)	$(14)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Gross reclassification	$(13)	$624	$(52)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	44	(23)	38	Realized gain (loss)
Reclassification before income
tax benefit (expense)	31	601	(14)	Income (loss) before taxes
Income tax benefit (expense)	(7)	(126)	3	Federal income tax expense (benefit)
Reclassification, net of income tax	$24	$475	$(11)	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$2	$3	$2	Net investment income
Foreign currency contracts	62	48	56	Net investment income
Foreign currency contracts	39	(2)	6	Realized gain (loss)
Total gross reclassifications	103	49	64
Associated amortization of DAC,
VOBA, DSI and DFEL	(62)	(2)	(7)	Commissions and other expenses
Reclassifications before income
tax benefit (expense)	41	47	57	Income (loss) before taxes
Income tax benefit (expense)	(9)	(10)	(12)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$32	$37	$45	Net income (loss)

15. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Fixed maturity AFS securities:
Gross gains	$37	$660	$26
Gross losses	(50)	(36)	(78)
Credit loss benefit (expense) (1)	(14)	(11)	(25)
Realized gain (loss) on equity securities (2)	12	41	8
Credit loss benefit (expense) on mortgage loans on real estate	(3)	111	(117)
Credit loss benefit (expense) on reinsurance-related assets (3)	(126)	2	-
Realized gain (loss) on the mark-to-market on certain instruments (4)(5)	683	169	(142)
Other gain (loss) on investments	(35)	-	(7)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(18)	(25)	31
Total realized gain (loss) related to financial instruments
and reinsurance-related assets	486	911	(304)
Indexed annuity and IUL contracts net derivative results: (6)
Gross gain (loss)	74	22	38
Associated amortization of DAC, VOBA, DSI and DFEL	(56)	4	(26)
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(260)	(192)	(205)
Associated amortization of DAC, VOBA, DSI and DFEL	(30)	(34)	(29)
Total realized gain (loss)	$214	$711	$(526)

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.

(2)Includes mark-to-market adjustments on equity securities still held of $7 million (as restated), $44 million (as restated) and $8 million for the years ended December 31, 2022, 2021 and 2020, respectively.

(3)See Note 8 for information on credit losses on reinsurance-related assets.

(4)Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivative results), reinsurance-related embedded derivatives, mortgage loans on real estate accounted for under the fair value option and trading securities. See Notes 1 and 8 for information regarding modified coinsurance.

(5)Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(24) million, $3 million and $(24) million for the years ended December 31, 2022, 2021 and 2020, respectively.

(6)Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

16. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Commissions	$2,201	$2,227	$2,193
General and administrative expenses	2,200	2,187	2,014
Expenses associated with reserve financing and LOCs	60	57	55
DAC and VOBA deferrals and interest, net of amortization	(466)	235	(144)
Broker-dealer expenses	419	441	378
Specifically identifiable intangible asset amortization	37	37	37
Taxes, licenses and fees	348	350	336
Transaction and integration costs related to mergers, acquisitions and divestitures	-	14	20
Total	$4,799	$5,548	$4,889

17. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions for the years ended December 31, 2022 and 2021. We do not expect to be required to make any contributions to these pension plans in 2023. We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents. Total net periodic cost (recovery) for these plans was $(2) million, $1 million and $4 million during 2022, 2021 and 2020, respectively, which was reported within commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). In 2023, we expect the plans to make benefit payments of approximately $10 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2022	2021	2022	2021

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$77	$108	$9	$8
Projected benefit obligation	82	107	6	9
Funded status	$(5)	$1	$3	$(1)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$4	$3	$-
Other liabilities	(5)	(3)	-	(1)
Net amount recognized	$(5)	$1	$3	$(1)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	5.66%	3.07%	5.70%	3.10%
Net periodic benefit cost:
Weighted-average discount rate	3.07%	2.95%	3.73%	2.96%
Expected return on plan assets	5.00%	4.25%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2022, and projected benefit obligation cash flows. The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation. We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2022	2021

Fixed maturity securities:
Corporate bonds	$33	$49
U.S. government bonds	17	20
CMBS	2	2
Common stock	22	32
Cash and invested cash	3	5
Other investments	9	8
Total	$86	$116

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits. We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. Our expense (benefit) for these plans was $(35) million, $(28) million and $(9) million for the years ended December 31, 2022, 2021 and 2020, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $99 million, $104 million and $97 million, for the years ended December 31, 2022, 2021 and 2020, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $12 million, $18 million and $35 million for the years ended December 31, 2022, 2021 and 2020, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 5.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2022	2021
Total liabilities (1)	$623	$755
Investments dedicated to fund liabilities (2)	206	254

(1)Reported in other liabilities on the Consolidated Balance Sheets.

(2)Reported in other assets on the Consolidated Balance Sheets.

18. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2022	2021	2020
Stock options	$6	$8	$9
Performance shares	9	17	5
RSUs	33	33	34
Total	$48	$58	$48

Recognized tax benefit	$11	$12	$10

19. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2022	2021
U.S. capital and surplus	$8,507	$8,647

	For the Years Ended December 31,
	2022	2021	2020
U.S. net gain (loss) from operations, after-tax	$1,708	$(1,285)	$(247)
U.S. net income (loss)	1,965	(569)	53
U.S. dividends to LNC holding company	645	1,910	660

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP.  The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account values.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2022 and 2021. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2022 and 2021. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2022 and 2021. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2022	2021
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$3	$6
Conservative valuation rate on certain annuities	(36)	(40)
Calculation of reserves using continuous CARVM	(1)	-
Conservative Reg 213 reserves on variable annuity and individual life contracts	(37)	(27)
State Permitted Practice
Derivative instruments and equity indexed reserves	14	(113)
Assets in group fixed annuity contracts held at general account values	436	-
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	1,838	1,847
LLC notes and variable value surplus notes	1,547	1,616
Excess of loss reinsurance agreements	549	493

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2022, the Company’s RBC ratio was in excess of three times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $1.7 billion in 2023 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As Restated
	As of December 31, 2022		As of December 31, 2021
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$99,465	$99,465	$117,476	$117,476
Trading securities	3,446	3,446	4,405	4,405
Equity securities	427	427	371	371
Mortgage loans on real estate	18,211	16,477	17,893	18,599
Derivative investments	3,519	3,519	5,697	5,697
Other investments	3,577	3,577	3,435	3,435
Cash and invested cash	2,499	2,499	2,331	2,331
Other assets:
GLB direct embedded derivatives	1,697	1,697	1,967	1,967
GLB ceded embedded derivatives	29	29	56	56
Reinsurance-related embedded derivatives	681	681	-	-
Indexed annuity ceded embedded derivatives	525	525	528	528
LPR ceded derivative	212	212	318	318
Separate account assets	143,536	143,536	182,583	182,583

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(4,783)	(4,783)	(6,131)	(6,131)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,686)	(1,686)	(1,788)	(1,788)
Account values of certain investment contracts	(43,545)	(34,244)	(41,164)	(47,828)
Short-term debt	(562)	(562)	(1,084)	(1,084)
Long-term debt	(2,269)	(2,166)	(2,334)	(2,675)
Other liabilities:
Reinsurance-related embedded derivatives	-	-	(578)	(578)
Derivative liabilities	(254)	(254)	(281)	(281)
GLB ceded embedded derivatives	(1,721)	(1,721)	(2,018)	(2,018)

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting. The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2022 and 2021, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

The fair value and aggregate contractual principal for mortgage loans on real estate where the fair value option was elected (in millions) were as follows:

	As of December 31,
	2022	2021
Fair value	$487	$739
Aggregate contractual principal	514	742

As of December 31, 2022 and 2021, no loans for which the fair value option was elected were in non-accrual status, and none were more than 90 days past due and still accruing interest.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2022 or 2021.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As Restated
	As of December 31, 2022
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$73,980	$5,186	$79,166
U.S. government bonds	332	19	-	351
State and municipal bonds	-	4,850	35	4,885
Foreign government bonds	-	311	-	311
RMBS	-	1,835	1	1,836
CMBS	-	1,667	-	1,667
ABS	-	9,782	1,117	10,899
Hybrid and redeemable preferred securities	40	261	49	350
Trading securities	-	2,865	581	3,446
Equity securities	-	274	153	427
Mortgage loans on real estate	-	-	487	487
Derivative investments (1)	-	5,929	605	6,534
Other investments – short-term investments	-	30	-	30
Cash and invested cash	-	2,499	-	2,499
Other assets:
GLB direct embedded derivatives	-	-	1,697	1,697
GLB ceded embedded derivatives	-	-	29	29
Reinsurance-related embedded derivatives	-	681	-	681
Indexed annuity ceded embedded derivatives	-	-	525	525
LPR ceded derivative	-	-	212	212
Separate account assets	412	143,124	-	143,536
Total assets	$784	$248,107	$10,677	$259,568

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(4,783)	$(4,783)
Other liabilities:
Derivative liabilities (1)	-	(2,666)	(603)	(3,269)
GLB ceded embedded derivatives	-	-	(1,721)	(1,721)
Total liabilities	$-	$(2,666)	$(7,107)	$(9,773)

	As Restated
	As of December 31, 2021
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$88,622	$8,801	$97,423
U.S. government bonds	395	5	-	400
State and municipal bonds	-	6,377	-	6,377
Foreign government bonds	-	382	41	423
RMBS	-	2,302	3	2,305
CMBS	-	1,590	-	1,590
ABS	-	7,636	870	8,506
Hybrid and redeemable preferred securities	53	309	90	452
Trading securities	32	3,545	828	4,405
Equity securities	7	273	91	371
Mortgage loans on real estate	-	-	739	739
Derivative investments (1)	-	9,626	149	9,775
Other investments – short-term investments	-	114	-	114
Cash and invested cash	-	2,331	-	2,331
Other assets:
GLB direct embedded derivatives	-	-	1,967	1,967
GLB ceded embedded derivatives	-	-	56	56
Indexed annuity ceded embedded derivatives	-	-	528	528
LPR ceded derivative	-	-	318	318
Separate account assets	646	181,929	-	182,575
Total assets	$1,133	$305,041	$14,481	$320,655

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(6,131)	$(6,131)
Other liabilities:
Reinsurance-related embedded derivatives	-	(578)	-	(578)
Derivative liabilities (1)	-	(4,231)	(128)	(4,359)
GLB ceded embedded derivatives	-	-	(2,018)	(2,018)
Total liabilities	$-	$(4,809)	$(8,277)	$(13,086)

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	As Restated
	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$8,801	$1	$(1,542)	$592	$(2,666)	$5,186
State and municipal bonds	-	-	(1)	-	36	35
Foreign government bonds	41	-	(6)	(30)	(5)	-
RMBS	3	-	1	21	(24)	1
CMBS	-	-	-	17	(17)	-
ABS	870	-	(113)	676	(316)	1,117
Hybrid and redeemable preferred
securities	90	(4)	(21)	(12)	(4)	49
Trading securities	828	(80)	-	(152)	(15)	581
Equity securities	91	52	-	25	(15)	153
Mortgage loans on real estate	739	(20)	(5)	(227)	-	487
Derivative investments	21	2	(6)	-	(15)	2
Other assets:
GLB direct embedded derivatives (3)	1,967	(270)	-	-	-	1,697
GLB ceded embedded derivatives (3)	56	(27)	-	-	-	29
Indexed annuity ceded embedded
derivatives (3)	528	(215)	-	212	-	525
LPR ceded derivative (4)	318	(106)	-	-	-	212
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(6,131)	1,975	-	(627)	-	(4,783)
Other liabilities – GLB ceded embedded
derivatives (3)	(2,018)	297	-	-	-	(1,721)
Total, net	$6,204	$1,605	$(1,693)	$495	$(3,041)	$3,570

	As Restated
	For the Year Ended December 31, 2021
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$7,761	$3	$(182)	$1,189	$30	$8,801
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	74	-	(11)	80	(102)	41
RMBS	2	-	-	2	(1)	3
CMBS	1	(1)	-	8	(8)	-
ABS	570	1	(9)	602	(294)	870
Hybrid and redeemable preferred
securities	103	-	25	(38)	-	90
Trading securities	643	(3)	-	210	(22)	828
Equity securities	57	38	-	(4)	-	91
Mortgage loans on real estate	832	11	5	(109)	-	739
Derivative investments	1,542	1,255	(3)	(139)	(2,634)	21
Other assets:
GLB direct embedded derivatives (3)	450	1,517	-	-	-	1,967
GLB ceded embedded derivatives (3)	82	(26)	-	-	-	56
Indexed annuity ceded embedded
derivatives (3)	550	87	-	(109)	-	528
LPR ceded derivative (4)	-	-	-	-	318	318
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(3,594)	(2,709)	-	172	-	(6,131)
Other liabilities – GLB ceded embedded
derivatives (3)	(531)	(1,487)	-	-	-	(2,018)
Total, net	$8,547	$(1,314)	$(175)	$1,859	$(2,713)	$6,204

	For the Year Ended December 31, 2020
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,978	$(7)	$281	$435	$74	$7,761
U.S. government bonds	5	-	-	-	-	5
Foreign government bonds	90	-	3	(19)	-	74
RMBS	11	-	-	-	(9)	2
CMBS	1	-	-	-	-	1
ABS	268	-	10	495	(203)	570
Hybrid and redeemable preferred
securities	78	-	(2)	9	18	103
Trading securities	666	10	-	(32)	(1)	643
Equity securities	30	4	-	18	5	57
Mortgage loans on real estate	-	(1)	(10)	56	787	832
Derivative investments	868	986	267	(363)	(216)	1,542
Other assets: (3)
GLB direct embedded derivatives	450	-	-	-	-	450
GLB ceded embedded derivatives	60	22	-	-	-	82
Indexed annuity ceded embedded derivatives	927	538	-	(915)	-	550
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2,585)	(1,009)	-	-	-	(3,594)
Other liabilities – GLB ceded embedded
derivatives (3)	(510)	(21)	-	-	-	(531)
Total, net	$7,337	$522	$549	$(316)	$455	$8,547

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).

(2)Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

(3)Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

(4)Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,335	$(398)	$(81)	$(231)	$(33)	$592
Foreign government bonds	-	-	(30)	-	-	(30)
RMBS	21	-	-	-	-	21
CMBS	17	-	-	-	-	17
ABS	918	-	-	(235)	(7)	676
Hybrid and redeemable preferred
securities	-	-	-	-	(12)	(12)
Trading securities	287	(229)	-	(210)	-	(152)
Equity securities	34	(9)	-	-	-	25
Mortgage loans on real estate	15	-	-	(242)	-	(227)
Other assets – indexed annuity ceded
embedded derivatives	124	-	-	88	-	212
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(710)	-	-	83	-	(627)
Total, net	$2,041	$(636)	$(111)	$(747)	$(52)	$495

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,861	$(110)	$(109)	$(423)	$(30)	$1,189
U.S. government bonds	-	-	(5)	-	-	(5)
Foreign government bonds	80	-	-	-	-	80
RMBS	2	-	-	-	-	2
CMBS	8	-	-	-	-	8
ABS	835	-	-	(233)	-	602
Hybrid and redeemable preferred
securities	12	(20)	-	-	(30)	(38)
Trading securities	383	(25)	-	(148)	-	210
Equity securities	6	(10)	-	-	-	(4)
Mortgage loans on real estate	96	(101)	(26)	(78)	-	(109)
Derivative investments	174	(124)	(189)	-	-	(139)
Other assets – indexed annuity ceded
embedded derivatives	55	-	-	(164)	-	(109)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(400)	-	-	572	-	172
Total, net	$3,112	$(390)	$(329)	$(474)	$(60)	$1,859

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,123	$(318)	$(43)	$(195)	$(132)	$435
Foreign government bonds	-	-	(19)	-	-	(19)
ABS	571	-	-	(76)	-	495
Hybrid and redeemable preferred
securities	13	(4)	-	-	-	9
Trading securities	300	(126)	(40)	(166)	-	(32)
Equity securities	20	(2)	-	-	-	18
Mortgage loans on real estate	71	(15)	-	-	-	56
Derivative investments	520	(412)	(471)	-	-	(363)
Other assets – indexed annuity ceded
embedded derivatives	25	-	-	(940)	-	(915)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	284	-	-
Total, net	$2,359	$(877)	$(573)	$(1,093)	$(132)	$(316)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Trading securities (1)	$(81)	$4	$-
Equity securities (1)	54	40	-
Mortgage loans on real estate (1)	(20)	12	-
Derivative investments (1)	2	1,051	536
Other assets – LPR ceded derivative (2)	(106)	-	-
Embedded derivatives: (1)
Indexed annuity and IUL contracts	(95)	44	634
Other assets – GLB direct and ceded	486	2,315	671
Other liabilities – GLB ceded	(483)	(2,310)	(671)
Total, net	$(243)	$1,156	$1,170

(1)Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

(2)Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2022	2021	2020
Fixed maturity AFS securities:
Corporate bonds	$(1,553)	$(183)	$60
State and municipal bonds	(1)	-	-
Foreign government bonds	(7)	(10)	4
ABS	(115)	(9)	5
Hybrid and redeemable preferred
securities	(21)	26	(3)
Mortgage loans on real estate	(5)	4	-
Total, net	$(1,702)	$(172)	$66

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

1
	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$296	$(2,962)	$(2,666)
State and municipal bonds	36	-	36
Foreign government bonds	-	(5)	(5)
RMBS	-	(24)	(24)
CMBS	-	(17)	(17)
ABS	16	(332)	(316)
Hybrid and redeemable preferred securities	-	(4)	(4)
Trading securities	4	(19)	(15)
Equity securities	-	(15)	(15)
Derivative investments	-	(15)	(15)
Total, net	$352	$(3,393)	$(3,041)

	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$164	$(134)	$30
Foreign government bonds	-	(102)	(102)
RMBS	-	(1)	(1)
CMBS	-	(8)	(8)
ABS	36	(330)	(294)
Trading securities	12	(34)	(22)
Derivative investments	24	(2,658)	(2,634)
Other assets – LPR ceded derivative	318	-	318
Total, net	$554	$(3,267)	$(2,713)

	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$290	$(216)	$74
RMBS	1	(10)	(9)
ABS	-	(203)	(203)
Hybrid and redeemable preferred securities	18	-	18
Trading securities	1	(2)	(1)
Equity securities	5	-	5
Mortgage loans on real estate	787	-	787
Derivative investments	-	(216)	(216)
Total, net	$1,102	$(647)	$455

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2022, 2021 and 2020, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022, transfers out of Level 3 included corporate bonds and ABS for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. In 2021, transfers out of Level 3 included derivative instruments for which we changed valuation techniques. This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party. These updated valuation techniques are considered industry standard and provide us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2022:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$201	Discounted cash flow	Liquidity/duration adjustment (2)	(0.2)%	-	4.2%	2.1%
State and municipal
bonds	35	Discounted cash flow	Liquidity/duration adjustment (2)	1.2%	-	2.4%	2.3%
ABS	15	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	-	1.4%	1.4%
Hybrid and redeemable
preferred securities	3	Discounted cash flow	Liquidity/duration adjustment (2)	1.5%	-	1.5%	1.5%
Equity securities	4	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	-	4.5%	4.5%
Other assets:
GLB direct and ceded
embedded derivatives	1,726	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.35%	-	2.41%	1.73%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.47%

Indexed annuity ceded
embedded derivatives	525	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)

LPR ceded derivative	212	Discounted cash flow	Long-term lapse rate (3)	0%	-	1.55%	(10)
			NPR (6)	0.35%	-	2.41%	1.75%
			Mortality rate (7)			(9)	(10)

Liabilities
Future contract benefits –
indexed annuity contracts
embedded derivatives	$(4,845)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities –
GLB ceded embedded
derivatives	(1,721)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.35%	-	2.41%	1.73%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.47%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.

(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.

(4)

The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input for direct and ceded embedded derivatives was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption. The NPR input for LPR ceded derivative was weighted using a simple average.

(7)The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.

(8)The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

(10)A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

●Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.

●Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

●LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse rate, NPR or mortality rate inputs would have resulted in an increase in the fair value measurement.

●GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

21. Segment Information

We provide products and services and report results through our Life Insurance, Annuities, Group Protection and Retirement Plan Services segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Life Insurance segment focuses on the creation and protection of wealth through life insurance products, including term insurance, both single (including UL, corporate-owned UL and VUL and bank-owned UL and VUL products) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities, fixed (including indexed) annuities and indexed variable annuities.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes investments related to our excess capital; benefit plan obligations; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; Spark program expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

●Realized gains and losses associated with the following (“excluded realized gain (loss)”):

◾Sales or disposals and impairments of financial assets;

◾Changes in the fair value of equity securities;

◾Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);

◾GLB rider fees ceded to LNBAR;

◾The net valuation premium of the GLB attributed rider fees; and

◾Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);

●Changes in reserves resulting from benefit ratio unlocking on our GLB riders and VUL products with secondary guarantees (“benefit ratio unlocking”);

●Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

●Gains (losses) on modification or early extinguishment of debt;

●Losses from the impairment of intangible assets;

●Income (loss) from discontinued operations;

●Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; and

●Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

●Excluded realized gain (loss);

●Revenue adjustments from the initial adoption of new accounting standards;

●Amortization of DFEL arising from changes in benefit ratio unlocking; and

●Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Revenues
Operating revenues:
Life Insurance	$6,694	$7,700	$7,086
Annuities	4,372	4,565	4,067
Group Protection	5,303	4,994	4,792
Retirement Plan Services	1,258	1,307	1,197
Other Operations	133	158	166
Excluded realized gain (loss), pre-tax	8	504	(742)
Amortization of DFEL associated with benefit ratio unlocking, pre-tax	2	-	-
Total revenues	$17,770	$19,228	$16,566

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Net Income (Loss)
Income (loss) from operations:
Life Insurance	$(1,841)	$530	$(12)
Annuities	1,308	1,325	1,125
Group Protection	101	(128)	42
Retirement Plan Services	198	223	157
Other Operations	(376)	(242)	(161)
Excluded realized gain (loss), after-tax	6	397	(586)
Benefit ratio unlocking, after-tax	(47)	15	4
Impairment of intangibles	(634)	-	-
Net impact from the Tax Cuts and Jobs Act	-	-	37
Transaction and integration costs related to mergers,
acquisitions and divestitures, after-tax	-	(11)	(15)
Net income (loss)	$(1,285)	$2,109	$591

Other segment information (in millions) was as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Net Investment Income
Life Insurance	$2,464	$3,054	$2,689
Annuities	1,386	1,314	1,192
Group Protection	333	364	329
Retirement Plan Services	966	982	924
Other Operations	125	125	130
Total net investment income	$5,274	$5,839	$5,264

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Amortization of DAC and VOBA, Net of Interest
Life Insurance	$537	$1,029	$768
Annuities	249	433	376
Group Protection	106	107	114
Retirement Plan Services	17	31	28
Total amortization of DAC and VOBA, net of interest	$909	$1,600	$1,286

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Federal Income Tax Expense (Benefit)
Life Insurance	$(520)	$120	$(28)
Annuities	224	252	187
Group Protection	28	(34)	11
Retirement Plan Services	32	46	21
Other Operations	(85)	(70)	(51)
Excluded realized gain (loss)	2	107	(155)
Benefit ratio unlocking	(12)	4	1
Net impact from the Tax Cuts and Jobs Act	-	-	(37)
Transaction and integration costs related to mergers,
acquisitions and divestitures	(1)	(5)	(5)
Total federal income tax expense (benefit)	$(332)	$420	$(56)

	As Restated
	As of December 31,
	2022	2021
Assets
Life Insurance	$98,540	$106,977
Annuities	166,261	200,833
Group Protection	9,802	10,519
Retirement Plan Services	41,909	47,633
Other Operations	21,754	25,556
Total assets	$338,266	$391,518

22. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

		As Restated
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2022	2021	2020
Interest paid	$126	$115	$127
Income taxes paid (received)	(61)	29	78
Significant non-cash investing transactions:
Equity securities received in exchange of fixed maturity AFS securities	-	-	17
Significant non-cash financing transactions:
Net increase (decrease) in fixed maturity AFS securities and
accrued investment income in connection with reinsurance transactions	54	(3,700)	58

23. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

		As Restated
	As of	As of
	December 31,	December 31,
	2022	2021
Assets with affiliates:
Inter-company notes	$1,216	$1,474	Fixed maturity AFS securities
Ceded reinsurance contracts	(67)	(150)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	13	11	Accrued investment income
Ceded reinsurance contracts	4,388	2,867	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	676	529	Other assets
Cash management agreement	124	3,854	Other assets
Service agreement receivable	6	64	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	16	21	Future contract benefits
Assumed reinsurance contracts	361	364	Other contract holder funds
Ceded reinsurance contracts	(7)	(37)	Other contract holder funds
Inter-company short-term debt	562	1,084	Short-term debt
Inter-company long-term debt	2,269	2,334	Long-term debt
Ceded reinsurance contracts	4,421	7,467	Other liabilities
Accrued inter-company interest payable	15	4	Other liabilities
Service agreement payable	41	35	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(449)	$(463)	$(439)	Insurance premiums
Fees for management of general account	(140)	(138)	(140)	Net investment income
Net investment income on ceded funds withheld treaties	(161)	(113)	(119)	Net investment income
Net investment income on inter-company notes	40	29	40	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	282	(1,305)	(30)	Realized gain (loss)
Other gains (losses)	631	94	(175)	Realized gain (loss)
Reinsurance-related settlements	(1,068)	1,626	193	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts	3	3	3	Amortization of deferred gain
				(loss) on business sold
				through reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts	47	48	45	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(1,715)	(443)	(585)	Benefits
Ceded reinsurance contracts	(86)	-	(1)	Commissions and other
				expenses
Service agreement payments (receipts)	(53)	(29)	(17)	Commissions and other
				expenses
Interest expense on inter-company debt	120	107	116	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2022.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account values, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 8, we cede insurance contracts to LNBAR. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 5, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. As of December 31, 2022 and 2021, the LOCs of which we are the beneficiary aggregated to $1.5 billion and $1 million, respectively.

24. Quarterly Results of Operations (Unaudited)

As further described in Note 1, the previously reported financial information for all quarters in 2022 and 2021 has been restated and is reflected in the tables that follow.  See “Restatement of Previously Issued Consolidated Financial Statements – Description of Misstatements” in Note 1 for a description of the restatement adjustments.  The unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary for a fair statement of the results for the interim periods presented.  Restated amounts are computed independently for each quarter presented; therefore, the sum of the quarterly amounts may not equal the total amount for the respective year due to rounding.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As Restated
	As of	As of	As of
	March 31,	June 30,	September 30,
	2021	2021	2021
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: $104,684, $105,530 and $106,752 at March 31, 2021,
June 30, 2021 and September 30, 2021, respectively; allowance for credit losses: $14, $9 and $17 at March 31, 2021, June 30, 2021 and
September 30, 2021, respectively)	$115,695	$120,452	$120,794
Trading securities	4,287	4,154	4,114
Equity securities	142	191	260
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: $874, $818 and $792 at March 31, 2021, June 30,
2021 and September 30, 2021, respectively)	17,159	17,487	17,633
Policy loans	2,487	2,395	2,364
Derivative investments	3,482	4,729	5,075
Other investments	3,023	3,221	3,302
Total investments	146,275	152,629	153,542
Cash and invested cash	1,086	1,914	2,194
Deferred acquisition costs and value of business acquired	7,606	6,207	5,918
Accrued investment income	1,255	1,215	1,251
Reinsurance recoverables, net of allowance for credit losses	18,583	18,257	18,207
Goodwill	1,778	1,778	1,778
Other assets	21,930	22,871	22,941
Separate account assets	171,339	178,795	175,667
Total assets	$369,852	$383,666	$381,498

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$38,941	$39,621	$40,016
Other contract holder funds	106,461	108,249	108,765
Short-term debt	568	457	483
Long-term debt	2,332	2,332	2,333
Payables for collateral on investments	7,593	8,192	8,378
Other liabilities	20,415	21,934	22,308
Separate account liabilities	171,339	178,795	175,667
Total liabilities	347,649	359,580	357,950

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,919	11,930	11,940
Retained earnings	4,444	4,595	4,664
Accumulated other comprehensive income (loss)	5,840	7,561	6,944
Total stockholder’s equity	22,203	24,086	23,548
Total liabilities and stockholder’s equity	$369,852	$383,666	$381,498

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As Restated
	As of	As of	As of
	March 31,	June 30,	September 30,
	2022	2022	2022
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: $106,939, $108,963 and $110,323 at March 31, 2022,
June 30, 2022 and September 30, 2022, respectively; allowance for credit losses: $20, $12 and $18 at March 31, 2022, June 30, 2022 and
September 30, 2022, respectively)	$109,889	$102,954	$97,391
Trading securities	4,313	3,760	3,527
Equity securities	393	412	427
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: $537, $528 and $495 at March 31, 2022, June 30,
2022 and September 30, 2022, respectively)	17,795	17,830	17,975
Policy loans	2,325	2,355	2,333
Derivative investments	4,574	3,167	3,398
Other investments	3,521	3,782	3,620
Total investments	142,810	134,260	128,671
Cash and invested cash	1,722	1,277	1,291
Deferred acquisition costs and value of business acquired	8,689	11,832	13,765
Accrued investment income	1,209	1,196	1,238
Reinsurance recoverables, net of allowance for credit losses	22,870	23,554	24,256
Goodwill	1,778	1,778	1,144
Other assets	22,284	20,447	21,560
Separate account assets	168,879	145,791	137,295
Total assets	$370,241	$340,135	$329,220

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$39,186	$38,735	$41,162
Other contract holder funds	112,399	114,652	117,756
Short-term debt	737	698	771
Long-term debt	2,311	2,267	2,267
Payables for collateral on investments	8,905	7,525	6,855
Other liabilities	19,524	17,378	16,635
Separate account liabilities	168,879	145,791	137,295
Total liabilities	351,941	327,046	322,741

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,948	12,020	12,114
Retained earnings	4,799	4,962	2,398
Accumulated other comprehensive income (loss)	1,553	(3,893)	(8,033)
Total stockholder’s equity	18,300	13,089	6,479
Total liabilities and stockholder’s equity	$370,241	$340,135	$329,220

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	As Restated
	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2021	2021	2021	2021
Revenues
Insurance premiums	$1,324	$1,334	$1,341	$1,360
Fee income	1,529	1,603	1,931	1,567
Net investment income	1,446	1,509	1,510	1,374
Realized gain (loss)	212	(169)	(32)	700
Amortization of deferred gain on business sold through
reinsurance	7	7	8	10
Other revenues	170	162	149	176
Total revenues	4,688	4,446	4,907	5,187
Expenses
Interest credited	738	740	742	691
Benefits	2,183	1,848	1,839	2,169
Commissions and other expenses	1,171	1,260	1,841	1,276
Interest and debt expense	29	28	29	28
Spark program expense	13	21	22	31
Total expenses	4,134	3,897	4,473	4,195
Income (loss) before taxes	554	549	434	992
Federal income tax expense (benefit)	97	83	65	176
Net income (loss)	457	466	369	816
Other comprehensive income (loss), net of tax	(3,181)	1,721	(617)	(400)
Comprehensive income (loss)	$(2,724)	$2,187	$(248)	$416

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	As Restated
	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2022	2022	2022	2022
Revenues
Insurance premiums	$1,406	$1,436	$1,496	$1,503
Fee income	1,502	1,446	1,438	1,397
Net investment income	1,352	1,338	1,241	1,343
Realized gain (loss)	257	70	11	(124)
Amortization of deferred gain on business sold through
reinsurance	10	10	9	8
Other revenues	154	133	162	172
Total revenues	4,681	4,433	4,357	4,299
Expenses
Interest credited	691	701	717	740
Benefits	2,199	2,051	4,498	2,053
Commissions and other expenses	1,191	1,077	1,205	1,326
Interest and debt expense	29	31	36	41
Spark program expense	31	44	44	48
Impairment of intangibles	-	-	634	-
Total expenses	4,141	3,904	7,134	4,208
Income (loss) before taxes	540	529	(2,777)	91
Federal income tax expense (benefit)	82	86	(488)	(14)
Net income (loss)	458	443	(2,289)	105
Other comprehensive income (loss), net of tax	(4,991)	(5,446)	(4,140)	960
Comprehensive income (loss)	$(4,533)	$(5,003)	$(6,429)	$1,065

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(Unaudited, in millions)

	As Restated
	For the Three Months Ended
	March 31,	June 30,	September 30,
	2021	2021	2021
Common Stock
Balance as of beginning-of-period	$11,853	$11,919	$11,930
Capital contribution from Lincoln National Corporation	65	-	-
Stock compensation/issued for benefit plans	1	11	10
Balance as of end-of-period	11,919	11,930	11,940

Retained Earnings
Balance as of beginning-of-period	4,167	4,444	4,595
Net income (loss)	457	466	369
Dividends paid to Lincoln National Corporation	(180)	(315)	(300)
Balance as of end-of-period	4,444	4,595	4,664

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-period	9,021	5,840	7,561
Other comprehensive income (loss), net of tax	(3,181)	1,721	(617)
Balance as of end-of-period	5,840	7,561	6,944
Total stockholder’s equity as of end-of-period	$22,203	$24,086	$23,548

	As Restated
	For the Three Months Ended
	March 31,	June 30,	September 30,
	2022	2022	2022
Common Stock
Balance as of beginning-of-period	$11,950	$11,948	$12,020
Capital contribution from Lincoln National Corporation	-	65	80
Stock compensation/issued for benefit plans	(2)	7	14
Balance as of end-of-period	11,948	12,020	12,114

Retained Earnings
Balance as of beginning-of-period	4,366	4,799	4,962
Net income (loss)	458	443	(2,289)
Dividends paid to Lincoln National Corporation	(25)	(280)	(275)
Balance as of end-of-period	4,799	4,962	2,398

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-period	6,544	1,553	(3,893)
Other comprehensive income (loss), net of tax	(4,991)	(5,446)	(4,140)
Balance as of end-of-period	1,553	(3,893)	(8,033)
Total stockholder’s equity as of end-of-period	$18,300	$13,089	$6,479

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	As Restated
	Three	Six	Nine
	Months	Months	Months
	Ended	Ended	Ended
	March 31,	June 30,	September 30,
	2021	2021	2021
Cash Flows from Operating Activities
Net income (loss)	$457	$923	$1,292
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(212)	(43)	(11)
Sales and maturities (purchases) of trading securities, net	118	230	239
Amortization of deferred gain (loss) on business sold through reinsurance	(7)	(14)	(22)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	50	106	325
Premiums and fees receivable	(163)	(98)	(99)
Accrued investment income	(51)	(11)	(44)
Insurance liabilities and reinsurance-related balances	(263)	5	(301)
Accrued expenses	(35)	35	200
Federal income tax accruals	97	167	233
Cash management agreement	(182)	(1,223)	(1,367)
Other	(203)	(219)	(226)
Net cash provided by (used in) operating activities	(394)	(142)	219
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(3,803)	(8,212)	(11,776)
Sales of available-for-sale securities and equity securities	592	1,277	1,441
Maturities of available-for-sale securities	1,862	4,570	6,897
Purchases of alternative investments	(163)	(360)	(504)
Sales and repayments of alternative investments	54	128	258
Issuance of mortgage loans on real estate	(868)	(1,609)	(2,188)
Repayment and maturities of mortgage loans on real estate	398	846	1,267
Repayment (issuance) of policy loans, net	(76)	16	47
Net change in collateral on investments, derivatives and related settlements	987	1,704	2,132
Other	(30)	(67)	(181)
Net cash provided by (used in) investing activities	(1,047)	(1,707)	(2,607)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	65	65
Payment of long-term debt, including current maturities	(60)	(60)	(60)
Issuance (payment) of short-term debt	71	(40)	(14)
Proceeds from certain financing arrangements	-	50	50
Deposits of fixed account values, including the fixed portion of variable	3,136	6,370	9,138
Withdrawals of fixed account values, including the fixed portion of variable	(1,764)	(3,260)	(4,935)
Transfers from (to) separate accounts, net	(130)	(255)	(254)
Common stock issued for benefit plans	(10)	(11)	(12)
Dividends paid to Lincoln National Corporation	(180)	(495)	(795)
Other	(63)	(63)	(63)
Net cash provided by (used in) financing activities	1,065	2,301	3,120
Net increase (decrease) in cash, invested cash and restricted cash	(376)	452	732
Cash, invested cash and restricted cash as of beginning-of-year	1,462	1,462	1,462
Cash, invested cash and restricted cash as of end-of-period	$1,086	$1,914	$2,194

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	As Restated
	Three	Six	Nine
	Months	Months	Months
	Ended	Ended	Ended
	March 31,	June 30,	September 30,
	2022	2022	2022
Cash Flows from Operating Activities
Net income (loss)	$458	$900	$(1,389)
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(257)	(327)	(338)
Sales and maturities (purchases) of trading securities, net	(189)	109	164
Amortization of deferred gain (loss) on business sold through reinsurance	(10)	(20)	(29)
Impairment of intangibles	-	-	634
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	24	(10)	3
Premiums and fees receivable	(91)	(71)	(2)
Accrued investment income	(44)	(40)	(77)
Insurance liabilities and reinsurance-related balances	299	81	2,311
Accrued expenses	(229)	(340)	(375)
Federal income tax accruals	82	192	(308)
Cash management agreement	872	2,427	2,803
Other	(3)	224	478
Net cash provided by (used in) operating activities	912	3,125	3,875
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(3,910)	(8,090)	(11,961)
Sales of available-for-sale securities and equity securities	105	236	1,231
Maturities of available-for-sale securities	1,566	3,165	4,339
Purchases of alternative investments	(141)	(300)	(453)
Sales and repayments of alternative investments	130	181	380
Issuance of mortgage loans on real estate	(539)	(1,366)	(1,924)
Repayment and maturities of mortgage loans on real estate	716	1,422	1,866
Repayment (issuance) of policy loans, net	25	(6)	16
Net change in collateral on investments, derivatives and related settlements	(242)	(2,322)	(3,667)
Other	(76)	(93)	(83)
Net cash provided by (used in) investing activities	(2,366)	(7,173)	(10,256)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	-	65	145
Payment of long-term debt, including current maturities	-	(40)	(40)
Issuance (payment) of short-term debt	(347)	(385)	(313)
Payment related to sale-leaseback transactions	(4)	(47)	(52)
Proceeds from certain financing arrangements	-	53	53
Deposits of fixed account values, including the fixed portion of variable	3,041	6,892	11,049
Withdrawals of fixed account values, including the fixed portion of variable	(1,873)	(3,334)	(4,970)
Transfers from (to) separate accounts, net	70	116	71
Common stock issued for benefit plans	(17)	(21)	(21)
Dividends paid to Lincoln National Corporation	(25)	(305)	(580)
Other	-	-	(1)
Net cash provided by (used in) financing activities	845	2,994	5,341
Net increase (decrease) in cash, invested cash and restricted cash	(609)	(1,054)	(1,040)
Cash, invested cash and restricted cash as of beginning-of-year	2,331	2,331	2,331
Cash, invested cash and restricted cash as of end-of-period	$1,722	$1,277	$1,291

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As of March 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 - $104,684; allowance for credit losses: 2021 - $14)	$115,695	$-	$115,695
Trading securities	4,308	(21)	4,287
Equity securities	121	21	142
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2021 - $874)	17,159	-	17,159
Policy loans	2,487	-	2,487
Derivative investments	3,453	29	3,482
Other investments	3,024	(1)	3,023
Total investments	146,247	28	146,275
Cash and invested cash	1,086	-	1,086
Deferred acquisition costs and value of business acquired	7,606	-	7,606
Accrued investment income	1,255	-	1,255
Reinsurance recoverables, net of allowance for credit losses	18,583	-	18,583
Goodwill	1,778	-	1,778
Other assets	22,344	(414)	21,930
Separate account assets	171,339	-	171,339
Total assets	$370,238	$(386)	$369,852

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$38,940	$1	$38,941
Other contract holder funds	106,461	-	106,461
Short-term debt	568	-	568
Long-term debt	2,332	-	2,332
Payables for collateral on investments	7,593	-	7,593
Other liabilities	20,795	(380)	20,415
Separate account liabilities	171,339	-	171,339
Total liabilities	348,028	(379)	347,649

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,919	-	11,919
Retained earnings	4,451	(7)	4,444
Accumulated other comprehensive income (loss)	5,840	-	5,840
Total stockholder’s equity	22,210	(7)	22,203
Total liabilities and stockholder’s equity	$370,238	$(386)	$369,852

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As of June 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 - $105,530; allowance for credit losses: 2021 - $9)	$120,452	$-	$120,452
Trading securities	4,175	(21)	4,154
Equity securities	170	21	191
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2021 - $818)	17,487	-	17,487
Policy loans	2,395	-	2,395
Derivative investments	4,547	182	4,729
Other investments	3,223	(2)	3,221
Total investments	152,449	180	152,629
Cash and invested cash	1,914	-	1,914
Deferred acquisition costs and value of business acquired	6,207	-	6,207
Accrued investment income	1,215	-	1,215
Reinsurance recoverables, net of allowance for credit losses	18,257	-	18,257
Goodwill	1,778	-	1,778
Other assets	23,513	(642)	22,871
Separate account assets	178,795	-	178,795
Total assets	$384,128	$(462)	$383,666

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$39,620	$1	$39,621
Other contract holder funds	108,249	-	108,249
Short-term debt	457	-	457
Long-term debt	2,332	-	2,332
Payables for collateral on investments	8,192	-	8,192
Other liabilities	22,394	(460)	21,934
Separate account liabilities	178,795	-	178,795
Total liabilities	360,039	(459)	359,580

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,930	-	11,930
Retained earnings	4,598	(3)	4,595
Accumulated other comprehensive income (loss)	7,561	-	7,561
Total stockholder’s equity	24,089	(3)	24,086
Total liabilities and stockholder’s equity	$384,128	$(462)	$383,666

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As of September 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 - $106,752; allowance for credit losses: 2021 - $17)	$120,794	$-	$120,794
Trading securities	4,135	(21)	4,114
Equity securities	239	21	260
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2021 - $792)	17,633	-	17,633
Policy loans	2,364	-	2,364
Derivative investments	4,828	247	5,075
Other investments	3,305	(3)	3,302
Total investments	153,298	244	153,542
Cash and invested cash	2,194	-	2,194
Deferred acquisition costs and value of business acquired	5,917	1	5,918
Accrued investment income	1,251	-	1,251
Reinsurance recoverables, net of allowance for credit losses	18,207	-	18,207
Goodwill	1,778	-	1,778
Other assets	23,564	(623)	22,941
Separate account assets	175,667	-	175,667
Total assets	$381,876	$(378)	$381,498

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$40,016	$-	$40,016
Other contract holder funds	108,762	3	108,765
Short-term debt	483	-	483
Long-term debt	2,333	-	2,333
Payables for collateral on investments	8,378	-	8,378
Other liabilities	22,683	(375)	22,308
Separate account liabilities	175,667	-	175,667
Total liabilities	358,322	(372)	357,950

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,940	-	11,940
Retained earnings	4,670	(6)	4,664
Accumulated other comprehensive income (loss)	6,944	-	6,944
Total stockholder’s equity	23,554	(6)	23,548
Total liabilities and stockholder’s equity	$381,876	$(378)	$381,498

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As of March 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2022 - $106,939; allowance for credit losses: 2022 - $20)	$109,921	$(32)	$109,889
Trading securities	4,334	(21)	4,313
Equity securities	340	53	393
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2022 - $537)	17,795	-	17,795
Policy loans	2,325	-	2,325
Derivative investments	4,840	(266)	4,574
Other investments	3,527	(6)	3,521
Total investments	143,082	(272)	142,810
Cash and invested cash	1,722	-	1,722
Deferred acquisition costs and value of business acquired	8,688	1	8,689
Accrued investment income	1,209	-	1,209
Reinsurance recoverables, net of allowance for credit losses	22,870	-	22,870
Goodwill	1,778	-	1,778
Other assets	22,490	(206)	22,284
Separate account assets	168,879	-	168,879
Total assets	$370,718	$(477)	$370,241

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$39,186	$-	$39,186
Other contract holder funds	112,387	12	112,399
Short-term debt	737	-	737
Long-term debt	2,311	-	2,311
Payables for collateral on investments	8,905	-	8,905
Other liabilities	20,484	(960)	19,524
Separate account liabilities	168,879	-	168,879
Total liabilities	352,889	(948)	351,941

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,948	-	11,948
Retained earnings	4,330	469	4,799
Accumulated other comprehensive income (loss)	1,551	2	1,553
Total stockholder’s equity	17,829	471	18,300
Total liabilities and stockholder’s equity	$370,718	$(477)	$370,241

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As of June 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2022 - $108,963; allowance for credit losses: 2022 - $12)	$103,002	$(48)	$102,954
Trading securities	3,778	(18)	3,760
Equity securities	345	67	412
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2022 - $528)	17,830	-	17,830
Policy loans	2,355	-	2,355
Derivative investments	3,370	(203)	3,167
Other investments	3,758	24	3,782
Total investments	134,438	(178)	134,260
Cash and invested cash	1,277	-	1,277
Deferred acquisition costs and value of business acquired	11,832	-	11,832
Accrued investment income	1,196	-	1,196
Reinsurance recoverables, net of allowance for credit losses	23,554	-	23,554
Goodwill	1,778	-	1,778
Other assets	20,569	(122)	20,447
Separate account assets	145,791	-	145,791
Total assets	$340,435	$(300)	$340,135

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$38,735	$-	$38,735
Other contract holder funds	114,634	18	114,652
Short-term debt	698	-	698
Long-term debt	2,267	-	2,267
Payables for collateral on investments	7,525	-	7,525
Other liabilities	18,158	(780)	17,378
Separate account liabilities	145,791	-	145,791
Total liabilities	327,808	(762)	327,046

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	12,020	-	12,020
Retained earnings	4,506	456	4,962
Accumulated other comprehensive income (loss)	(3,899)	6	(3,893)
Total stockholder’s equity	12,627	462	13,089
Total liabilities and stockholder’s equity	$340,435	$(300)	$340,135

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As of September 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2022 - $110,323; allowance for credit losses: 2022 - $18)	$97,391	$-	$97,391
Trading securities	3,527	-	3,527
Equity securities	427	-	427
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2022 - $495)	17,975	-	17,975
Policy loans	2,333	-	2,333
Derivative investments	3,624	(226)	3,398
Other investments	3,627	(7)	3,620
Total investments	128,904	(233)	128,671
Cash and invested cash	1,291	-	1,291
Deferred acquisition costs and value of business acquired	13,757	8	13,765
Accrued investment income	1,238	-	1,238
Reinsurance recoverables, net of allowance for credit losses	24,256	-	24,256
Goodwill	1,144	-	1,144
Other assets	21,848	(288)	21,560
Separate account assets	137,295	-	137,295
Total assets	$329,733	$(513)	$329,220

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future contract benefits	$41,162	$-	$41,162
Other contract holder funds	117,729	27	117,756
Short-term debt	771	-	771
Long-term debt	2,267	-	2,267
Payables for collateral on investments	6,855	-	6,855
Other liabilities	17,629	(994)	16,635
Separate account liabilities	137,295	-	137,295
Total liabilities	323,708	(967)	322,741

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	12,114	-	12,114
Retained earnings	1,944	454	2,398
Accumulated other comprehensive income (loss)	(8,033)	-	(8,033)
Total stockholder’s equity	6,025	454	6,479
Total liabilities and stockholder’s equity	$329,733	$(513)	$329,220

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	March 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,330	$(6)	$1,324
Fee income	1,524	5	1,529
Net investment income	1,447	(1)	1,446
Realized gain (loss)	211	1	212
Amortization of deferred gain on business sold through reinsurance	7	-	7
Other revenues	170	-	170
Total revenues	4,689	(1)	4,688
Expenses
Interest credited	731	7	738
Benefits	2,182	1	2,183
Commissions and other expenses	1,171	-	1,171
Interest and debt expense	29	-	29
Spark program expense	13	-	13
Total expenses	4,126	8	4,134
Income (loss) before taxes	563	(9)	554
Federal income tax expense (benefit)	99	(2)	97
Net income (loss)	464	(7)	457
Other comprehensive income (loss), net of tax	(3,181)	-	(3,181)
Comprehensive income (loss)	$(2,717)	$(7)	$(2,724)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	June 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,328	$6	$1,334
Fee income	1,600	3	1,603
Net investment income	1,510	(1)	1,509
Realized gain (loss)	(172)	3	(169)
Amortization of deferred gain on business sold through reinsurance	7	-	7
Other revenues	162	-	162
Total revenues	4,435	11	4,446
Expenses
Interest credited	732	8	740
Benefits	1,848	-	1,848
Commissions and other expenses	1,262	(2)	1,260
Interest and debt expense	28	-	28
Spark program expense	21	-	21
Total expenses	3,891	6	3,897
Income (loss) before taxes	544	5	549
Federal income tax expense (benefit)	82	1	83
Net income (loss)	462	4	466
Other comprehensive income (loss), net of tax	1,721	-	1,721
Comprehensive income (loss)	$2,183	$4	$2,187

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	September 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,341	$-	$1,341
Fee income	1,927	4	1,931
Net investment income	1,511	(1)	1,510
Realized gain (loss)	(24)	(8)	(32)
Amortization of deferred gain on business sold through reinsurance	8	-	8
Other revenues	149	-	149
Total revenues	4,912	(5)	4,907
Expenses
Interest credited	744	(2)	742
Benefits	1,840	(1)	1,839
Commissions and other expenses	1,839	2	1,841
Interest and debt expense	29	-	29
Spark program expense	22	-	22
Total expenses	4,474	(1)	4,473
Income (loss) before taxes	438	(4)	434
Federal income tax expense (benefit)	66	(1)	65
Net income (loss)	372	(3)	369
Other comprehensive income (loss), net of tax	(617)	-	(617)
Comprehensive income (loss)	$(245)	$(3)	$(248)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	December 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,360	$-	$1,360
Fee income	1,561	6	1,567
Net investment income	1,376	(2)	1,374
Realized gain (loss)	74	626	700
Amortization of deferred gain on business sold through reinsurance	18	(8)	10
Other revenues	176	-	176
Total revenues	4,565	622	5,187
Expenses
Interest credited	686	5	691
Benefits	2,169	-	2,169
Commissions and other expenses	1,274	2	1,276
Interest and debt expense	28	-	28
Spark program expense	31	-	31
Total expenses	4,188	7	4,195
Income (loss) before taxes	377	615	992
Federal income tax expense (benefit)	46	130	176
Net income (loss)	331	485	816
Other comprehensive income (loss), net of tax	(400)	-	(400)
Comprehensive income (loss)	$(69)	$485	$416

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	March 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,406	$-	$1,406
Fee income	1,502	-	1,502
Net investment income	1,353	(1)	1,352
Realized gain (loss)	266	(9)	257
Amortization of deferred gain on business sold through reinsurance	18	(8)	10
Other revenues	151	3	154
Total revenues	4,696	(15)	4,681
Expenses
Interest credited	691	-	691
Benefits	2,199	-	2,199
Commissions and other expenses	1,192	(1)	1,191
Interest and debt expense	29	-	29
Spark program expense	31	-	31
Total expenses	4,142	(1)	4,141
Income (loss) before taxes	554	(14)	540
Federal income tax expense (benefit)	85	(3)	82
Net income (loss)	469	(11)	458
Other comprehensive income (loss), net of tax	(4,993)	2	(4,991)
Comprehensive income (loss)	$(4,524)	$(9)	$(4,533)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	June 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,436	$-	$1,436
Fee income	1,446	-	1,446
Net investment income	1,309	29	1,338
Realized gain (loss)	82	(12)	70
Amortization of deferred gain on business sold through reinsurance	18	(8)	10
Other revenues	163	(30)	133
Total revenues	4,454	(21)	4,433
Expenses
Interest credited	701	-	701
Benefits	2,051	-	2,051
Commissions and other expenses	1,081	(4)	1,077
Interest and debt expense	31	-	31
Spark program expense	44	-	44
Total expenses	3,908	(4)	3,904
Income (loss) before taxes	546	(17)	529
Federal income tax expense (benefit)	90	(4)	86
Net income (loss)	456	(13)	443
Other comprehensive income (loss), net of tax	(5,450)	4	(5,446)
Comprehensive income (loss)	$(4,994)	$(9)	$(5,003)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	September 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,496	$-	$1,496
Fee income	1,438	-	1,438
Net investment income	1,272	(31)	1,241
Realized gain (loss)	5	6	11
Amortization of deferred gain on business sold through reinsurance	17	(8)	9
Other revenues	135	27	162
Total revenues	4,363	(6)	4,357
Expenses
Interest credited	717	-	717
Benefits	4,498	-	4,498
Commissions and other expenses	1,208	(3)	1,205
Interest and debt expense	36	-	36
Spark program expense	44	-	44
Impairment of intangibles	634	-	634
Total expenses	7,137	(3)	7,134
Income (loss) before taxes	(2,774)	(3)	(2,777)
Federal income tax expense (benefit)	(487)	(1)	(488)
Net income (loss)	(2,287)	(2)	(2,289)
Other comprehensive income (loss), net of tax	(4,134)	(6)	(4,140)
Comprehensive income (loss)	$(6,421)	$(8)	$(6,429)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	December 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,503	$-	$1,503
Fee income	1,397	-	1,397
Net investment income	1,336	7	1,343
Realized gain (loss)	(152)	28	(124)
Amortization of deferred gain on business sold through reinsurance	16	(8)	8
Other revenues	172	-	172
Total revenues	4,272	27	4,299
Expenses
Interest credited	740	-	740
Benefits	2,053	-	2,053
Commissions and other expenses	1,318	8	1,326
Interest and debt expense	41	-	41
Spark program expense	48	-	48
Total expenses	4,200	8	4,208
Income (loss) before taxes	72	19	91
Federal income tax expense (benefit)	(17)	3	(14)
Net income (loss)	89	16	105
Other comprehensive income (loss), net of tax	960	-	960
Comprehensive income (loss)	$1,049	$16	$1,065

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(Unaudited, in millions)

	For the Three Months Ended
	March 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-year	$11,853	$-	$11,853
Capital contribution from Lincoln National Corporation	65	-	65
Stock compensation/issued for benefit plans	1	-	1
Balance as of end-of-period	11,919	-	11,919

Retained Earnings
Balance as of beginning-of-year	4,167	-	4,167
Net income (loss)	464	(7)	457
Dividends paid to Lincoln National Corporation	(180)	-	(180)
Balance as of end-of-period	4,451	(7)	4,444

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	9,021	-	9,021
Other comprehensive income (loss), net of tax	(3,181)	-	(3,181)
Balance as of end-of-period	5,840	-	5,840
Total stockholder’s equity as of end-of-period	$22,210	$(7)	$22,203

	For the Three Months Ended
	June 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-period	$11,919	$-	$11,919
Capital contribution from Lincoln National Corporation	-	-	-
Stock compensation/issued for benefit plans	11	-	11
Balance as of end-of-period	11,930	-	11,930

Retained Earnings
Balance as of beginning-of-period	4,451	(7)	4,444
Net income (loss)	462	4	466
Dividends paid to Lincoln National Corporation	(315)	-	(315)
Balance as of end-of-period	4,598	(3)	4,595

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-period	5,840	-	5,840
Other comprehensive income (loss), net of tax	1,721	-	1,721
Balance as of end-of-period	7,561	-	7,561
Total stockholder’s equity as of end-of-period	$24,089	$(3)	$24,086

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(Unaudited, in millions)

	For the Three Months Ended
	September 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-period	$11,930	$-	$11,930
Capital contribution from Lincoln National Corporation	-	-	-
Stock compensation/issued for benefit plans	10	-	10
Balance as of end-of-period	11,940	-	11,940

Retained Earnings
Balance as of beginning-of-period	4,598	(3)	4,595
Net income (loss)	372	(3)	369
Dividends paid to Lincoln National Corporation	(300)	-	(300)
Balance as of end-of-period	4,670	(6)	4,664

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-period	7,561	-	7,561
Other comprehensive income (loss), net of tax	(617)	-	(617)
Balance as of end-of-period	6,944	-	6,944
Total stockholder’s equity as of end-of-period	$23,554	$(6)	$23,548

	For the Three Months Ended
	March 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-year	$11,950	$-	$11,950
Capital contribution from Lincoln National Corporation	-	-	-
Stock compensation/issued for benefit plans	(2)	-	(2)
Balance as of end-of-period	11,948	-	11,948

Retained Earnings
Balance as of beginning-of-year	3,886	480	4,366
Net income (loss)	469	(11)	458
Dividends paid to Lincoln National Corporation	(25)	-	(25)
Balance as of end-of-period	4,330	469	4,799

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	6,544	-	6,544
Other comprehensive income (loss), net of tax	(4,993)	2	(4,991)
Balance as of end-of-period	1,551	2	1,553
Total stockholder’s equity as of end-of-period	$17,829	$471	$18,300

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(Unaudited, in millions)

	For the Three Months Ended
	June 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-period	$11,948	$-	$11,948
Capital contribution from Lincoln National Corporation	65	-	65
Stock compensation/issued for benefit plans	7	-	7
Balance as of end-of-period	12,020	-	12,020

Retained Earnings
Balance as of beginning-of-period	4,330	469	4,799
Net income (loss)	456	(13)	443
Dividends paid to Lincoln National Corporation	(280)	-	(280)
Balance as of end-of-period	4,506	456	4,962

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-period	1,551	2	1,553
Other comprehensive income (loss), net of tax	(5,450)	4	(5,446)
Balance as of end-of-period	(3,899)	6	(3,893)
Total stockholder’s equity as of end-of-period	$12,627	$462	$13,089

	For the Three Months Ended
	September 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-period	$12,020	$-	$12,020
Capital contribution from Lincoln National Corporation	80	-	80
Stock compensation/issued for benefit plans	14	-	14
Balance as of end-of-period	12,114	-	12,114

Retained Earnings
Balance as of beginning-of-period	4,506	456	4,962
Net income (loss)	(2,287)	(2)	(2,289)
Dividends paid to Lincoln National Corporation	(275)	-	(275)
Balance as of end-of-period	1,944	454	2,398

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-period	(3,899)	6	(3,893)
Other comprehensive income (loss), net of tax	(4,134)	(6)	(4,140)
Balance as of end-of-period	(8,033)	-	(8,033)
Total stockholder’s equity as of end-of-period	$6,025	$454	$6,479

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Three Months Ended
	March 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$464	$(7)	$457
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(211)	(1)	(212)
Sales and maturities (purchases) of trading securities, net	98	20	118
Amortization of deferred gain (loss) on business sold through reinsurance	(7)	-	(7)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	50	-	50
Premiums and fees receivable	(169)	6	(163)
Accrued investment income	(51)	-	(51)
Insurance liabilities and reinsurance-related balances	(265)	2	(263)
Accrued expenses	(35)	-	(35)
Federal income tax accruals	99	(2)	97
Cash management agreement	(182)	-	(182)
Other	(204)	1	(203)
Net cash provided by (used in) operating activities	(413)	19	(394)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(3,783)	(20)	(3,803)
Sales of available-for-sale securities and equity securities	592	-	592
Maturities of available-for-sale securities	1,862	-	1,862
Purchases of alternative investments	(163)	-	(163)
Sales and repayments of alternative investments	54	-	54
Issuance of mortgage loans on real estate	(869)	1	(868)
Repayment and maturities of mortgage loans on real estate	398	-	398
Repayment (issuance) of policy loans, net	(76)	-	(76)
Net change in collateral on investments, derivatives and related settlements	987	-	987
Other	(30)	-	(30)
Net cash provided by (used in) investing activities	(1,028)	(19)	(1,047)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	-	65
Payment of long-term debt, including current maturities	(60)	-	(60)
Issuance (payment) of short-term debt	71	-	71
Deposits of fixed account values, including the fixed portion of variable	3,132	4	3,136
Withdrawals of fixed account values, including the fixed portion of variable	(1,768)	4	(1,764)
Transfers from (to) separate accounts, net	(122)	(8)	(130)
Common stock issued for benefit plans	(10)	-	(10)
Dividends paid to Lincoln National Corporation	(180)	-	(180)
Other	(63)	-	(63)
Net cash provided by (used in) financing activities	1,065	-	1,065
Net increase (decrease) in cash, invested cash and restricted cash	(376)	-	(376)
Cash, invested cash and restricted cash as of beginning-of-year	1,462	-	1,462
Cash, invested cash and restricted cash as of end-of-period	$1,086	$-	$1,086

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Six Months Ended
	June 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$926	$(3)	$923
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(39)	(4)	(43)
Sales and maturities (purchases) of trading securities, net	210	20	230
Amortization of deferred gain (loss) on business sold through reinsurance	(14)	-	(14)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	109	(3)	106
Premiums and fees receivable	(98)	-	(98)
Accrued investment income	(11)	-	(11)
Insurance liabilities and reinsurance-related balances	(3)	8	5
Accrued expenses	35	-	35
Federal income tax accruals	167	-	167
Cash management agreement	(1,223)	-	(1,223)
Other	(219)	-	(219)
Net cash provided by (used in) operating activities	(160)	18	(142)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(8,192)	(20)	(8,212)
Sales of available-for-sale securities and equity securities	1,277	-	1,277
Maturities of available-for-sale securities	4,570	-	4,570
Purchases of alternative investments	(360)	-	(360)
Sales and repayments of alternative investments	128	-	128
Issuance of mortgage loans on real estate	(1,611)	2	(1,609)
Repayment and maturities of mortgage loans on real estate	846	-	846
Repayment (issuance) of policy loans, net	16	-	16
Net change in collateral on investments, derivatives and related settlements	1,704	-	1,704
Other	(67)	-	(67)
Net cash provided by (used in) investing activities	(1,689)	(18)	(1,707)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	-	65
Payment of long-term debt, including current maturities	(60)	-	(60)
Issuance (payment) of short-term debt	(40)	-	(40)
Proceeds from certain financing arrangements	50	-	50
Deposits of fixed account values, including the fixed portion of variable	6,367	3	6,370
Withdrawals of fixed account values, including the fixed portion of variable	(3,283)	23	(3,260)
Transfers from (to) separate accounts, net	(229)	(26)	(255)
Common stock issued for benefit plans	(11)	-	(11)
Dividends paid to Lincoln National Corporation	(495)	-	(495)
Other	(63)	-	(63)
Net cash provided by (used in) financing activities	2,301	-	2,301
Net increase (decrease) in cash, invested cash and restricted cash	452	-	452
Cash, invested cash and restricted cash as of beginning-of-year	1,462	-	1,462
Cash, invested cash and restricted cash as of end-of-period	$1,914	$-	$1,914

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Nine Months Ended
	September 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$1,298	$(6)	$1,292
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(16)	5	(11)
Sales and maturities (purchases) of trading securities, net	219	20	239
Amortization of deferred gain (loss) on business sold through reinsurance	(22)	-	(22)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	325	-	325
Premiums and fees receivable	(99)	-	(99)
Accrued investment income	(44)	-	(44)
Insurance liabilities and reinsurance-related balances	(300)	(1)	(301)
Accrued expenses	200	-	200
Federal income tax accruals	234	(1)	233
Cash management agreement	(1,367)	-	(1,367)
Other	(226)	-	(226)
Net cash provided by (used in) operating activities	202	17	219
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(11,756)	(20)	(11,776)
Sales of available-for-sale securities and equity securities	1,441	-	1,441
Maturities of available-for-sale securities	6,897	-	6,897
Purchases of alternative investments	(504)	-	(504)
Sales and repayments of alternative investments	258	-	258
Issuance of mortgage loans on real estate	(2,191)	3	(2,188)
Repayment and maturities of mortgage loans on real estate	1,267	-	1,267
Repayment (issuance) of policy loans, net	47	-	47
Net change in collateral on investments, derivatives and related settlements	2,132	-	2,132
Other	(181)	-	(181)
Net cash provided by (used in) investing activities	(2,590)	(17)	(2,607)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	-	65
Payment of long-term debt, including current maturities	(60)	-	(60)
Issuance (payment) of short-term debt	(14)	-	(14)
Proceeds from certain financing arrangements	50	-	50
Deposits of fixed account values, including the fixed portion of variable	9,136	2	9,138
Withdrawals of fixed account values, including the fixed portion of variable	(4,935)	-	(4,935)
Transfers from (to) separate accounts, net	(252)	(2)	(254)
Common stock issued for benefit plans	(12)	-	(12)
Dividends paid to Lincoln National Corporation	(795)	-	(795)
Other	(63)	-	(63)
Net cash provided by (used in) financing activities	3,120	-	3,120
Net increase (decrease) in cash, invested cash and restricted cash	732	-	732
Cash, invested cash and restricted cash as of beginning-of-year	1,462	-	1,462
Cash, invested cash and restricted cash as of end-of-period	$2,194	$-	$2,194

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Three Months Ended
	March 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$469	$(11)	$458
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(266)	9	(257)
Sales and maturities (purchases) of trading securities, net	(189)	-	(189)
Amortization of deferred gain (loss) on business sold through reinsurance	(18)	8	(10)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	24	-	24
Premiums and fees receivable	(91)	-	(91)
Accrued investment income	(44)	-	(44)
Insurance liabilities and reinsurance-related balances	303	(4)	299
Accrued expenses	(229)	-	(229)
Federal income tax accruals	85	(3)	82
Cash management agreement	872	-	872
Other	-	(3)	(3)
Net cash provided by (used in) operating activities	916	(4)	912
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(3,910)	-	(3,910)
Sales of available-for-sale securities and equity securities	105	-	105
Maturities of available-for-sale securities	1,566	-	1,566
Purchases of alternative investments	(141)	-	(141)
Sales and repayments of alternative investments	130	-	130
Issuance of mortgage loans on real estate	(540)	1	(539)
Repayment and maturities of mortgage loans on real estate	716	-	716
Repayment (issuance) of policy loans, net	25	-	25
Net change in collateral on investments, derivatives and related settlements	(242)	-	(242)
Other	(79)	3	(76)
Net cash provided by (used in) investing activities	(2,370)	4	(2,366)
Cash Flows from Financing Activities
Issuance (payment) of short-term debt	(347)	-	(347)
Payment related to sale-leaseback transactions	(4)	-	(4)
Deposits of fixed account values, including the fixed portion of variable	3,043	(2)	3,041
Withdrawals of fixed account values, including the fixed portion of variable	(1,819)	(54)	(1,873)
Transfers from (to) separate accounts, net	14	56	70
Common stock issued for benefit plans	(17)	-	(17)
Dividends paid to Lincoln National Corporation	(25)	-	(25)
Net cash provided by (used in) financing activities	845	-	845
Net increase (decrease) in cash, invested cash and restricted cash	(609)	-	(609)
Cash, invested cash and restricted cash as of beginning-of-year	2,331	-	2,331
Cash, invested cash and restricted cash as of end-of-period	$1,722	$-	$1,722

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Six Months Ended
	June 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$925	$(25)	$900
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(347)	20	(327)
Sales and maturities (purchases) of trading securities, net	109	-	109
Amortization of deferred gain (loss) on business sold through reinsurance	(35)	15	(20)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	(8)	(2)	(10)
Premiums and fees receivable	(71)	-	(71)
Accrued investment income	(40)	-	(40)
Insurance liabilities and reinsurance-related balances	54	27	81
Accrued expenses	(340)	-	(340)
Federal income tax accruals	198	(6)	192
Cash management agreement	2,427	-	2,427
Other	258	(34)	224
Net cash provided by (used in) operating activities	3,130	(5)	3,125
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(8,091)	1	(8,090)
Sales of available-for-sale securities and equity securities	236	-	236
Maturities of available-for-sale securities	3,165	-	3,165
Purchases of alternative investments	(300)	-	(300)
Sales and repayments of alternative investments	181	-	181
Issuance of mortgage loans on real estate	(1,368)	2	(1,366)
Repayment and maturities of mortgage loans on real estate	1,422	-	1,422
Repayment (issuance) of policy loans, net	(6)	-	(6)
Net change in collateral on investments, derivatives and related settlements	(2,321)	(1)	(2,322)
Other	(96)	3	(93)
Net cash provided by (used in) investing activities	(7,178)	5	(7,173)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	-	65
Payment of long-term debt, including current maturities	(40)	-	(40)
Issuance (payment) of short-term debt	(385)	-	(385)
Payment related to sale-leaseback transactions	(47)	-	(47)
Proceeds from certain financing arrangements	53	-	53
Deposits of fixed account values, including the fixed portion of variable	6,892	-	6,892
Withdrawals of fixed account values, including the fixed portion of variable	(3,280)	(54)	(3,334)
Transfers from (to) separate accounts, net	62	54	116
Common stock issued for benefit plans	(21)	-	(21)
Dividends paid to Lincoln National Corporation	(305)	-	(305)
Net cash provided by (used in) financing activities	2,994	-	2,994
Net increase (decrease) in cash, invested cash and restricted cash	(1,054)	-	(1,054)
Cash, invested cash and restricted cash as of beginning-of-year	2,331	-	2,331
Cash, invested cash and restricted cash as of end-of-period	$1,277	$-	$1,277

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Nine Months Ended
	September 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$(1,362)	$(27)	$(1,389)
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(353)	15	(338)
Sales and maturities (purchases) of trading securities, net	164	-	164
Amortization of deferred gain (loss) on business sold through reinsurance	(52)	23	(29)
Impairment of intangibles	634	-	634
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	9	(6)	3
Premiums and fees receivable	(2)	-	(2)
Accrued investment income	(77)	-	(77)
Insurance liabilities and reinsurance-related balances	2,311	-	2,311
Accrued expenses	(375)	-	(375)
Federal income tax accruals	(301)	(7)	(308)
Cash management agreement	2,803	-	2,803
Other	480	(2)	478
Net cash provided by (used in) operating activities	3,879	(4)	3,875
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(11,961)	-	(11,961)
Sales of available-for-sale securities and equity securities	1,231	-	1,231
Maturities of available-for-sale securities	4,339	-	4,339
Purchases of alternative investments	(453)	-	(453)
Sales and repayments of alternative investments	380	-	380
Issuance of mortgage loans on real estate	(1,928)	4	(1,924)
Repayment and maturities of mortgage loans on real estate	1,866	-	1,866
Repayment (issuance) of policy loans, net	16	-	16
Net change in collateral on investments, derivatives and related settlements	(3,667)	-	(3,667)
Other	(83)	-	(83)
Net cash provided by (used in) investing activities	(10,260)	4	(10,256)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	145	-	145
Payment of long-term debt, including current maturities	(40)	-	(40)
Issuance (payment) of short-term debt	(313)	-	(313)
Payment related to sale-leaseback transactions	(52)	-	(52)
Proceeds from certain financing arrangements	53	-	53
Deposits of fixed account values, including the fixed portion of variable	11,054	(5)	11,049
Withdrawals of fixed account values, including the fixed portion of variable	(4,916)	(54)	(4,970)
Transfers from (to) separate accounts, net	12	59	71
Common stock issued for benefit plans	(21)	-	(21)
Dividends paid to Lincoln National Corporation	(580)	-	(580)
Other	(1)	-	(1)
Net cash provided by (used in) financing activities	5,341	-	5,341
Net increase (decrease) in cash, invested cash and restricted cash	(1,040)	-	(1,040)
Cash, invested cash and restricted cash as of beginning-of-year	2,331	-	2,331
Cash, invested cash and restricted cash as of end-of-period	$1,291	$-	$1,291

Item 9A. Controls and Procedures

(a) Conclusions Regarding Disclosure Controls and Procedures

As of the end of the period required by this report, we, under the supervision and with the participation of our President and Chief Financial Officer, conducted an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Based on that evaluation, our President and Chief Financial Officer have concluded that our disclosure controls and procedures were ineffective as a result of the material weakness described within Management’s Report on Internal Control Over Financial Reporting.

(b) Management’s Report on Internal Control Over Financial Reporting

Management’s Report on Internal Control Over Financial Reporting is included on page 69 of “Item 8. Financial Statements and Supplementary Data” and is incorporated herein by reference.

A control system, no matter how well designed and operated, can provide only reasonable assurance that the control system’s objectives will be met. Further, because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud, if any, within the Company have been detected. Projections of any evaluation of controls’ effectiveness to future periods are subject to risks. Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies or procedures.

(c) Changes in Internal Control Over Financial Reporting

Except as noted above with respect to the identification of the material weakness, there has been no change in the Company’s internal control over financial reporting during the quarter ended December 31, 2022, that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act). Further details are described in Management’s Report on Internal Control Over Financial Reporting.

PART IV

Item 15. Exhibits, Financial Statement Schedules

(a) (1) Financial Statements

The following Consolidated Financial Statements of The Lincoln National Life Insurance Company are included in Part II – Item 8:

Management’s Report on Internal Control Over Financial Reporting

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets – December 31, 2022 (As Restated) and 2021 (As Restated)

Consolidated Statements of Comprehensive Income (Loss) – Years ended December 31, 2022 (As Restated), 2021 (As Restated) and 2020

Consolidated Statements of Stockholder’s Equity – Years ended December 31, 2022 (As Restated), 2021 (As Restated) and 2020

Consolidated Statements of Cash Flows – Years ended December 31, 2022 (As Restated), 2021 (As Restated) and 2020

Notes to Consolidated Financial Statements

(a) (2) Financial Statement Schedules

The Financial Statement Schedules are listed in the Index to Financial Statement Schedules on page FS-1, which is incorporated herein by reference.

(a) (3) Listing of Exhibits

The Exhibits are listed in the Index to Exhibits beginning on page 163, which is incorporated herein by reference.

(c) The Financial Statement Schedules for The Lincoln National Life Insurance Company begin on page FS-2, which are incorporated herein by reference.

INDEX TO EXHIBITS

3.1	Amended and Restated Articles of Incorporation of LNL, incorporated by reference to Exhibit 3.1 to LNL’s Form 10 (File No. 000-55871) filed with the SEC on November 15, 2017.
3.2	Amended and Restated Bylaws of LNL (effective April 26, 2006), incorporated by reference to Exhibit 3.2 to LNL’s Form 10 (File No. 000-55871) filed with the SEC on November 15, 2017.
10.1

Indemnity Reinsurance Agreement, dated as of January 1, 1998, between Connecticut General Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated by reference to Exhibit 10.67 to LNC’s Form 10-K (File No. 1-6028) for the year ended December 31, 2008.*

10.2

Coinsurance Agreement, dated as of October 1, 1998, AETNA Life Insurance and Annuity Company and Lincoln Life & Annuity Company of New York is incorporated by reference to Exhibit 10.68 to LNC’s Form 10-K (File No. 1-6028) for the year ended December 31, 2008.*

10.3

Master Transaction Agreement, dated as of January 18, 2018, by and among The Lincoln National Life Insurance Company, for the limited purposes set forth therein, Lincoln National Corporation, Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, for the limited purposes set forth therein, Liberty Mutual Group Inc., Protective Life Insurance Company and for the limited purposes set forth therein, Protective Life Corporation (filed as Exhibit 2.1 to Lincoln National Corporation’s Current Report on Form 8-K filed on January 22, 2018, and incorporated herein by reference).*

23	Consent of Independent Registered Public Accounting Firm.
31.1	Certification of the President pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	Certification of the Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	Certification of the President pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Schedules to this agreement have been omitted pursuant to Item 601(a) of Regulation S-K. LNL will furnish supplementally a copy of the schedule to the SEC, upon request.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, The Lincoln National Life Insurance Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Dated: March 30, 2023	By:	/s/ Christopher Neczypor
Christopher Neczypor
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on March 30, 2023.

Signature	Title

/s/ Ellen G. Cooper	President and Director
Ellen G. Cooper	(Principal Executive Officer)

/s/ Christopher Neczypor	Executive Vice President, Chief Financial Officer and Director
Christopher Neczypor	(Principal Financial Officer)

/s/ Adam Cohen	Senior Vice President and Chief Accounting Officer
Adam Cohen	(Principal Accounting Officer)

/s/ Craig T. Beazer	Director
Craig T. Beazer

/s/ Jayson R. Bronchetti	Director
Jayson R. Bronchetti

/s/ Eric B. Wilmer	Director
Eric B. Wilmer

Index to Financial Statement Schedules

I	– Summary of Investments – Other than Investments in Related Parties	FS-2
III	– Supplementary Insurance Information	FS-3
IV	– Reinsurance	FS-5

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions, are inapplicable, or the required information is included in the consolidated financial statements, and therefore omitted. See “Part II – Item 7. Management’s Narrative Analysis of the Results of Operations – Critical Accounting Policies and Estimates” on page 4 for more detail on items contained within these schedules.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SCHEDULE I – CONSOLIDATED SUMMARY OF INVESTMENTS – OTHER THAN

INVESTMENTS IN RELATED PARTIES

(in millions)

Column A	Column B	Column C	Column D
	As Restated
	As of December 31, 2022
		Fair	Carrying
Type of Investment	Cost	Value	Value
Fixed Maturity Available-For-Sale Securities (1)
Bonds:
U.S. government bonds	$377	$351	$351
Foreign government bonds	339	311	311
State and municipal bonds	5,198	4,885	4,885
Public utilities	13,730	12,084	12,084
All other corporate bonds	75,220	67,082	67,082
Mortgage-backed and asset-backed securities	15,724	14,402	14,402
Hybrid and redeemable preferred securities	356	350	350
Total fixed maturity available-for-sale securities	110,944	99,465	99,465

Equity Securities
Common stocks:
Banks, trusts and insurance companies	48	47	47
Industrial, miscellaneous and all other	55	146	146
Non-redeemable preferred securities	285	234	234
Total equity securities	388	427	427

Trading securities	3,782	3,446	3,446
Mortgage loans on real estate (2)	18,336	16,477	18,211
Policy loans	2,345	N/A	2,345
Derivative investments	1,869	3,519	3,519
Other investments	3,577	3,577	3,577
Total investments	$141,241		$130,990

(1)For investments deemed to have declines in value that are impairment-related, an allowance for credit losses is recorded to reduce the carrying value to their estimated realizable value.

(2)Mortgage loans on real estate are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans at fair value where the fair value option has been elected.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SCHEDULE III – CONDENSED SUPPLEMENTARY INSURANCE INFORMATION

(in millions)

Column A	Column B	Column C	Column D	Column E	Column F
				Other
		Future		Contract
	DAC and	Contract	Unearned	Holder	Insurance
Segment	VOBA	Benefits	Premiums (1)	Funds	Premiums (2)

	As Restated
	As of or For the Year Ended December 31, 2022
Life Insurance	$8,346	$19,797	$-	$43,684	$908
Annuities	4,796	5,556	-	45,493	165
Group Protection	164	6,580	-	213	4,768
Retirement Plan Services	309	18	-	25,133	-
Other Operations	-	9,647	-	5,837	-
Total	$13,615	$41,598	$-	$120,360	$5,841

	As Restated
	As of or For the Year Ended December 31, 2021
Life Insurance	$1,514	$19,929	$-	$39,197	$783
Annuities	4,142	4,180	-	41,620	116
Group Protection	171	6,326	-	214	4,450
Retirement Plan Services	159	15	-	23,635	-
Other Operations	-	9,966	-	6,517	10
Total	$5,986	$40,416	$-	$111,183	$5,359

	As of or For the Year Ended December 31, 2020
Life Insurance	$1,572	$19,621	$-	$39,233	$711
Annuities	3,939	4,183	-	35,234	121
Group Protection	187	5,986	-	213	4,280
Retirement Plan Services	126	11	-	22,912	-
Other Operations	-	10,345	-	7,266	10
Total	$5,824	$40,146	$-	$104,858	$5,122

(1)Unearned premiums are included in Column C, future contract benefits.

(2)Includes amounts ceded to LNBAR.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SCHEDULE III – CONDENSED SUPPLEMENTARY INSURANCE INFORMATION (Continued)

(in millions)

Column A	Column G	Column H	Column I	Column J	Column K
		Benefits	Amortization
	Net	and	of DAC	Other
	Investment	Interest	and	Operating	Premiums
Segment	Income	Credited	VOBA	Expenses	Written

	As Restated
	As of or For the Year Ended December 31, 2022
Life Insurance	$2,464	$7,877	$537	$673	$-
Annuities	1,386	1,182	249	1,440	-
Group Protection	333	3,847	106	1,219	-
Retirement Plan Services	966	633	17	379	-
Other Operations	125	111	-	347	-
Total	$5,274	$13,650	$909	$4,058	$-

	As Restated
	As of or For the Year Ended December 31, 2021
Life Insurance	$3,054	$5,327	$1,029	$693	$-
Annuities	1,314	990	433	1,547	-
Group Protection	364	3,896	107	1,154	-
Retirement Plan Services	982	620	31	387	-
Other Operations	125	117	-	254	-
Total	$5,839	$10,950	$1,600	$4,035	$-

	As of or For the Year Ended December 31, 2020
Life Insurance	$2,689	$5,668	$768	$690	$-
Annuities	1,192	1,026	376	1,350	-
Group Protection	329	3,505	114	1,120	-
Retirement Plan Services	924	617	28	374	-
Other Operations	130	133	-	140	-
Total	$5,264	$10,949	$1,286	$3,674	$-

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SCHEDULE IV – CONSOLIDATED REINSURANCE

(in millions)

Column A	Column B	Column C	Column D	Column E	Column F
		Ceded	Assumed		Percentage
		to	from		of Amount
	Gross	Other	Other	Net	Assumed
Description	Amount	Companies	Companies	Amount	to Net

	As of or For the Year Ended December 31, 2022
Individual life insurance in force (1)	$1,997,539	$848,979	$9,010	$1,157,570	0.8%
Premiums:
Life insurance and annuities (2)	10,564	2,247	98	8,415	1.2%
Accident and health insurance	3,243	38	4	3,209	0.1%
Total premiums	$13,807	$2,285	$102	$11,624

	As Restated
	As of or For the Year Ended December 31, 2021
Individual life insurance in force (1)	$1,808,596	$789,638	$10,651	$1,029,609	1.0%
Premiums:
Life insurance and annuities (2)	10,978	2,095	91	8,974	1.0%
Accident and health insurance	3,050	41	6	3,015	0.2%
Total premiums	$14,028	$2,136	$97	$11,989

	As of or For the Year Ended December 31, 2020
Individual life insurance in force (1)	$1,611,276	$684,067	$11,141	$938,350	1.2%
Premiums:
Life insurance and annuities (2)	10,329	1,977	94	8,446	1.1%
Accident and health insurance	2,830	41	7	2,796	0.3%
Total premiums	$13,159	$2,018	$101	$11,242

(1)Includes Group Protection segment and Other Operations in-force amounts.

(2)Includes insurance fees on universal life and other interest-sensitive products.

Lincoln National Variable Annuity Account E

Lincoln National Variable Annuity Account E

Statements of assets and liabilities

December 31, 2022

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
American Funds Asset Allocation Fund - Class 1	$8,642,617	$8,642,617	$306	$8,642,311
American Funds Capital Income Builder® - Class 4	789,807	789,807	31	789,776
American Funds Capital World Bond Fund - Class 1	919,907	919,907	36	919,871
American Funds Capital World Growth and Income Fund - Class 1	2,015,585	2,015,585	72	2,015,513
American Funds Global Balanced Fund - Class 2	498,157	498,157	18	498,139
American Funds Global Growth Fund - Class 1	3,011,825	3,011,825	108	3,011,717
American Funds Global Growth PortfolioSM - Class 4	76,738	76,738	3	76,735
American Funds Global Small Capitalization Fund - Class 1	1,443,481	1,443,481	52	1,443,429
American Funds Growth and Income PortfolioSM - Class 4	324,392	324,392	11	324,381
American Funds Growth Fund - Class 1	86,341,958	86,341,958	3,048	86,338,910
American Funds Growth-Income Fund - Class 1	86,927,953	86,927,953	3,104	86,924,849
American Funds High-Income Trust - Class 1	4,748,111	4,748,111	173	4,747,938
American Funds International Fund - Class 1	5,795,216	5,795,216	210	5,795,006
American Funds International Growth and Income Fund - Class 1	397,346	397,346	16	397,330
American Funds Managed Risk Asset Allocation Fund - Class P2	210,998	210,998	11	210,987
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	45,518	45,518	3	45,515
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	1,171,425	1,171,425	57	1,171,368
American Funds Managed Risk Growth Fund - Class P2	24,107	24,107	1	24,106
American Funds Managed Risk Growth PortfolioSM - Class P2	199,267	199,267	13	199,254
American Funds Managed Risk Growth-Income Fund - Class P2	1,562,686	1,562,686	60	1,562,626
American Funds Managed Risk International Fund - Class P2	25,922	25,922	2	25,920
American Funds Managed Risk Washington Mutual Investors Fund - Class P2	325,066	325,066	12	325,054
American Funds Mortgage Fund - Class 2	68,542	68,542	3	68,539
American Funds New World Fund® - Class 1	1,343,813	1,343,813	49	1,343,764
American Funds The Bond Fund of America - Class 1	4,543,815	4,543,815	170	4,543,645
American Funds U.S. Government Securities Fund - Class 1	3,368,012	3,368,012	124	3,367,888
American Funds Ultra-Short Bond Fund - Class 1	6,731,172	6,731,172	233	6,730,939
American Funds Washington Mutual Investors Fund - Class 1	4,281,848	4,281,848	161	4,281,687
LVIP American Balanced Allocation Fund - Standard Class	1,458,098	1,458,098	56	1,458,042
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	1,152,918	1,152,918	53	1,152,865
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	816,767	816,767	47	816,720
LVIP American Growth Allocation Fund - Standard Class	257,893	257,893	10	257,883
LVIP American Income Allocation Fund - Standard Class	588,991	588,991	21	588,970
LVIP American Preservation Fund - Service Class	913,056	913,056	38	913,018

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln National Variable Annuity Account E

Statements of operations

Year Ended December 31, 2022

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
American Funds Asset Allocation Fund - Class 1	$194,191	$(118,963)	$75,228	$134,734
American Funds Capital Income Builder® - Class 4	21,454	(12,072)	9,382	8,222
American Funds Capital World Bond Fund - Class 1	3,158	(15,320)	(12,162)	(58,044)
American Funds Capital World Growth and Income Fund - Class 1	56,575	(29,443)	27,132	(3,243)
American Funds Global Balanced Fund - Class 2	—	(7,572)	(7,572)	5,181
American Funds Global Growth Fund - Class 1	30,385	(44,638)	(14,253)	50,442
American Funds Global Growth PortfolioSM - Class 4	2,030	(1,149)	881	(444)
American Funds Global Small Capitalization Fund - Class 1	—	(21,281)	(21,281)	(25,893)
American Funds Growth and Income PortfolioSM - Class 4	8,935	(4,233)	4,702	(3,182)
American Funds Growth Fund - Class 1	589,084	(1,335,147)	(746,063)	6,074,491
American Funds Growth-Income Fund - Class 1	1,425,993	(1,239,878)	186,115	3,210,003
American Funds High-Income Trust - Class 1	399,518	(69,969)	329,549	(80,864)
American Funds International Fund - Class 1	124,340	(83,581)	40,759	(37,297)
American Funds International Growth and Income Fund - Class 1	11,824	(5,898)	5,926	3,217
American Funds Managed Risk Asset Allocation Fund - Class P2	5,280	(4,826)	454	1,128
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	795	(1,180)	(385)	378
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	32,446	(23,089)	9,357	(6,748)
American Funds Managed Risk Growth Fund - Class P2	361	(334)	27	(116)
American Funds Managed Risk Growth PortfolioSM - Class P2	3,794	(5,113)	(1,319)	1,317
American Funds Managed Risk Growth-Income Fund - Class P2	32,505	(23,067)	9,438	3,273
American Funds Managed Risk International Fund - Class P2	882	(714)	168	(201)
American Funds Managed Risk Washington Mutual Investors Fund - Class P2	14,746	(4,563)	10,183	147
American Funds Mortgage Fund - Class 2	1,448	(1,061)	387	(931)
American Funds New World Fund® - Class 1	23,178	(20,480)	2,698	(20,240)
American Funds The Bond Fund of America - Class 1	152,650	(69,440)	83,210	(76,933)
American Funds U.S. Government Securities Fund - Class 1	145,454	(53,395)	92,059	(145,297)
American Funds Ultra-Short Bond Fund - Class 1	46,722	(78,713)	(31,991)	(2,452)
American Funds Washington Mutual Investors Fund - Class 1	94,414	(62,495)	31,919	102,170
LVIP American Balanced Allocation Fund - Standard Class	30,824	(19,930)	10,894	(7,495)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	22,933	(21,846)	1,087	10,015
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	10,477	(19,879)	(9,402)	7,705
LVIP American Growth Allocation Fund - Standard Class	4,351	(3,949)	402	742
LVIP American Income Allocation Fund - Standard Class	14,922	(7,855)	7,067	(17,143)
LVIP American Preservation Fund - Service Class	16,876	(14,326)	2,550	(3,239)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Funds Asset Allocation Fund - Class 1	$952,104	$1,086,838	$(2,685,129)	$(1,523,063)
American Funds Capital Income Builder® - Class 4	—	8,222	(101,386)	(83,782)
American Funds Capital World Bond Fund - Class 1	17,254	(40,790)	(187,483)	(240,435)
American Funds Capital World Growth and Income Fund - Class 1	506,130	502,887	(1,053,464)	(523,445)
American Funds Global Balanced Fund - Class 2	3,289	8,470	(107,483)	(106,585)
American Funds Global Growth Fund - Class 1	390,727	441,169	(1,624,186)	(1,197,270)
American Funds Global Growth PortfolioSM - Class 4	10,553	10,109	(38,788)	(27,798)
American Funds Global Small Capitalization Fund - Class 1	532,863	506,970	(1,147,762)	(662,073)
American Funds Growth and Income PortfolioSM - Class 4	28,077	24,895	(94,208)	(64,611)
American Funds Growth Fund - Class 1	14,872,737	20,947,228	(61,836,152)	(41,634,987)
American Funds Growth-Income Fund - Class 1	9,269,652	12,479,655	(32,458,941)	(19,793,171)
American Funds High-Income Trust - Class 1	—	(80,864)	(841,121)	(592,436)
American Funds International Fund - Class 1	877,979	840,682	(2,588,560)	(1,707,119)
American Funds International Growth and Income Fund - Class 1	185,586	188,803	(273,758)	(79,029)
American Funds Managed Risk Asset Allocation Fund - Class P2	9,123	10,251	(56,202)	(45,497)
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	4,156	4,534	(16,385)	(12,236)
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	76,400	69,652	(332,086)	(253,077)
American Funds Managed Risk Growth Fund - Class P2	4,463	4,347	(12,812)	(8,438)
American Funds Managed Risk Growth PortfolioSM - Class P2	30,044	31,361	(89,407)	(59,365)
American Funds Managed Risk Growth-Income Fund - Class P2	37,193	40,466	(395,476)	(345,572)
American Funds Managed Risk International Fund - Class P2	—	(201)	(5,862)	(5,895)
American Funds Managed Risk Washington Mutual Investors Fund - Class P2	—	147	(47,903)	(37,573)
American Funds Mortgage Fund - Class 2	—	(931)	(8,907)	(9,451)
American Funds New World Fund® - Class 1	141,285	121,045	(582,463)	(458,720)
American Funds The Bond Fund of America - Class 1	57,526	(19,407)	(827,566)	(763,763)
American Funds U.S. Government Securities Fund - Class 1	—	(145,297)	(469,547)	(522,785)
American Funds Ultra-Short Bond Fund - Class 1	—	(2,452)	47,981	13,538
American Funds Washington Mutual Investors Fund - Class 1	1,017,168	1,119,338	(1,640,935)	(489,678)
LVIP American Balanced Allocation Fund - Standard Class	56,556	49,061	(303,665)	(243,710)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	68,444	78,459	(338,909)	(259,363)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	47,805	55,510	(277,417)	(231,309)
LVIP American Growth Allocation Fund - Standard Class	12,716	13,458	(66,552)	(52,692)
LVIP American Income Allocation Fund - Standard Class	28,228	11,085	(114,087)	(95,935)
LVIP American Preservation Fund - Service Class	2,328	(911)	(85,349)	(83,710)

Lincoln National Variable Annuity Account E

Statements of changes in net assets

Years Ended December 31, 2021 and 2022

	American Funds Asset Allocation Fund - Class 1 Subaccount	American Funds Capital Income Builder® - Class 4 Subaccount	American Funds Capital World Bond Fund - Class 1 Subaccount	American Funds Capital World Growth and Income Fund - Class 1 Subaccount	American Funds Global Balanced Fund - Class 2 Subaccount	American Funds Global Growth Fund - Class 1 Subaccount	American Funds Global Growth PortfolioSM - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2021	$10,148,673	$835,978	$1,584,103	$2,682,126	$642,573	$4,314,298	$94,569
Changes From Operations:
• Net investment income (loss)	47,645	8,600	5,710	15,722	(2,090)	(34,599)	(1,197)
• Net realized gain (loss) on investments	789,365	11,303	39,719	306,779	42,358	669,287	3,692
• Net change in unrealized appreciation or depreciation on investments	538,210	82,588	(137,246)	28,160	18,647	16,124	9,505
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,375,220	102,491	(91,817)	350,661	58,915	650,812	12,000
Change From Unit Transactions:
• Net unit transactions	(739,498)	(69,866)	(176,781)	(106,659)	(12,783)	(224,813)	2,391
NET INCREASE (DECREASE) IN NET ASSETS ASSETS RESULTING FROM UNIT TRANSACTIONS	(739,498)	(69,866)	(176,781)	(106,659)	(12,783)	(224,813)	2,391
TOTAL INCREASE (DECREASE) IN NET ASSETS	635,722	32,625	(268,598)	244,002	46,132	425,999	14,391
NET ASSETS AT DECEMBER 31, 2021	10,784,395	868,603	1,315,505	2,926,128	688,705	4,740,297	108,960
Changes From Operations:
• Net investment income (loss)	75,228	9,382	(12,162)	27,132	(7,572)	(14,253)	881
• Net realized gain (loss) on investments	1,086,838	8,222	(40,790)	502,887	8,470	441,169	10,109
• Net change in unrealized appreciation or depreciation on investments	(2,685,129)	(101,386)	(187,483)	(1,053,464)	(107,483)	(1,624,186)	(38,788)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,523,063)	(83,782)	(240,435)	(523,445)	(106,585)	(1,197,270)	(27,798)
Change From Unit Transactions:
• Net unit transactions	(619,021)	4,955	(155,199)	(387,170)	(83,981)	(531,310)	(4,427)
NET INCREASE (DECREASE) IN NET ASSETS ASSETS RESULTING FROM UNIT TRANSACTIONS	(619,021)	4,955	(155,199)	(387,170)	(83,981)	(531,310)	(4,427)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,142,084)	(78,827)	(395,634)	(910,615)	(190,566)	(1,728,580)	(32,225)
NET ASSETS AT DECEMBER 31, 2022	$8,642,311	$789,776	$919,871	$2,015,513	$498,139	$3,011,717	$76,735

See accompanying notes.

	American Funds Global Small Capitalization Fund - Class 1 Subaccount	American Funds Growth and Income PortfolioSM - Class 4 Subaccount	American Funds Growth Fund - Class 1 Subaccount	American Funds Growth- Income Fund - Class 1 Subaccount	American Funds High- Income Trust - Class 1 Subaccount	American Funds International Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2021	$2,347,666	$129,449	$130,254,020	$106,445,438	$6,004,529	$8,487,488
Changes From Operations:
• Net investment income (loss)	(31,845)	2,002	(1,145,307)	43,913	179,127	115,007
• Net realized gain (loss) on investments	287,951	3,190	26,947,252	6,550,844	(7,939)	230,319
• Net change in unrealized appreciation or depreciation on investments	(127,532)	12,266	28,023	16,353,352	253,921	(559,830)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	128,574	17,458	25,829,968	22,948,109	425,109	(214,504)
Change From Unit Transactions:
• Net unit transactions	(260,928)	229,744	(11,907,927)	(12,675,055)	(504,323)	(226,809)
NET INCREASE (DECREASE) IN NET ASSETS ASSETS RESULTING FROM UNIT TRANSACTIONS	(260,928)	229,744	(11,907,927)	(12,675,055)	(504,323)	(226,809)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(132,354)	247,202	13,922,041	10,273,054	(79,214)	(441,313)
NET ASSETS AT DECEMBER 31, 2021	2,215,312	376,651	144,176,061	116,718,492	5,925,315	8,046,175
Changes From Operations:
• Net investment income (loss)	(21,281)	4,702	(746,063)	186,115	329,549	40,759
• Net realized gain (loss) on investments	506,970	24,895	20,947,228	12,479,655	(80,864)	840,682
• Net change in unrealized appreciation or depreciation on investments	(1,147,762)	(94,208)	(61,836,152)	(32,458,941)	(841,121)	(2,588,560)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(662,073)	(64,611)	(41,634,987)	(19,793,171)	(592,436)	(1,707,119)
Change From Unit Transactions:
• Net unit transactions	(109,810)	12,341	(16,202,164)	(10,000,472)	(584,941)	(544,050)
NET INCREASE (DECREASE) IN NET ASSETS ASSETS RESULTING FROM UNIT TRANSACTIONS	(109,810)	12,341	(16,202,164)	(10,000,472)	(584,941)	(544,050)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(771,883)	(52,270)	(57,837,151)	(29,793,643)	(1,177,377)	(2,251,169)
NET ASSETS AT DECEMBER 31, 2022	$1,443,429	$324,381	$86,338,910	$86,924,849	$4,747,938	$5,795,006

Lincoln National Variable Annuity Account E

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	American Funds International Growth and Income Fund - Class 1 Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P2 Subaccount	American Funds Managed Risk Global Allocation PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth and Income PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth Fund - Class P2 Subaccount	American Funds Managed Risk Growth PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth- Income Fund - Class P2 Subaccount
NET ASSETS AT JANUARY 1, 2021	$466,589	$301,019	$67,066	$1,558,660	$3,958	$271,309	$1,693,678
Changes From Operations:
• Net investment income (loss)	4,262	(1,893)	(1,011)	(9,863)	(1)	(3,689)	(4,991)
• Net realized gain (loss) on investments	7,634	6,757	1,898	15,611	185	8,344	30,923
• Net change in unrealized appreciation or depreciation on investments	7,459	24,388	3,100	130,132	(367)	18,467	201,577
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,355	29,252	3,987	135,880	(183)	23,122	227,509
Change From Unit Transactions:
• Net unit transactions	1,236	(37,278)	(8,892)	(136,847)	30,573	(24,800)	(8,883)
NET INCREASE (DECREASE) IN NET ASSETS ASSETS RESULTING FROM UNIT TRANSACTIONS	1,236	(37,278)	(8,892)	(136,847)	30,573	(24,800)	(8,883)
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,591	(8,026)	(4,905)	(967)	30,390	(1,678)	218,626
NET ASSETS AT DECEMBER 31, 2021	487,180	292,993	62,161	1,557,693	34,348	269,631	1,912,304
Changes From Operations:
• Net investment income (loss)	5,926	454	(385)	9,357	27	(1,319)	9,438
• Net realized gain (loss) on investments	188,803	10,251	4,534	69,652	4,347	31,361	40,466
• Net change in unrealized appreciation or depreciation on investments	(273,758)	(56,202)	(16,385)	(332,086)	(12,812)	(89,407)	(395,476)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(79,029)	(45,497)	(12,236)	(253,077)	(8,438)	(59,365)	(345,572)
Change From Unit Transactions:
• Net unit transactions	(10,821)	(36,509)	(4,410)	(133,248)	(1,804)	(11,012)	(4,106)
NET INCREASE (DECREASE) IN NET ASSETS ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,821)	(36,509)	(4,410)	(133,248)	(1,804)	(11,012)	(4,106)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(89,850)	(82,006)	(16,646)	(386,325)	(10,242)	(70,377)	(349,678)
NET ASSETS AT DECEMBER 31, 2022	$397,330	$210,987	$45,515	$1,171,368	$24,106	$199,254	$1,562,626

See accompanying notes.

	American Funds Managed Risk International Fund - Class P2 Subaccount	American Funds Managed Risk Washington Mutual Investors Fund - Class P2 Subaccount	American Funds Mortgage Fund - Class 2 Subaccount	American Funds New World Fund® - Class 1 Subaccount	American Funds The Bond Fund of America - Class 1 Subaccount	American Funds U.S. Government Securities Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2021	$37,985	$321,389	$100,636	$1,788,036	$6,605,247	$5,634,901
Changes From Operations:
• Net investment income (loss)	(665)	997	(938)	(4,650)	12,489	7,052
• Net realized gain (loss) on investments	536	806	3,718	249,336	298,553	408,578
• Net change in unrealized appreciation or depreciation on investments	(2,003)	46,579	(4,840)	(181,120)	(413,230)	(516,424)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,132)	48,382	(2,060)	63,566	(102,188)	(100,794)
Change From Unit Transactions:
• Net unit transactions	(2,265)	(14,908)	(2,780)	170,399	(696,196)	(741,194)
NET INCREASE (DECREASE) IN NET ASSETS ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,265)	(14,908)	(2,780)	170,399	(696,196)	(741,194)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,397)	33,474	(4,840)	233,965	(798,384)	(841,988)
NET ASSETS AT DECEMBER 31, 2021	33,588	354,863	95,796	2,022,001	5,806,863	4,792,913
Changes From Operations:
• Net investment income (loss)	168	10,183	387	2,698	83,210	92,059
• Net realized gain (loss) on investments	(201)	147	(931)	121,045	(19,407)	(145,297)
• Net change in unrealized appreciation or depreciation on investments	(5,862)	(47,903)	(8,907)	(582,463)	(827,566)	(469,547)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,895)	(37,573)	(9,451)	(458,720)	(763,763)	(522,785)
Change From Unit Transactions:
• Net unit transactions	(1,773)	7,764	(17,806)	(219,517)	(499,455)	(902,240)
NET INCREASE (DECREASE) IN NET ASSETS ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,773)	7,764	(17,806)	(219,517)	(499,455)	(902,240)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,668)	(29,809)	(27,257)	(678,237)	(1,263,218)	(1,425,025)
NET ASSETS AT DECEMBER 31, 2022	$25,920	$325,054	$68,539	$1,343,764	$4,543,645	$3,367,888

Lincoln National Variable Annuity Account E

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	American Funds Ultra-Short Bond Fund - Class 1 Subaccount	American Funds Washington Mutual Investors Fund - Class 1 Subaccount	LVIP American Balanced Allocation Fund - Standard Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$2,948,168	$4,043,988	$1,452,785	$1,671,790
Changes From Operations:
• Net investment income (loss)	(41,512)	16,233	16,669	10,336
• Net realized gain (loss) on investments	(15,475)	200,977	66,183	48,958
• Net change in unrealized appreciation or depreciation on investments	3,538	868,441	52,020	55,067
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(53,449)	1,085,651	134,872	114,361
Change From Unit Transactions:
• Net unit transactions	(1,429,497)	153,211	101,698	(201,128)
NET INCREASE (DECREASE) IN NET ASSETS ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,429,497)	153,211	101,698	(201,128)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,482,946)	1,238,862	236,570	(86,767)
NET ASSETS AT DECEMBER 31, 2021	1,465,222	5,282,850	1,689,355	1,585,023
Changes From Operations:
• Net investment income (loss)	(31,991)	31,919	10,894	1,087
• Net realized gain (loss) on investments	(2,452)	1,119,338	49,061	78,459
• Net change in unrealized appreciation or depreciation on investments	47,981	(1,640,935)	(303,665)	(338,909)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,538	(489,678)	(243,710)	(259,363)
Change From Unit Transactions:
• Net unit transactions	5,252,179	(511,485)	12,397	(172,795)
NET INCREASE (DECREASE) IN NET ASSETS ASSETS RESULTING FROM UNIT TRANSACTIONS	5,252,179	(511,485)	12,397	(172,795)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,265,717	(1,001,163)	(231,313)	(432,158)
NET ASSETS AT DECEMBER 31, 2022	$6,730,939	$4,281,687	$1,458,042	$1,152,865

See accompanying notes.

	LVIP American Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Growth Allocation Fund - Standard Class Subaccount	LVIP American Income Allocation Fund - Standard Class Subaccount	LVIP American Preservation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$1,280,435	$288,646	$583,283	$953,150
Changes From Operations:
• Net investment income (loss)	(4,707)	2,185	11,155	6,629
• Net realized gain (loss) on investments	34,485	9,359	20,947	3,400
• Net change in unrealized appreciation or depreciation on investments	74,555	15,119	3,159	(33,382)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	104,333	26,663	35,261	(23,353)
Change From Unit Transactions:
• Net unit transactions	(194,778)	(2,740)	23,365	41,493
NET INCREASE (DECREASE) IN NET ASSETS ASSETS RESULTING FROM UNIT TRANSACTIONS	(194,778)	(2,740)	23,365	41,493
TOTAL INCREASE (DECREASE) IN NET ASSETS	(90,445)	23,923	58,626	18,140
NET ASSETS AT DECEMBER 31, 2021	1,189,990	312,569	641,909	971,290
Changes From Operations:
• Net investment income (loss)	(9,402)	402	7,067	2,550
• Net realized gain (loss) on investments	55,510	13,458	11,085	(911)
• Net change in unrealized appreciation or depreciation on investments	(277,417)	(66,552)	(114,087)	(85,349)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(231,309)	(52,692)	(95,935)	(83,710)
Change From Unit Transactions:
• Net unit transactions	(141,961)	(1,994)	42,996	25,438
NET INCREASE (DECREASE) IN NET ASSETS ASSETS RESULTING FROM UNIT TRANSACTIONS	(141,961)	(1,994)	42,996	25,438
TOTAL INCREASE (DECREASE) IN NET ASSETS	(373,270)	(54,686)	(52,939)	(58,272)
NET ASSETS AT DECEMBER 31, 2022	$816,720	$257,883	$588,970	$913,018

Lincoln National Variable Annuity Account E

Notes to financial statements

December 31, 2022

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account E (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on March 3, 1987, are part of the operations of the Company. The Variable Account offers only one product (American Legacy) at multiple fee rates.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of thirty-four mutual funds (the Funds) of three open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series® - Portfolio SeriesSM:

American Funds Global Growth PortfolioSM - Class 4

American Funds Growth and Income PortfolioSM - Class 4

American Funds Managed Risk Global Allocation PortfolioSM - Class P2

American Funds Managed Risk Growth and Income PortfolioSM - Class P2

American Funds Managed Risk Growth PortfolioSM - Class P2

American Funds Insurance Series®:

American Funds Asset Allocation Fund - Class 1

American Funds Capital Income Builder® - Class 4

American Funds Capital World Bond Fund - Class 1

American Funds Capital World Growth and Income Fund - Class 1

American Funds Global Balanced Fund - Class 2

American Funds Global Growth Fund - Class 1

American Funds Global Small Capitalization Fund - Class 1

American Funds Growth Fund - Class 1

American Funds Growth-Income Fund - Class 1

American Funds High-Income Trust - Class 1

American Funds International Fund - Class 1

American Funds International Growth and Income Fund - Class 1

American Funds Managed Risk Asset Allocation Fund - Class P2

American Funds Managed Risk Growth Fund - Class P2

American Funds Managed Risk Growth-Income Fund - Class P2

American Funds Managed Risk International Fund - Class P2

American Funds Managed Risk Washington Mutual Investors Fund - Class P2

American Funds Mortgage Fund - Class 2

American Funds New World Fund® - Class 1

American Funds The Bond Fund of America - Class 1

American Funds U.S. Government Securities Fund - Class 1

American Funds Ultra-Short Bond Fund - Class 1

American Funds Washington Mutual Investors Fund - Class 1

Lincoln Variable Insurance Products Trust*:

LVIP American Balanced Allocation Fund - Standard Class

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class

LVIP American Global Growth Allocation Managed Risk Fund - Service Class

LVIP American Growth Allocation Fund - Standard Class

LVIP American Income Allocation Fund - Standard Class

LVIP American Preservation Fund - Service Class

*  Denotes an affiliate of the Company

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Lincoln National Variable Annuity Account E

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2022. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.

Investment Fund Changes: During 2021, the following funds changed their names:

Previous Fund Name	New Fund Name
American Funds Global Growth and Income Fund - Class 1	American Funds Capital World Growth and Income Fund - Class 1
American Funds High-Income Bond Fund - Class 1	American Funds High-Income Trust - Class 1
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	American Funds Managed Risk Washington Mutual Investors Fund - Class P2
American Funds Bond Fund - Class 1	American Funds The Bond Fund of America - Class 1
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	American Funds U.S. Government Securities Fund - Class 1
American Funds Blue Chip Income and Growth Fund - Class 1	American Funds Washington Mutual Investors Fund - Class 1

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The range of daily rates on American Legacy range from .0034247% to .0082192% (1.25% to 3.00% on an annual basis).

Lincoln National Variable Annuity Account E

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2022 and 2021 were $135,540 and $137,776, respectively.

Surrender, contract and all other charges are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2022, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Asset Allocation Fund - Class 1
	2022		1.25%	2.35%	$3.08	$25.70	1,313,891	$8,642,311	-15.21%	-14.27%	2.11%
	2021		1.25%	2.35%	3.61	30.31	1,405,474	10,784,395	12.72%	13.97%	1.74%
	2020		1.25%	2.35%	3.18	26.89	1,510,177	10,148,673	10.10%	11.31%	1.88%
	2019		1.25%	2.35%	2.87	24.43	1,727,074	10,394,087	18.72%	20.04%	2.12%
	2018		1.25%	2.35%	2.40	20.57	1,887,758	9,468,981	-6.57%	-5.54%	1.84%
American Funds Capital Income Builder® - Class 4
	2022		1.25%	2.55%	11.05	12.36	64,886	789,776	-9.71%	-8.53%	2.53%
	2021		1.25%	2.55%	12.23	13.51	65,261	868,603	11.79%	13.26%	2.46%
	2020		1.25%	2.55%	10.94	11.93	70,979	835,978	1.49%	2.82%	2.65%
	2019		1.25%	2.55%	10.78	11.60	95,758	1,101,731	14.66%	16.16%	2.65%
	2018		1.25%	2.55%	9.40	9.99	102,227	1,013,887	-9.58%	-8.40%	2.68%
American Funds Capital World Bond Fund - Class 1
	2022		1.25%	2.50%	8.99	11.87	81,113	919,871	-19.47%	-18.46%	0.29%
	2021		1.25%	2.50%	11.17	14.56	93,012	1,315,505	-7.08%	-5.91%	1.81%
	2020		1.25%	2.50%	12.02	15.47	105,308	1,584,103	7.45%	8.80%	1.41%
	2019		1.25%	2.50%	11.18	14.22	100,268	1,390,847	5.41%	6.73%	1.81%
	2018		1.25%	2.50%	10.61	13.32	125,424	1,636,628	-3.58%	-2.37%	2.37%
American Funds Capital World Growth and Income Fund - Class 1
	2022		1.25%	2.35%	20.34	26.02	86,790	2,015,513	-19.06%	-18.17%	2.50%
	2021		1.25%	2.35%	24.51	32.15	101,262	2,926,128	12.35%	13.60%	1.86%
	2020		1.25%	2.35%	21.81	28.61	105,812	2,682,126	6.49%	7.67%	1.49%
	2019		1.25%	2.35%	20.48	26.87	109,843	2,589,549	28.34%	29.76%	2.16%
	2018		1.25%	2.35%	15.96	20.94	119,308	2,168,265	-11.46%	-10.48%	1.89%
American Funds Global Balanced Fund - Class 2
	2022		1.25%	1.40%	15.39	15.66	32,064	498,139	-15.75%	-15.62%	0.00%
	2021		1.25%	1.40%	18.27	18.56	37,339	688,705	9.25%	9.42%	0.99%
	2020		1.25%	1.40%	16.72	16.97	38,091	642,573	8.76%	8.93%	1.11%
	2019		1.25%	1.40%	15.37	15.58	41,443	642,460	18.77%	18.95%	1.24%
	2018		1.25%	1.40%	12.95	13.09	46,774	609,939	-7.31%	-7.17%	1.07%
American Funds Global Growth Fund - Class 1
	2022		1.25%	2.50%	5.17	31.79	402,160	3,011,717	-26.41%	-25.48%	0.89%
	2021		1.25%	2.50%	6.76	43.13	474,210	4,740,297	13.83%	15.27%	0.58%
	2020		1.25%	2.50%	5.93	37.85	497,613	4,314,298	27.55%	29.16%	0.59%
	2019		1.25%	2.50%	4.64	30.44	593,190	4,015,313	32.28%	33.93%	1.33%
	2018		1.25%	2.50%	3.50	22.83	702,107	3,555,221	-11.07%	-9.95%	0.89%
American Funds Global Growth PortfolioSM - Class 4
	2022		1.25%	1.40%	14.18	14.35	5,394	76,735	-25.80%	-25.68%	2.41%
	2021		1.25%	1.40%	19.11	19.30	5,686	108,960	11.91%	12.08%	0.29%
	2020	10/19/20	1.25%	1.40%	17.08	17.22	5,528	94,569	3.12%	13.65%	0.00%
American Funds Global Small Capitalization Fund - Class 1
	2022		1.25%	2.50%	4.49	22.97	270,393	1,443,429	-31.12%	-30.25%	0.00%
	2021		1.25%	2.50%	6.46	33.29	288,227	2,215,312	4.31%	5.65%	0.00%
	2020		1.25%	2.50%	5.73	31.86	322,317	2,347,666	26.84%	28.43%	0.20%
	2019		1.25%	2.50%	4.51	25.08	343,747	1,954,423	28.60%	30.20%	0.39%
	2018		1.25%	2.50%	3.50	19.48	411,560	1,795,992	-12.53%	-11.42%	0.30%

Lincoln National Variable Annuity Account E

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth and Income PortfolioSM - Class 4
	2022		1.25%	1.25%	$13.45	$13.45	24,111	$324,381	-16.79%	-16.79%	2.64%
	2021		1.25%	1.25%	16.17	16.17	23,295	376,651	10.93%	10.93%	2.39%
	2020	2/21/20	1.25%	1.25%	14.58	14.58	8,881	129,449	10.99%	10.99%	1.48%
	2018		1.25%	1.25%	10.88	10.88	13,463	146,491	-4.71%	-4.71%	1.39%
American Funds Growth Fund - Class 1
	2022		1.25%	2.50%	5.70	45.38	2,866,092	86,338,910	-31.50%	-30.63%	0.57%
	2021		1.25%	2.50%	8.25	66.14	3,303,533	144,176,061	19.36%	20.78%	0.45%
	2020		1.25%	2.50%	6.86	55.36	3,614,954	130,254,020	48.69%	50.57%	0.55%
	2019		1.25%	2.50%	4.57	37.18	4,015,896	95,761,171	27.83%	29.48%	0.98%
	2018		1.25%	2.50%	3.54	29.03	4,311,310	79,504,864	-2.50%	-1.25%	0.66%
American Funds Growth-Income Fund - Class 1
	2022		1.25%	2.55%	3.98	35.67	5,251,121	86,924,849	-18.40%	-17.33%	1.50%
	2021		1.25%	2.55%	4.83	43.63	5,825,567	116,718,492	21.29%	22.87%	1.34%
	2020		1.25%	2.55%	3.95	35.90	6,527,500	106,445,438	10.95%	12.40%	1.57%
	2019		1.25%	2.55%	3.53	32.29	7,396,864	107,126,129	23.27%	24.89%	1.84%
	2018		1.25%	2.55%	2.84	26.14	8,503,029	98,188,571	-4.03%	-2.77%	1.60%
American Funds High-Income Trust - Class 1
	2022		1.25%	2.50%	2.48	18.24	625,940	4,747,938	-11.26%	-10.15%	7.62%
	2021		1.25%	2.50%	2.79	20.52	700,002	5,925,315	6.05%	7.39%	4.31%
	2020		1.25%	2.50%	2.62	19.32	761,013	6,004,529	5.54%	6.86%	8.50%
	2019		1.25%	2.50%	2.48	18.28	883,598	6,522,568	10.06%	11.45%	6.25%
	2018		1.25%	2.50%	2.25	16.58	936,617	6,231,064	-4.56%	-3.36%	6.07%
American Funds International Fund - Class 1
	2022		1.25%	2.50%	2.54	15.06	1,292,862	5,795,006	-22.53%	-21.56%	1.95%
	2021		1.25%	2.50%	3.25	20.96	1,420,677	8,046,175	-3.67%	-2.46%	2.66%
	2020		1.25%	2.50%	3.35	21.58	1,461,277	8,487,488	11.46%	12.86%	0.90%
	2019		1.25%	2.50%	2.98	19.21	1,602,899	8,266,722	20.18%	21.68%	1.62%
	2018		1.25%	2.50%	2.46	15.86	1,882,107	7,995,046	-15.12%	-14.03%	1.83%
American Funds International Growth and Income Fund - Class 1
	2022		1.25%	1.65%	20.35	21.53	22,604	397,330	-16.40%	-16.06%	2.94%
	2021		1.25%	2.35%	22.20	25.65	19,433	487,180	3.19%	4.33%	2.29%
	2020		1.25%	2.35%	21.52	24.59	19,421	466,589	3.77%	4.92%	1.85%
	2019		1.25%	2.35%	20.74	23.43	19,195	440,498	20.20%	21.53%	2.61%
	2018		1.25%	2.35%	17.25	19.28	21,698	410,589	-13.07%	-12.11%	2.34%
American Funds Managed Risk Asset Allocation Fund - Class P2
	2022		1.25%	2.35%	14.02	15.67	14,464	210,987	-15.97%	-15.04%	2.16%
	2021		1.25%	2.35%	16.68	18.45	17,007	292,993	9.89%	11.11%	1.35%
	2020		1.25%	2.35%	15.18	16.60	19,251	301,019	3.42%	4.57%	1.54%
	2019		1.25%	2.35%	14.68	15.88	37,601	580,459	15.25%	16.52%	2.23%
	2018		1.25%	2.35%	12.74	13.63	47,759	637,540	-7.10%	-6.08%	1.36%
American Funds Managed Risk Global Allocation PortfolioSM - Class P2
	2022		2.35%	2.35%	9.89	9.89	4,600	45,515	-20.15%	-20.15%	1.58%
	2021		2.35%	2.35%	12.39	12.39	5,017	62,161	6.18%	6.18%	0.75%
	2020		1.25%	2.35%	11.67	12.41	5,719	67,066	3.20%	4.34%	1.08%
	2019		1.25%	2.35%	11.31	11.90	5,836	66,249	17.65%	18.94%	1.32%
	2018		1.25%	2.35%	9.61	10.00	6,358	61,287	-9.06%	-8.08%	0.88%
American Funds Managed Risk Growth and Income PortfolioSM - Class P2
	2022		1.25%	2.50%	10.60	11.66	104,547	1,171,368	-17.20%	-16.16%	2.49%
	2021		1.25%	2.50%	12.80	13.91	115,936	1,557,693	8.19%	9.55%	1.14%
	2020		1.25%	2.50%	11.83	12.70	126,420	1,558,660	2.36%	3.65%	2.47%
	2019		1.25%	2.50%	11.56	12.25	23,947	282,065	16.35%	17.81%	1.57%
	2018		1.25%	2.50%	9.93	10.40	25,227	254,219	-7.08%	-5.91%	1.51%
American Funds Managed Risk Growth Fund - Class P2
	2022		1.25%	1.25%	17.77	17.77	1,357	24,106	-25.81%	-25.81%	1.35%
	2021		1.25%	1.25%	23.95	23.95	1,434	34,348	11.49%	11.49%	1.25%
	2020		1.25%	1.25%	21.49	21.49	184	3,958	30.39%	30.39%	1.33%
	2019		1.25%	1.25%	16.48	16.48	8,358	137,720	20.23%	20.23%	0.86%
	2018		1.25%	1.25%	13.71	13.71	8,359	114,568	-1.61%	-1.61%	0.44%

Lincoln National Variable Annuity Account E

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Managed Risk Growth PortfolioSM - Class P2
	2022		1.25%	2.50%	$11.03	$12.14	17,789	$199,254	-22.33%	-21.35%	1.71%
	2021		1.25%	2.50%	14.20	15.44	18,739	269,631	8.54%	9.91%	0.96%
	2020		1.25%	2.50%	13.09	13.20	20,515	271,309	10.55%	10.72%	1.12%
	2019		2.35%	2.50%	11.84	11.92	21,214	252,442	16.32%	16.50%	1.21%
	2018		2.35%	2.50%	10.18	10.23	22,802	232,991	-6.35%	-6.21%	1.21%
American Funds Managed Risk Growth-Income Fund - Class P2
	2022		1.25%	1.40%	15.45	15.67	101,100	1,562,626	-18.09%	-17.96%	1.97%
	2021		1.25%	1.40%	18.86	19.10	101,351	1,912,304	13.45%	13.62%	1.12%
	2020		1.25%	1.40%	16.62	16.81	101,841	1,693,678	8.06%	8.22%	1.72%
	2019		1.25%	1.40%	15.39	15.54	100,889	1,552,502	17.19%	17.37%	0.36%
	2018		1.25%	1.40%	13.13	13.24	108,713	1,428,235	-3.33%	-3.19%	1.06%
American Funds Managed Risk International Fund - Class P2
	2022		2.50%	2.50%	8.10	8.10	3,199	25,920	-17.62%	-17.62%	3.09%
	2021		2.50%	2.50%	9.84	9.84	3,414	33,588	-6.50%	-6.50%	0.58%
	2020		1.25%	2.50%	10.52	11.57	3,580	37,985	0.26%	1.52%	0.75%
	2019		1.25%	2.50%	10.49	11.40	13,907	155,560	14.73%	16.18%	1.67%
	2018		1.25%	2.50%	9.15	9.81	14,152	136,517	-12.71%	-11.61%	1.68%
American Funds Managed Risk Washington Mutual Investors Fund - Class P2
	2022		1.25%	1.40%	13.89	14.09	23,335	325,054	-10.42%	-10.29%	4.42%
	2021		1.25%	1.40%	15.50	15.70	22,836	354,863	15.49%	15.66%	1.66%
	2020		1.25%	1.40%	13.42	13.58	23,885	321,389	-2.62%	-2.47%	1.75%
	2019		1.25%	1.40%	13.78	13.92	32,710	452,734	12.30%	12.47%	1.49%
	2018		1.25%	1.40%	12.27	12.38	40,887	504,071	-8.66%	-8.53%	3.16%
American Funds Mortgage Fund - Class 2
	2022		1.25%	1.40%	9.93	10.10	6,902	68,539	-11.19%	-11.06%	1.89%
	2021		1.25%	1.40%	11.18	11.36	8,542	95,796	-1.95%	-1.80%	0.45%
	2020		1.25%	1.40%	11.40	11.57	8,798	100,636	5.24%	5.40%	0.82%
	2019		1.25%	1.40%	10.83	10.97	17,095	185,506	3.58%	3.73%	2.98%
	2018		1.25%	1.40%	10.46	10.58	9,339	97,980	-1.07%	-0.93%	1.91%
American Funds New World Fund® - Class 1
	2022		1.25%	2.35%	3.90	21.44	323,399	1,343,764	-23.68%	-22.83%	1.50%
	2021		1.25%	2.35%	5.06	30.44	376,839	2,022,001	2.72%	3.85%	1.10%
	2020		1.25%	2.35%	4.88	29.45	343,767	1,788,036	21.01%	22.35%	0.23%
	2019		1.25%	2.35%	4.00	24.17	416,741	1,765,304	26.46%	27.86%	1.11%
	2018		1.25%	2.35%	3.13	18.99	567,440	1,875,150	-15.84%	-14.90%	0.89%
American Funds The Bond Fund of America - Class 1
	2022		1.25%	2.50%	1.45	11.93	2,106,840	4,543,645	-14.43%	-13.35%	3.03%
	2021		1.25%	2.50%	1.52	13.83	2,397,504	5,806,863	-2.61%	-1.38%	1.58%
	2020		1.25%	2.50%	1.56	14.09	2,681,299	6,605,247	7.24%	8.59%	2.39%
	2019		1.25%	2.50%	1.45	13.03	2,636,610	6,008,267	7.00%	8.34%	2.89%
	2018		1.25%	2.50%	1.36	12.08	2,766,704	5,841,531	-2.90%	-1.68%	2.67%
American Funds U.S. Government Securities Fund - Class 1
	2022		1.25%	2.55%	1.23	11.08	991,348	3,367,888	-13.00%	-11.86%	3.65%
	2021		1.25%	2.55%	1.27	13.78	1,329,641	4,792,913	-2.95%	-1.68%	1.48%
	2020		1.25%	2.55%	1.31	14.07	1,528,805	5,634,901	7.32%	8.72%	2.09%
	2019		1.25%	2.55%	1.22	13.01	1,456,472	4,920,634	3.03%	4.38%	2.12%
	2018		1.25%	2.55%	1.18	12.52	1,675,127	5,481,986	-1.63%	-0.35%	1.97%
American Funds Ultra-Short Bond Fund - Class 1
	2022		1.25%	1.40%	1.65	1.72	3,930,736	6,730,939	0.01%	0.16%	0.75%
	2021		1.25%	1.40%	1.65	1.72	858,632	1,465,222	-1.74%	-1.59%	0.00%
	2020		1.25%	1.40%	1.68	1.74	1,700,202	2,948,168	-1.06%	-0.91%	0.22%
	2019		1.25%	1.40%	1.70	1.76	957,921	1,677,853	0.50%	0.65%	1.82%
	2018		1.25%	1.70%	1.69	9.16	2,164,114	3,769,685	-0.14%	0.31%	3.05%
American Funds Washington Mutual Investors Fund - Class 1
	2022		1.25%	2.55%	3.15	35.04	1,245,583	4,281,687	-10.59%	-9.42%	2.07%
	2021		1.25%	2.55%	3.48	39.11	1,381,980	5,282,850	24.89%	26.53%	1.72%
	2020		1.25%	2.55%	2.76	31.25	1,321,576	4,043,988	6.30%	7.69%	1.90%
	2019		1.25%	2.55%	2.56	29.34	1,626,841	4,574,544	18.60%	20.15%	2.12%
	2018		1.25%	2.55%	2.14	24.69	2,076,911	4,816,657	-10.76%	-9.59%	2.10%

Lincoln National Variable Annuity Account E

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Balanced Allocation Fund - Standard Class
	2022		1.25%	2.65%	$12.00	$18.54	81,903	$1,458,042	-16.86%	-15.69%	2.26%
	2021		1.25%	2.65%	14.44	21.99	80,487	1,689,355	7.73%	9.25%	2.49%
	2020		1.25%	2.65%	13.40	20.13	75,683	1,452,785	13.34%	14.94%	1.98%
	2019		1.25%	2.65%	15.57	17.51	69,977	1,162,427	14.73%	16.17%	3.00%
	2018		1.25%	2.50%	13.57	15.08	53,959	808,960	-6.42%	-5.25%	1.97%
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
	2022		1.25%	2.55%	11.86	13.65	88,530	1,152,865	-17.94%	-16.87%	1.77%
	2021		1.25%	2.55%	14.46	16.42	100,709	1,585,023	6.23%	7.62%	2.30%
	2020		1.25%	2.55%	13.61	15.26	114,018	1,671,790	6.94%	8.34%	1.55%
	2019		1.25%	2.55%	12.73	14.08	125,460	1,707,398	13.03%	14.51%	2.17%
	2018		1.25%	2.55%	11.26	12.30	131,724	1,571,395	-5.83%	-4.59%	1.57%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
	2022		1.25%	2.55%	12.14	13.97	64,065	816,720	-20.48%	-19.43%	1.10%
	2021		1.25%	2.55%	15.27	17.35	74,471	1,189,990	7.99%	9.41%	1.67%
	2020		1.25%	2.55%	14.14	15.85	86,531	1,280,435	7.73%	9.14%	1.09%
	2019		1.25%	2.55%	13.13	14.53	106,912	1,455,704	14.01%	15.51%	1.68%
	2018		1.25%	2.55%	11.51	12.58	114,131	1,355,678	-6.71%	-5.49%	1.15%
LVIP American Growth Allocation Fund - Standard Class
	2022		1.40%	2.50%	16.86	19.33	13,437	257,883	-17.74%	-16.83%	1.61%
	2021		1.40%	2.50%	20.50	23.24	13,551	312,569	8.15%	9.34%	2.19%
	2020		1.40%	2.50%	18.95	21.26	13,688	288,646	14.32%	15.58%	1.64%
	2019		1.40%	2.50%	16.58	18.39	13,813	251,983	16.66%	17.95%	2.43%
	2018		1.40%	2.50%	14.21	15.59	13,941	215,647	-7.35%	-6.32%	1.99%
LVIP American Income Allocation Fund - Standard Class
	2022		1.25%	1.40%	15.52	15.81	37,384	588,970	-14.60%	-14.47%	2.54%
	2021		1.25%	2.35%	18.17	18.49	35,155	641,909	5.90%	6.06%	3.18%
	2020		1.25%	1.40%	17.16	17.43	33,483	583,283	12.59%	12.76%	2.26%
	2019		1.25%	1.40%	15.24	15.46	41,601	641,798	12.71%	12.88%	3.30%
	2018		1.25%	1.40%	13.52	13.70	27,589	376,164	-3.92%	-3.78%	2.20%
LVIP American Preservation Fund - Service Class
	2022		1.25%	2.55%	8.09	9.26	101,316	913,018	-9.31%	-8.13%	1.79%
	2021		1.25%	2.55%	8.93	10.08	99,204	971,290	-3.36%	-2.09%	2.25%
	2020		1.25%	2.55%	9.24	10.29	95,079	953,150	2.78%	4.13%	1.51%
	2019		1.25%	2.55%	8.99	9.89	80,966	777,402	1.44%	2.77%	1.94%
	2018		1.25%	2.55%	8.86	9.62	71,703	670,454	-2.02%	-0.74%	1.51%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received; thereby, a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

Lincoln National Variable Annuity Account E

Notes to financial statements (continued)

3. Financial Highlights (continued)

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2022:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Asset Allocation Fund - Class 1	$1,279,236	$870,619
American Funds Capital Income Builder® - Class 4	123,385	109,017
American Funds Capital World Bond Fund - Class 1	133,263	283,334
American Funds Capital World Growth and Income Fund - Class 1	608,500	462,336
American Funds Global Balanced Fund - Class 2	3,267	91,513
American Funds Global Growth Fund - Class 1	443,423	598,151
American Funds Global Growth PortfolioSM - Class 4	12,577	5,567
American Funds Global Small Capitalization Fund - Class 1	573,114	171,290
American Funds Growth and Income PortfolioSM - Class 4	67,716	22,585
American Funds Growth Fund - Class 1	20,601,700	22,674,142
American Funds Growth-Income Fund - Class 1	11,230,377	11,771,978
American Funds High-Income Trust - Class 1	492,851	748,070
American Funds International Fund - Class 1	1,005,448	630,550
American Funds International Growth and Income Fund - Class 1	208,494	27,787
American Funds Managed Risk Asset Allocation Fund - Class P2	14,378	41,299
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	5,558	6,194
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	109,222	156,656
American Funds Managed Risk Growth Fund - Class P2	4,822	2,135
American Funds Managed Risk Growth PortfolioSM - Class P2	36,387	18,661
American Funds Managed Risk Growth-Income Fund - Class P2	69,574	26,989
American Funds Managed Risk International Fund - Class P2	1,323	2,926
American Funds Managed Risk Washington Mutual Investors Fund - Class P2	26,790	8,831
American Funds Mortgage Fund - Class 2	1,442	18,858
American Funds New World Fund® - Class 1	173,490	248,975
American Funds The Bond Fund of America - Class 1	340,130	698,679
American Funds U.S. Government Securities Fund - Class 1	239,151	1,049,208
American Funds Ultra-Short Bond Fund - Class 1	10,521,389	5,300,968
American Funds Washington Mutual Investors Fund - Class 1	1,158,702	620,939
LVIP American Balanced Allocation Fund - Standard Class	403,924	324,021
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	91,299	194,510
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	58,676	162,187
LVIP American Growth Allocation Fund - Standard Class	17,090	5,956
LVIP American Income Allocation Fund - Standard Class	230,325	152,013
LVIP American Preservation Fund - Service Class	131,405	101,051

Lincoln National Variable Annuity Account E

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2022:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Asset Allocation Fund - Class 1	389,307	$22.20	$8,642,617	$8,254,918
American Funds Capital Income Builder® - Class 4	72,063	10.96	789,807	732,845
American Funds Capital World Bond Fund - Class 1	96,325	9.55	919,907	1,133,809
American Funds Capital World Growth and Income Fund - Class 1	172,715	11.67	2,015,585	2,311,339
American Funds Global Balanced Fund - Class 2	39,884	12.49	498,157	473,155
American Funds Global Growth Fund - Class 1	99,795	30.18	3,011,825	3,017,458
American Funds Global Growth PortfolioSM - Class 4	6,920	11.09	76,738	96,072
American Funds Global Small Capitalization Fund - Class 1	88,994	16.22	1,443,481	1,985,826
American Funds Growth and Income PortfolioSM - Class 4	29,815	10.88	324,392	397,365
American Funds Growth Fund - Class 1	1,131,760	76.29	86,341,958	86,128,075
American Funds Growth-Income Fund - Class 1	1,731,288	50.21	86,927,953	72,454,667
American Funds High-Income Trust - Class 1	556,637	8.53	4,748,111	5,673,983
American Funds International Fund - Class 1	378,525	15.31	5,795,216	7,006,611
American Funds International Growth and Income Fund - Class 1	44,446	8.94	397,346	596,315
American Funds Managed Risk Asset Allocation Fund - Class P2	17,452	12.09	210,998	210,381
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	4,868	9.35	45,518	47,488
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	118,565	9.88	1,171,425	1,312,102
American Funds Managed Risk Growth Fund - Class P2	2,137	11.28	24,107	36,353
American Funds Managed Risk Growth PortfolioSM - Class P2	21,427	9.30	199,267	213,784
American Funds Managed Risk Growth-Income Fund - Class P2	125,618	12.44	1,562,686	1,480,278
American Funds Managed Risk International Fund - Class P2	3,021	8.58	25,922	28,700
American Funds Managed Risk Washington Mutual Investors Fund - Class P2	29,076	11.18	325,066	336,324
American Funds Mortgage Fund - Class 2	7,323	9.36	68,542	77,795
American Funds New World Fund® - Class 1	60,261	22.30	1,343,813	1,555,131
American Funds The Bond Fund of America - Class 1	482,871	9.41	4,543,815	5,333,136
American Funds U.S. Government Securities Fund - Class 1	337,138	9.99	3,368,012	4,135,635
American Funds Ultra-Short Bond Fund - Class 1	593,055	11.35	6,731,172	6,687,359
American Funds Washington Mutual Investors Fund - Class 1	337,419	12.69	4,281,848	4,411,357
LVIP American Balanced Allocation Fund - Standard Class	120,355	12.12	1,458,098	1,557,831
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	112,943	10.21	1,152,918	1,243,788
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	74,631	10.94	816,767	864,774
LVIP American Growth Allocation Fund - Standard Class	20,709	12.45	257,893	250,939
LVIP American Income Allocation Fund - Standard Class	55,644	10.59	588,991	658,922
LVIP American Preservation Fund - Service Class	100,248	9.11	913,056	1,004,493

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2022, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Fund - Class 1	19,192	(110,775)	(91,583)
American Funds Capital Income Builder® - Class 4	7,663	(8,038)	(375)
American Funds Capital World Bond Fund - Class 1	10,056	(21,955)	(11,899)
American Funds Capital World Growth and Income Fund - Class 1	3,730	(18,202)	(14,472)
American Funds Global Balanced Fund - Class 2	1	(5,276)	(5,275)
American Funds Global Growth Fund - Class 1	3,084	(75,134)	(72,050)
American Funds Global Growth PortfolioSM - Class 4	—	(292)	(292)
American Funds Global Small Capitalization Fund - Class 1	7,348	(25,182)	(17,834)
American Funds Growth and Income PortfolioSM - Class 4	2,146	(1,330)	816
American Funds Growth Fund - Class 1	152,264	(589,705)	(437,441)
American Funds Growth-Income Fund - Class 1	66,804	(641,250)	(574,446)
American Funds High-Income Trust - Class 1	22,197	(96,259)	(74,062)
American Funds International Fund - Class 1	9,313	(137,128)	(127,815)
American Funds International Growth and Income Fund - Class 1	4,531	(1,360)	3,171
American Funds Managed Risk Asset Allocation Fund - Class P2	—	(2,543)	(2,543)
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	58	(475)	(417)
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	77	(11,466)	(11,389)

Lincoln National Variable Annuity Account E

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Managed Risk Growth Fund - Class P2	—	(77)	(77)
American Funds Managed Risk Growth PortfolioSM - Class P2	213	(1,163)	(950)
American Funds Managed Risk Growth-Income Fund - Class P2	—	(251)	(251)
American Funds Managed Risk International Fund - Class P2	52	(267)	(215)
American Funds Managed Risk Washington Mutual Investors Fund - Class P2	804	(305)	499
American Funds Mortgage Fund - Class 2	—	(1,640)	(1,640)
American Funds New World Fund® - Class 1	3,839	(57,279)	(53,440)
American Funds The Bond Fund of America - Class 1	61,739	(352,403)	(290,664)
American Funds U.S. Government Securities Fund - Class 1	26,758	(365,051)	(338,293)
American Funds Ultra-Short Bond Fund - Class 1	6,124,021	(3,051,917)	3,072,104
American Funds Washington Mutual Investors Fund - Class 1	16,188	(152,585)	(136,397)
LVIP American Balanced Allocation Fund - Standard Class	19,591	(18,175)	1,416
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	16	(12,195)	(12,179)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	54	(10,460)	(10,406)
LVIP American Growth Allocation Fund - Standard Class	3	(117)	(114)
LVIP American Income Allocation Fund - Standard Class	13,216	(10,987)	2,229
LVIP American Preservation Fund - Service Class	11,380	(9,268)	2,112

The change in units outstanding for the year ended December 31, 2021, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Fund - Class 1	85,759	(190,462)	(104,703)
American Funds Capital Income Builder® - Class 4	501	(6,219)	(5,718)
American Funds Capital World Bond Fund - Class 1	16,255	(28,551)	(12,296)
American Funds Capital World Growth and Income Fund - Class 1	25,466	(30,016)	(4,550)
American Funds Global Balanced Fund - Class 2	608	(1,360)	(752)
American Funds Global Growth Fund - Class 1	98,004	(121,407)	(23,403)
American Funds Global Growth PortfolioSM - Class 4	1,049	(891)	158
American Funds Global Small Capitalization Fund - Class 1	59,473	(93,563)	(34,090)
American Funds Growth and Income PortfolioSM - Class 4	14,925	(511)	14,414
American Funds Growth Fund - Class 1	157,380	(468,801)	(311,421)
American Funds Growth-Income Fund - Class 1	52,313	(754,246)	(701,933)
American Funds High-Income Trust - Class 1	57,276	(118,287)	(61,011)
American Funds International Fund - Class 1	105,876	(146,476)	(40,600)
American Funds International Growth and Income Fund - Class 1	1,435	(1,423)	12
American Funds Managed Risk Asset Allocation Fund - Class P2	3	(2,247)	(2,244)
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	34	(736)	(702)
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	—	(10,484)	(10,484)
American Funds Managed Risk Growth Fund - Class P2	1,250	—	1,250
American Funds Managed Risk Growth PortfolioSM - Class P2	—	(1,776)	(1,776)
American Funds Managed Risk Growth-Income Fund - Class P2	2	(492)	(490)
American Funds Managed Risk International Fund - Class P2	335	(501)	(166)
American Funds Managed Risk Washington Mutual Investors Fund - Class P2	3	(1,052)	(1,049)
American Funds Mortgage Fund - Class 2	1,380	(1,636)	(256)
American Funds New World Fund® - Class 1	152,844	(119,772)	33,072
American Funds The Bond Fund of America - Class 1	291,762	(575,557)	(283,795)
American Funds U.S. Government Securities Fund - Class 1	189,175	(388,339)	(199,164)
American Funds Ultra-Short Bond Fund - Class 1	3,287,344	(4,128,914)	(841,570)
American Funds Washington Mutual Investors Fund - Class 1	263,783	(203,379)	60,404
LVIP American Balanced Allocation Fund - Standard Class	14,205	(9,401)	4,804
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	4,851	(18,160)	(13,309)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	218	(12,278)	(12,060)
LVIP American Growth Allocation Fund - Standard Class	—	(137)	(137)
LVIP American Income Allocation Fund - Standard Class	8,332	(6,660)	1,672
LVIP American Preservation Fund - Service Class	16,401	(12,276)	4,125

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company and

Contract Owners of Lincoln National Variable Annuity Account E

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln National Variable Annuity Account E ("Variable Account"), as of December 31, 2022, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP
We have served as the Variable Account's Auditor since 1987.
Philadelphia, Pennsylvania
April 19, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Asset Allocation Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Capital Income Builder® - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Capital World Bond Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Capital World Growth and Income Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Balanced Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Growth Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Growth PortfolioSM - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Small Capitalization Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth and Income PortfolioSM - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth-Income Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds High-Income Trust - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds International Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds International Growth and Income Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk Growth Fund - Class P2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk Growth PortfolioSM - Class P2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk Growth-Income Fund - Class P2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk International Fund - Class P2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk Washington Mutual Investors Fund - Class P2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Mortgage Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds New World Fund® - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds The Bond Fund of America - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds U.S. Government Securities Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Ultra-Short Bond Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Washington Mutual Investors Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Growth Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Income Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Preservation Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022